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                                                                   EXHIBIT 10.2


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                            CANADIAN CREDIT AGREEMENT

                       ---------------------------------

                          NORTHSTAR ENERGY CORPORATION

                                       and

                         DEVON ENERGY CANADA CORPORATION

                              as Canadian Borrowers

                             BANK OF AMERICA CANADA

                             as Administrative Agent

                         BANC OF AMERICA SECURITIES LLC

                                as Lead Arranger

                         BANC ONE CAPITAL MARKETS, INC.

                              as Syndication Agent

                            THE CHASE MANHATTAN BANK

                             as Documentation Agent

                            FIRST UNION NATIONAL BANK

                             as Documentation Agent

                       and CERTAIN FINANCIAL INSTITUTIONS

                                   as Lenders

                       ---------------------------------

                                 US $275,000,000

                                 August 29, 2000


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                                TABLE OF CONTENTS


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CREDIT AGREEMENT ...................................................................................................        1
      Section 1.1.     Commitments to Make Advances; Canadian Notes ................................................        1
      Section 1.2.     Requests for New Canadian Advances ..........................................................        2
      Section 1.3.     Continuations and Conversions of Existing Canadian Advances .................................        4
      Section 1.4.     Repayments ..................................................................................        5
      Section 1.5.     Interest Rates and Fees. ....................................................................        7
      Section 1.6.     Extension of Conversion Date. ...............................................................        9
      Section 1.7.     Conversion to Canadian Term Loan ............................................................        9
      Section 1.8.     Non-Accepting Lender ........................................................................        10
      Section 1.9.     Competitive Bid Loans .......................................................................        10
      Section 1.10.    Use of Proceeds .............................................................................        13
      Section 1.11.    Refinancings of Canadian Swing Loans ........................................................        14
      Section 1.12.    Re-allocation of Tranche B Maximum Credit Amount and Canadian Maximum Credit Amount .........        15

ARTICLE II - Bankers' Acceptances and Letters of Credit ............................................................        16
      Section 2.1.     Creation of Bankers' Acceptances ............................................................        16
      Section 2.2.     Terms of Acceptance by the Canadian Resident Lenders ........................................        17
      Section 2.3.     General Procedures for Bankers' Acceptances .................................................        19
      Section 2.4.     Execution of Bankers' Acceptances ...........................................................        21
      Section 2.5.     Escrowed Funds ..............................................................................        21
      Section 2.6.     Letters of Credit ...........................................................................        21
      Section 2.7.     Requesting Letters of Credit ................................................................        22
      Section 2.8.     Reimbursement and Participations ............................................................        23
      Section 2.9.     Letter of Credit Fees .......................................................................        23
      Section 2.10.    No Duty to Inquire ..........................................................................        23
      Section 2.11.    LC Collateral ...............................................................................        24

ARTICLE III - Payments to Lenders ..................................................................................        25
      Section 3.1.     General Procedures ..........................................................................        25
      Section 3.2.     Change in Law; Gross Up; Increased Cost and Reduced Return ..................................        27
      Section 3.3.     Limitation on Types of Canadian Loans .......................................................        29
      Section 3.4.     Illegality ..................................................................................        29
      Section 3.5.     Treatment of Affected Loans .................................................................        29
      Section 3.6.     Compensation ................................................................................        30
      Section 3.7.     Change of Applicable Lending Office .........................................................        31
      Section 3.8.     Replacement of Lenders ......................................................................        31
      Section 3.9.     Other Taxes .................................................................................        31
      Section 3.10.    Currency Conversion and Currency Indemnity ..................................................        32


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
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ARTICLE IV - Conditions Precedent to Advances ......................................................................        33
      Section 4.1.     Documents to be Delivered ...................................................................        33
      Section 4.2.     Additional Conditions Precedent to First Canadian Loan or First Letter of Credit ............        34
      Section 4.3.     Additional Conditions Precedent to all Canadian Loans and Letters of Credit .................        35

ARTICLE V - Representations and Warranties .........................................................................        35
      Section 5.1.     No Default ..................................................................................        35
      Section 5.2.     Organization and Good Standing ..............................................................        35
      Section 5.3.     Authorization ...............................................................................        36
      Section 5.4.     No Conflicts or Consents ....................................................................        36
      Section 5.5.     Enforceable Obligations .....................................................................        36
      Section 5.6.     Full Disclosure .............................................................................        36
      Section 5.7.     Litigation ..................................................................................        37
      Section 5.8.     Environmental and Other Laws ................................................................        37
      Section 5.9.     Names and Places of Business ................................................................        37
      Section 5.10.    Canadian Borrowers' Subsidiaries ............................................................        37
      Section 5.11.    Title to Properties; Licenses ...............................................................        38
      Section 5.12.    Solvency ....................................................................................        38

ARTICLE VI - Affirmative Covenants of Canadian Borrowers ...........................................................        38
      Section 6.1.     Payment and Performance .....................................................................        38
      Section 6.2.     Books, Financial Statements and Reports .....................................................        39
      Section 6.3.     Other Information and Inspections ...........................................................        40
      Section 6.4.     Notice of Material Events and Change of Address .............................................        40
      Section 6.5.     Maintenance of Properties ...................................................................        41
      Section 6.6.     Maintenance of Existence and Qualifications .................................................        41
      Section 6.7.     Payment of Trade Liabilities, Taxes, etc ....................................................        41
      Section 6.8.     Insurance ...................................................................................        41
      Section 6.9.     Performance on Canadian Borrowers' Behalf ...................................................        41
      Section 6.10.    Interest ....................................................................................        42
      Section 6.11.    Compliance with Law .........................................................................        42
      Section 6.12.    Environmental Matters .......................................................................        42
      Section 6.13.    Bank Accounts; Offset .......................................................................        42

ARTICLE VII - Negative Covenants of Canadian Borrowers .............................................................        43
      Section 7.1.     Indebtedness ................................................................................        43
      Section 7.2.     Limitation on Liens .........................................................................        44
      Section 7.3.     Limitation on Mergers .......................................................................        44
      Section 7.4.     Limitation on Issuance of Securities by Subsidiaries of US Borrower; Ownership of
                         certain Restricted Subsidiaries by US Borrower ............................................        44
      Section 7.5.     Limitation on Restricted Payments ...........................................................        45
      Section 7.6.     Transactions with Affiliates ................................................................        45
      Section 7.7.     Funded Debt to Total Capitalization .........................................................        45



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
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ARTICLE VIII - Events of Default and Remedies ......................................................................        45
      Section 8.1.     Events of Default ...........................................................................        45
      Section 8.2.     Remedies ....................................................................................        48

ARTICLE IX - Canadian Agent ........................................................................................        48
      Section 9.1.     Appointment, Powers, and Immunities .........................................................        48
      Section 9.2.     Reliance by Canadian Agent ..................................................................        49
      Section 9.3.     Defaults ....................................................................................        50
      Section 9.4.     Rights as Lender ............................................................................        50
      Section 9.5.     Indemnification .............................................................................        50
      Section 9.6.     Non-Reliance on Canadian Agent and Other Lenders ............................................        51
      Section 9.7.     Administrative Agent in its Individual Capacity .............................................        51
      Section 9.8.     Sharing of Set-Offs and Other Payments ......................................................        51
      Section 9.9.     Investments .................................................................................        52
      Section 9.10.    Benefit of Article IX .......................................................................        52
      Section 9.11.    Resignation .................................................................................        52
      Section 9.12.    Lenders to Remain Pro Rata ..................................................................        53
      Section 9.13.    Other Agents ................................................................................        53

ARTICLE X - Miscellaneous ..........................................................................................        53
      Section 10.1.    Waivers and Amendments; Acknowledgments .....................................................        53
      Section 10.2.    Survival of Agreements; Cumulative Nature ...................................................        55
      Section 10.3.    Notices .....................................................................................        55
      Section 10.4.    Payment of Expenses; Indemnity ..............................................................        56
      Section 10.5.    Parties in Interest .........................................................................        57
      Section 10.6.    Assignments and Participations ..............................................................        57
      Section 10.7.    Confidentiality .............................................................................        60
      Section 10.8.    Governing Law; Submission to Process ........................................................        61
      Section 10.9.    Waiver of Judgment Interest Act (Alberta ....................................................        61
      Section 10.10.   Deemed Reinvestment Not Applicable ..........................................................        61
      Section 10.11.   Limitation on Interest ......................................................................        61
      Section 10.12.   Termination; Limited Survival ...............................................................        62
      Section 10.13.   Severability ................................................................................        63
      Section 10.14.   Counterparts; Fax ...........................................................................        63
      Section 10.15.   Waiver of Jury Trial, Punitive Damages, etc .................................................        63
      Section 10.16.   Defined Terms ...............................................................................        63
      Section 10.17.   Annex I, Exhibits and Schedules; Additional Definitions .....................................        64
      Section 10.18.   Amendment of Defined Instruments ............................................................        64
      Section 10.19.   References and Titles .......................................................................        64
      Section 10.20.   Calculations and Determinations .............................................................        64
      Section 10.21.   Construction of Indemnities and Releases ....................................................        64
      Section 10.22.   Separate Obligations ........................................................................        65
      Section 10.23.   Termination of Existing Canadian Agreement ..................................................        65



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Schedules and Exhibits:

Annex I            -        Defined Terms
Annex II           -        Lenders Schedule

Schedule 1         -        Disclosure Schedule
Schedule 2         -        Surety Bonds & Letters of Credit

Exhibit A-1        -        Promissory Note
Exhibit A-2        -        Canadian Swing Promissory Note
Exhibit B          -        Borrowing Notice
Exhibit C          -        Continuation/Conversion Notice
Exhibit D          -        Certificate Accompanying Financial Statements
Exhibit E          -        Opinion of Counsel for Restricted Persons
Exhibit F          -        Assignment and Acceptance Agreement
Exhibit G          -        Re-allocation Notice
Exhibit H          -        [Reserved]
Exhibit I          -        Competitive Bid Request
Exhibit J          -        Invitation to Bid
Exhibit K          -        Competitive Bid
Exhibit L          -        Competitive Bid Accept/Reject Letter
Exhibit M          -        Competitive Bid Note




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                                CREDIT AGREEMENT


        THIS CREDIT AGREEMENT is made as of August 29, 2000, by and among Northstar Energy Corporation, an Alberta corporation, and Devon Energy Canada Corporation, an Alberta corporation (herein collectively, called "Canadian Borrowers"), Bank of America Canada, individually and as administrative agent (herein called "Canadian Agent") and the undersigned Lenders. In consideration of the mutual covenants and agreements contained herein the parties hereto agree as follows:

                          ARTICLE I - Canadian Advances

        Section 1.1. Commitments to Make Advances; Canadian Notes.

        (a) Canadian Loans. Subject to the terms and conditions hereof, each Lender agrees to extend credit to each Canadian Borrower by advancing funds to the applicable Canadian Borrower specified in a Borrowing Notice (herein called such Lender's "Canadian Revolving Loans" and, with reference to Canadian Resident Lenders only, accepting or purchasing drafts of Bankers' Acceptances issued under this Agreement by the applicable Canadian Borrower specified in a Borrowing Notice herein called such Lender's "Bankers' Acceptances"; each Lender's Canadian Revolving Loans, Canadian Term Loans, and Bankers' Acceptances are herein collectively called such Lender's "Canadian Advances") upon Canadian Borrower's request from time to time during the Canadian Revolving Period, provided that (i) subject to Sections 2.1, 2.2., 3.3, 3.4 and 3.5, all Lenders are requested to make Canadian Advances of the same Type in accordance with their respective Percentage Shares and as part of the same Borrowing and (ii) such Lender's Percentage Share of the Canadian Facility Usage shall never exceed such Lender's Percentage Share of the Canadian Maximum Credit Amount. The aggregate amount of all Canadian Loans in any Borrowing must be an integral multiple of $100,000 in the Applicable Currency which equals or exceeds $1,000,000 in the Applicable Currency or must equal the unadvanced portion of the Canadian Maximum Credit Amount. Each Canadian Borrower may have no more than ten Borrowings of Eurodollar Loans outstanding at any time. The obligation of each Canadian Borrower to repay to each Lender the aggregate amount of all Canadian Loans (excluding Canadian Swing Loans) made by such Lender to such Borrower, together with interest accruing in connection therewith, shall be evidenced by a separate promissory note (herein called such Lender's "Canadian Note") made, by each Canadian Borrower payable to the order of such Lender in the form of Exhibit A-1 with appropriate insertions. The amount of principal owing on any Lender's Canadian Note at any given time shall be the aggregate amount of all Canadian Loans theretofore made by such Lender minus all payments of principal theretofore received by such Lender on such Canadian Note. Interest on each Canadian Note shall accrue and be due and payable as provided herein and therein. Each Lender's Canadian Note shall be due and payable as provided herein and therein and shall be due and payable in full on the Canadian Facility Maturity Date.

        (b) Swing Loans. Subject to the terms and conditions hereof, Canadian Swing Lender agrees to make loans to each Canadian Borrower (herein called "Canadian Swing Loans") upon the applicable Canadian Borrower's request from time to time during the Canadian Revolving Period, provided that (i) the Canadian Facility Usage shall never exceed the Canadian Maximum Credit Amount, and (ii) the aggregate amount of Canadian Swing Loans outstanding shall never exceed the Canadian Swing Sublimit. The aggregate amount of all Canadian Swing Loans in any Borrowing must be an integral multiple of C $100,000 which equals or exceeds C $1,000,000 or must equal the unadvanced portion of the Canadian Maximum Credit Amount. The obligation of each Canadian Borrower to repay to Canadian Swing Lender the aggregate amount of all Canadian Swing Loans made by Canadian Swing Lender, together with interest accruing in connection therewith, shall be evidenced by a separate promissory note (herein called each Canadian Borrower's "Canadian Swing Note") made by each Canadian Borrower payable to the order of Canadian Swing Lender in the form of Exhibit A-2 with appropriate insertions. The amount of principal owing on each Canadian Swing Note at any given time shall be the aggregate amount of all Canadian Swing Loans theretofore made by Canadian Swing Lender minus all payments of principal theretofore received by Canadian Swing Lender on such Canadian Swing Note (including as a result of any refinancing pursuant to Section 1.11). Interest on each Canadian Swing Note shall accrue and be due and payable as provided herein and therein. Each Canadian Swing Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the Conversion Date. Subject to the terms and conditions hereof, each Canadian Borrower may borrow, repay, and reborrow Canadian Swing Loans under the Canadian Agreement during the Canadian Revolving Period.

        Section 1.2. Requests for New Canadian Advances. The applicable Canadian Borrower must give to Canadian Agent written notice (or telephonic notice promptly confirmed in writing) of any requested Borrowing of new Canadian Loans and any requested Borrowing by way of new Bankers' Acceptances. Each such notice constitutes a "Borrowing Notice" hereunder and must:

        (a) specify (i) the aggregate amount of any such Borrowing of new Canadian Base Rate Loans and the date on which such Canadian Base Rate Loans are to be advanced, (ii) the aggregate amount of any such Borrowing of Canadian Prime Rate Loans and the date on which such Canadian Prime Rate Loans are to be advanced, (iii) the aggregate amount of any such Borrowing of new US Dollar Eurodollar Loans, the date on which such US Dollar Eurodollar Loans are to be advanced (which shall be the first day of the Eurodollar Interest Period which is to apply thereto), and the length of the applicable Eurodollar Interest Period, (iv) the aggregate amount of any such Borrowing of new Canadian Dollar Eurodollar Loans, the date on which such Canadian Dollar Eurodollar Loans are to be advanced (which shall be the first day of the Eurodollar Interest Period which is to apply thereto), and the length of the applicable Eurodollar Interest Period, (v) the aggregate amount of any such Borrowing by way of Bankers' Acceptances (subject to Section 2.2(f)), and the date on which such Bankers' Acceptances are to be accepted and the maturity of such Bankers' Acceptances, or
(vi) the aggregate amount of any such Borrowing of new Canadian Swing Loans and the date on which such Canadian Swing Loans are to be advanced; and



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        (b) be received by Canadian Agent (i) in the case of Canadian Advances other than Canadian Swing Loans, not later than 11:00 a.m., Toronto, Ontario time, on (1) on the Business Day preceding the day on which any such Canadian Base Rate Loans or Canadian Prime Rate Loans are to be made, (2) the third Business Day preceding the day on which any such Eurodollar Loans are to be made or (3) the third Business Day before such Bankers' Acceptances are to be issued and (ii) in the case of Canadian Advances that are Canadian Swing Loans, not later than 2:00 p.m., Toronto, Ontario time on the Business Day on which any such Canadian Swing Loans are to be made.

Each such written request or confirmation must be made in the form and substance of the "Borrowing Notice" attached hereto as Exhibit B, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by the applicable Canadian Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Borrowing Notice, Canadian Agent shall give each Lender prompt notice of the terms thereof (excluding Canadian Swing Loans) not later than 5:00 p.m. Toronto, Ontario time on the day it receives such Borrowing Notice from the applicable Canadian Borrower if it receives such Borrowing Notice by 11:00 a.m., Toronto, Ontario time, otherwise on the next Business Day. Each Borrowing Notice shall be irrevocable and binding on the applicable Canadian Borrower. If all conditions precedent to such new Canadian Advances have been met, (i) each Lender will on the date requested promptly remit to Canadian Agent by 1:00 p.m. Toronto, Ontario time its Canadian Advances made in Canadian Dollars to Canadian Agent's office in Toronto, Canada and its Canadian Advances made in United States Dollars to the US Account in New York, New York) in immediately available funds, and upon receipt of such funds, unless to its actual knowledge any conditions precedent to such Canadian Advances have been neither met nor waived as provided herein, Canadian Agent shall promptly make such Canadian Advances available to the applicable Canadian Borrower or (ii) each Canadian Resident Lender will accept drafts of Bankers' Acceptances on the date requested in accordance with Sections 2.1 through 2.3. Unless Canadian Agent shall have received prompt notice from a Lender that such Lender will not make available to Canadian Agent such Lender's new Canadian Advance, Canadian Agent may in its discretion assume that such Lender has made such Canadian Advance available to Canadian Agent in accordance with this section and Canadian Agent may if it chooses, in reliance upon such assumption, make such Canadian Advance available to the applicable Canadian Borrower. If and to the extent such Lender shall not so make its new Canadian Advance available to Canadian Agent, such Lender and the applicable Canadian Borrower severally agree to pay or repay to Canadian Agent within three days after demand the amount of such Canadian Advance together with interest thereon, for each day from the date such amount was made available to the applicable Canadian Borrower until the date such amount is paid or repaid to Canadian Agent, with interest at (1) the Canadian Prime Rate, if such Lender is making such payment and (2) the interest rate applicable at the time to the other new Canadian Advances made on such date, if a Canadian Borrower is making such repayment; provided that Canadian Agent gave notice of the terms of the Borrowing Notice to such Lender in accordance with the terms of this Section 1.2. If neither such Lender nor such Canadian Borrower pays or repays to Canadian Agent such amount within such three-day period, Canadian Agent shall in addition to such amount be entitled to recover from such Lender and from the applicable Canadian Borrower, on demand, interest on such Canadian Advance at the Default Rate




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applicable thereto, calculated from the date such amount was made available to such Canadian Borrower. The failure of any Lender to make any new Canadian Advance to be made by it hereunder shall not relieve any other Lender of its obligation hereunder, if any, to make its new Canadian Advance, but no Lender shall be responsible for the failure of any other Lender to make any new Canadian Advance to be made by such other Lender.

        Section 1.3. Continuations and Conversions of Existing Canadian Advances . Subject to the terms of Section 2.3 with respect to Bankers' Acceptances, the applicable Canadian Borrower may make the following elections with respect to Canadian Advances and Canadian Swing Loans already outstanding under this
Agreement: (i) to convert any Type of Canadian Advance to any other Type of Canadian Advance, provided that any such Conversion of any Eurodollar Loan must be made on the last day of the Eurodollar Interest Period applicable thereto and any such Conversion of a Bankers' Acceptance must be made on the date of maturity thereof; (ii) to continue Eurodollar Loans beyond the expiration of such Eurodollar Interest Period by designating a new Eurodollar Interest Period to take effect at the time of such expiration, and to rollover any existing Bankers' Acceptance by designating the new maturity date applicable thereto; and
(iii) to convert Canadian Swing Loans to any Type of Canadian Advances as a refinancing of such Canadian Swing Loans pursuant to Section 1.11. In making such elections, the applicable Canadian Borrower may combine existing Canadian Advances made pursuant to separate Borrowings into one new Borrowing or divide existing Canadian Advances made pursuant to one Borrowing into separate new Borrowings, provided that Canadian Borrowers may have no more than ten Borrowings of US Dollar Eurodollar Loans outstanding at any time and no more than ten Borrowings of Canadian Dollar Eurodollar Loans outstanding at any time. To make any such election, the applicable Canadian Borrower must give to Canadian Agent written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing Canadian Advances, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

        (a) specify the existing Canadian Advances made under this Agreement which are to be continued or converted;

        (b) specify (i) the aggregate amount of any Borrowing of Canadian Base Rate Loans or Canadian Prime Rate Loans into which such existing Canadian Advances are to be continued or converted and the date on which such Continuation or Conversion is to occur, or (ii) the aggregate amount of any Borrowing of Eurodollar Loans into which such existing Canadian Advances are to be continued or converted, the date on which such Continuation or Conversion is to occur (which shall be the first day of the Eurodollar Interest Period which is to apply to such Eurodollar Loans), and the length of the applicable Eurodollar Interest Period, or (iii) the amount of any Borrowing of Bankers' Acceptances into which such existing Canadian Advances are to be continued or converted, the date on which such Continuation or Conversion is to occur, and the maturity of such Bankers' Acceptances; and

        (c) be received by Canadian Agent not later than 11:00 a.m., Toronto, Ontario time, on (i) the first Business Day preceding the day on which any such Continuation or Conversion to



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Canadian Base Rate Loans or Canadian Prime Rate Loans is to occur, or (ii) the third Business Day preceding the day on which any such Continuation or Conversion to Eurodollar Loans is to occur, or (iii) on the third Business Day preceding the day on which any such Continuation or Conversion to Bankers' Acceptances is to occur.

Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit C, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by the applicable Canadian Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Continuation/Conversion Notice, Canadian Agent shall give each Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be irrevocable and binding on the applicable Canadian Borrower. During the continuance of any Default, Canadian Borrowers may not make any election to convert existing Canadian Advances or Canadian Swing Loans made under this Agreement into Eurodollar Loans or Bankers' Acceptances or continue existing Eurodollar Loans made under this Agreement as Eurodollar Loans or to rollover existing Bankers' Acceptances into new Bankers' Acceptances. If (due to the existence of a Default or for any other reason) the applicable Canadian Borrower fails to timely and properly give or are prevented hereunder from giving any Continuation/Conversion Notice with respect to a Borrowing of existing Eurodollar Loans or Bankers' Acceptances at least three days prior to the end of the Eurodollar Interest Period applicable thereto or maturity of the Bankers' Acceptance, such Eurodollar Loans and Bankers' Acceptances shall automatically be converted into Canadian Base Rate Loans (in the case of US Dollar Eurodollar Loans) or Canadian Prime Rate Loans (in the case of Canadian Dollar Eurodollar Loans and Bankers' Acceptances) at the end of such Eurodollar Interest Period. No new funds shall be repaid by the applicable Canadian Borrower or advanced by any Lender in connection with any Continuation or Conversion of existing Canadian Advances pursuant to this section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in terms of already outstanding Advances and the interest rate applicable thereto.

        Section 1.4. Repayments .

        (a) During Canadian Revolving Period . Subject to the terms and conditions hereof, either Canadian Borrower may borrow, repay, and reborrow hereunder during the Canadian Revolving Period, so long as (i) the applicable Canadian Borrower gives notice to Canadian Agent by 2:00 p.m., Toronto, Ontario time on the Business Day immediately preceding the date of prepayment (and Canadian Agent shall give each Lender notice thereof by 4:30 p.m. Toronto, Ontario time on the date such notice is received from the applicable Borrower if it receives such Borrowing Notice by 11:00 a.m., Toronto, Ontario time, otherwise on the next Business Day) all partial prepayments of principal concurrently paid on the Canadian Loans are increments of $100,000 in the Applicable Currency and in an aggregate amount greater than or equal to $1,000,000 in the Applicable Currency and (ii) the applicable Canadian Borrower pays all amounts owing in connection with the prepayment of any Eurodollar Loan owing under Section 3.6.



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

        (b) During Canadian Term Period.

            (i) Optional Prepayments. Either Canadian Borrower may, upon giving notice to Canadian Agent by 2:00 p.m., Toronto, Ontario time on the Business Day immediately preceding the date of prepayment (and Canadian Agent shall give each Lender notice thereof by 5:00 p.m. Toronto, Ontario time on the date such notice is received from the applicable Canadian Borrower if it receives such notice by 11:00 a.m., Toronto, Ontario time, otherwise on the next Business Day), from time to time during the Term Period and without premium or penalty, prepay the Canadian Loans including Competitive Bid Notes, in whole or in part, so long as all partial prepayments of principal concurrently paid on the Canadian Loans are in increments of $100,000 in the Applicable Currency and in an aggregate amount greater than or equal to $1,000,000 in the Applicable Currency and so long as Canadian Borrowers pay all amounts owing in connection with the prepayment of any Eurodollar Loan owing under Section 3.6, and provided that no Bankers' Acceptance may be prepaid prior to its stated maturity date except in accordance with Section 2.5. Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid, shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Canadian Loan Documents at the time of such prepayment, and shall first reduce the semi-annual scheduled installments (other than the final installment) during the Term Period in respect of Canadian Loans that are not Competitive Bid Loans, then reduce the final installment in respect of Canadian Loans that are not Competitive Bid Loans, and then, unless otherwise designated by Canadian Borrowers, reduce the outstanding Competitive Bid Loans in order of shortest maturity.

            (ii) Scheduled Repayments of Principal. Subject to Section 1.4(b)(iii) during the Term Period, Borrower shall repay the principal of the Canadian Loans that are not Competitive Bid Loans in equal semi-annual installments, each in an amount equal to two and one-half percent (2.5%) of the outstanding principal balance of the Canadian Advances on the Conversion Date. Such installments shall be due and payable on each June 30 and December 31 each year and in a final installment due and payable on the Canadian Facility Maturity Date in an amount equal to the entire unpaid principal balance of such Loans outstanding on the Canadian Facility Maturity Date.

            (iii) Income Tax Act (Canada). Except as otherwise provided in
Section 8.1, in no event shall either Canadian Borrower be required to repay more than 25% of the principal amount (as defined in the Income Tax Act (Canada)) of the Canadian Advances made to it prior to five years and a day after the Conversion Date, including, but not limited to payments under
Section 1.4(b)(ii), 1.4(c) and 1.4(d).

        (c) Mandatory Prepayments. Except to the extent permitted by Section 1.4(d), and subject to Section 1.4(e), if the aggregate principal amount of the outstanding Canadian Obligations ever exceeds the Canadian Maximum Credit Amount, Canadian Borrowers shall immediately prepay the principal of the Canadian Loans outstanding under the Canadian Agreement in an amount at least equal to such excess. Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Canadian Loan Documents at the time of such prepayment.

        (d) Currency Fluctuations. Notwithstanding any other provision of this Agreement, if any Canadian Loan outstanding is denominated in C$, Canadian Agent shall have the right to calculate the outstanding Canadian Obligations for all purposes including making a determination from time to time of the available undrawn portion of the Canadian Maximum Credit Amount. If following such calculation, Canadian Agent determines that the outstanding Canadian Obligations are greater than 105% of the Canadian Advances permitted hereby to be outstanding at such time, then Canadian Agent shall so advise Canadian Borrowers and, subject to Section 1.4(e), Canadian Borrowers shall repay, on the later of five Business Days after such advice and the next applicable Interest Payment Date immediately following such date of calculation, an amount sufficient to eliminate the excess over and above the aggregate amount of the Canadian Loans permitted hereby to be outstanding at such time, together with all accrued interest on the amount so paid.

        (e) Application of Prepayment. Any mandatory prepayment of any principal amount (for the purposes of this Section, as defined in the Income Tax Act (Canada)) made by a Canadian Borrower pursuant to Sections 1.4(c) and 1.4(d) or otherwise in respect of a particular loan, shall reduce the semi-annual scheduled installments (other than the final installment) during the Term Period in respect of that loan in inverse order of maturity. Such mandatory prepayments shall be applied to the Canadian Loans (other than Bankers' Acceptances and Competitive Bid Loans) pro rata based on outstanding principal; provided that if such prepayment of Canadian Loans does not eliminate such mandatory prepayment obligation, the further repayments shall apply first to Competitive Bid Loans in order of shortest maturity, and second to an escrow fund maintained in accordance with Section 2.5.

        Section 1.5. Interest Rates and Fees.

        (a) Interest Rates. The Canadian Loans shall bear interest payable by the applicable Canadian Borrower as follows and all accrued and unpaid interest on the Canadian Loans shall be due and payable on the applicable Interest Payment Date at the place set forth in the Canadian Notes:

                (i) Each Canadian Base Rate Loan shall bear interest on each day outstanding at the Canadian US Dollar Base Rate in effect on such day.

                (ii) Each Canadian Prime Rate Loan shall bear interest on each day outstanding at the Canadian Prime Rate in effect on such day.

                (iii) Each US Dollar Eurodollar Loan shall bear interest on each day during the related Eurodollar Interest Period at the related Adjusted US Dollar Eurodollar Rate in effect on such day.

                (iv) Each Canadian Dollar Eurodollar Loan shall bear interest on each day during the related Eurodollar Interest Period at the related Adjusted Canadian Dollar Eurodollar Rate in effect on such day.

                (v) Each Canadian Swing Loan shall bear interest on each day outstanding at the Canadian Swing Rate for such Canadian Swing Loan in effect on such day.

                (vi) Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, each Canadian Loan shall bear interest on each day outstanding at the applicable Default Rate. Past due payments of principal and interest shall bear interest at the rates and in the manner set forth in the Canadian Notes.

        (b) Facility Fees. In consideration of each Lender's commitment to make Canadian Advances under this Agreement, Canadian Borrowers will pay to Canadian Agent for the account of each Lender a facility fee determined on a daily basis by applying (i) the Facility Fee Rate to such Lender's Percentage Share of the Canadian Maximum Credit Amount on each day during the Canadian Revolving Period and (ii) the Facility Fee Rate to such Lender's Percentage Share of the Canadian Facility Usage on each day from the Conversion Date until the Canadian Facility Maturity Date. This facility fee shall be due and payable in arrears on the last day of each Fiscal Quarter and on the Canadian Facility Maturity Date.

        (c) Utilization Fees. In consideration of each Lender's commitment to make Canadian Advances under this Agreement, Canadian Borrowers will pay to Canadian Agent for the account of each Lender a utilization fee determined on a daily basis by applying (i) a rate of 7.5 Basis Points per annum to such Lender's Percentage Share of the Canadian Facility Usage on each day during the term of this Agreement that the Canadian Facility Usage exceeds thirty-three percent (33%) of the Canadian Maximum Credit Amount, and (ii) a rate of 15 Basis Points per annum to such Lender's Percentage Share of the Canadian Facility Usage on each day during the term of this Agreement that the Canadian Facility Usage exceeds sixty-six percent (66%) of the Canadian Maximum Credit Amount. This utilization fee shall be due and payable in arrears on each Interest Payment Date for Canadian US Dollar Base Rate Loans and on the date all Canadian Obligations are repaid in full.

        (d) Stamping Fees. In consideration of each Canadian Resident Lender's commitment to accept or participate in Bankers' Acceptances under this Agreement, the applicable Canadian Borrower will pay to Canadian Agent for the account of such Lender the Stamping Fee Rate multiplied by the face amount of each Bankers' Acceptance accepted by such Lender under this Agreement calculated for the number of days in the term of such Bankers' Acceptance. Such fee shall be due and payable on the date on which such Bankers' Acceptances are accepted and if such Canadian Resident Lender is purchasing such Bankers' Acceptance, such fee shall be deducted from the Discount Proceeds paid to the applicable Canadian Borrower.

        (e) Canadian Agent's Fees. In addition to all other amounts due to Canadian Agent under the Canadian Loan Documents, Canadian Borrowers will pay fees to Canadian Agent as described in a letter agreement dated as of August 1, 2000 between US Agent and US Borrower.

        Section 1.6. Extension of Conversion Date.

        (a) Canadian Borrowers may, at their option and from time to time during the Canadian Revolving Period, request an offer to extend the Canadian Revolving Period by delivering to Canadian Agent a Request for an Offer of Extension not more than ninety days and not less than forty-five days prior to the then current Conversion Date. Canadian Agent shall forthwith provide a copy of the Request for an Offer of Extension to each of the Lenders. Upon receipt from Canadian Agent of an executed Request for an Offer of Extension, each Lender shall, within thirty days after the date of such Lender's receipt of such request from Canadian Agent, either:

                (i) notify Canadian Agent of its acceptance of the Request for an Offer of Extension, and the terms and conditions, if any, upon which such Lender is prepared to extend the Conversion Date; or

                (ii) notify Canadian Agent that the Request for an Offer of Extension has been denied, such notice to forthwith be forwarded by Canadian Agent to Canadian Borrowers to allow Canadian Borrowers to seek a replacement lender pursuant to Section 1.8 (any Lender giving notice of such denial is herein called a "Non-Accepting Lender"). The failure of a Lender to so notify Canadian Agent within such thirty day period shall be deemed to be notification by such Lender to Canadian Agent that such Lender has denied Canadian Borrowers' Request for an Offer of Extension.

        (b) Provided that all Lenders provide notice to Canadian Agent under
Section 1.6(a) that they accept the Request for an Offer of Extension, or if there are Non-Accepting Lenders, such Lenders shall have been repaid pursuant to
Section 1.8 or replacement lenders shall have become parties hereto pursuant to
Section 1.8 and shall have accepted the Request for an Offer of Extension, such acceptance having common terms and conditions, Canadian Agent shall deliver to Canadian Borrowers an Offer of Extension incorporating the said terms and conditions. Such offer shall be open for acceptance by Canadian Borrowers until the fifth Business Day immediately preceding the then current Conversion Date. Upon written notice by Canadian Borrowers to Canadian Agent accepting an outstanding Offer of Extension and agreeing to the terms and conditions, if any, specified therein (the date of such notice of acceptance in Section 1.6 and 1.8 being called the "Extension Date"), the Conversion Date shall be extended to the date 364 days from the Extension Date and the terms and conditions specified in such Offer of Extension shall be immediately effective.

        (c) Canadian Borrowers understand that the consideration of any Request for an Offer of Extension constitutes an independent credit decision which each Lender retains the absolute and unfettered discretion to make and that no commitment in this regard is hereby given by a Lender and that any offer to extend the Conversion Date may be on such terms and conditions in addition to those set out herein as the extending Lenders stipulate.

        Section 1.7. Conversion to Canadian Term Loan. Unless there is an extension of the Canadian Revolving Period in accordance with Section 1.6, effective at 11:59 p.m. Toronto,

Ontario time on the day immediately preceding the Conversion Date, and provided that no Event of Default shall have occurred and be continuing, (i) each Lender's obligation to make new Canadian Advances, Canadian Swing Lender's obligation to make new Canadian Swing Loans, and Canadian LC Issuer's obligation to issue Letters of Credit hereunder shall be canceled automatically, and (ii) each Lender's Canadian Loans shall become term Canadian Loans ("Canadian Term Loans") maturing on the Canadian Facility Maturity Date.

        Section 1.8. Non-Accepting Lender. Provided that Lenders whose Percentage Shares represent more than 50% but less than 100% of the Canadian Maximum Credit Amount provide notice to Agent under Section 1.6(a) that they accept the Request for an Offer of Extension, on notice of Canadian Borrowers to Agent, Canadian Borrowers shall be entitled to choose any of the following in respect of each Non-Accepting Lender prior to the expiration of the Canadian Revolving Period, provided that if Canadian Borrowers do not make an election prior to the expiration of the Canadian Revolving Period, Canadian Borrowers shall be deemed to have irrevocably elected to exercise the provisions of
Section 1.8(b)(ii):

        (a) (i) the Non-Accepting Lender's obligations to make Canadian Advances shall be canceled as of the Extension Date, the Canadian Maximum Credit Amount shall be reduced by the amount so canceled, and on or prior to the Extension Date the Canadian Borrowers shall repay in full all Canadian Obligations then outstanding to the Non-Accepting Lender (as defined in Section 1.6(a)(ii)), or
(ii) replace the Non-Accepting Lender by reaching satisfactory arrangements with one or more existing Lenders or new Lenders, for the purchase, assignment and assumption of all Canadian Obligations and US Obligations of the Non-Accepting Lender, provided that any new Lender, with, if necessary, any Affiliate, shall take a pro rata assignment of both Canadian Obligations and US Obligations, and such Non-Accepting Lender shall be obligated to sell such Obligations in accordance with such satisfactory arrangements; or

        (b) Canadian Borrowers may elect to revoke and cancel the Request for an Offer of Extension by giving notice of such revocation and cancellation to Agent (which shall promptly notify the Lenders thereof), and concurrently therewith, shall have the option to (i) cancel the obligations of Lenders under the Canadian Agreement and, subject to the notice requirements set forth in Section 1.6(a) and to the provisions of Article III, repay in full all Canadian Obligations, or (ii) have the outstanding Canadian Loans that are not Competitive Bid Loans on the Conversion Date become term loans as provided in
Section 1.7.

In connection with any such replacement of a Lender Party pursuant to this
Section 1.8, the applicable Canadian Borrower shall pay all costs that would have been due to such Lender Party pursuant to Section 3.6 if such Lender Party's Canadian Advances had been prepaid at the time of such replacement.

        Section 1.9. Competitive Bid Loans.

        (a) Either Canadian Borrower may request that each Canadian Resident Lender submit Competitive Bids (on a several basis) for requested maturities of thirty days or more to the applicable Canadian Borrower on any Business Day during the Canadian Revolving Period, provided that all Canadian Resident Lenders are requested to make a Competitive Bid on the same basis at the same time. In order to request Competitive Bids, the applicable Canadian Borrower shall deliver by hand or facsimile to Canadian Agent a Competitive Bid Request, to be received by Canadian Agent not later than 9:00 a.m., Toronto, Ontario time one Business Day before the date specified for a proposed Competitive Bid Loan. A Competitive Bid Request that does not conform substantially to the format of Exhibit I may be rejected in Canadian Agent's sole discretion, and Canadian Agent shall promptly notify the applicable Canadian Borrower of such rejection by facsimile. After receiving an acceptable Competitive Bid Request, Canadian Agent shall no later than 12:00 noon, Toronto, Ontario time on the date such Competitive Bid Request is received by Canadian Agent, by facsimile deliver to Canadian Resident Lenders an Invitation to Bid substantially in the form of Exhibit J with respect thereto.

        (b) Each Canadian Resident Lender may, in its sole discretion, make one or more Competitive Bids to Canadian Agent responsive to each Competitive Bid Request given by the applicable Canadian Borrower. Each Competitive Bid by a Canadian Resident Lender must be received by Canadian Agent by facsimile not later than 9:00 a.m., Toronto, Ontario time on the date specified for a proposed Competitive Bid Loan. Multiple bids may be accepted by Canadian Agent. Competitive Bids that do not conform substantially to the format of Exhibit K may be rejected by Canadian Agent after conferring with, and upon the instruction of, the applicable Canadian Borrower, and Canadian Agent shall notify the bidding Canadian Resident Lender of such rejection as soon as practicable. If any Canadian Resident Lender shall elect not to make a Competitive Bid, such Canadian Resident Lender shall so notify Canadian Agent by facsimile not later than 9:00 a.m., Toronto, Ontario time, on the date specified for a Competitive Bid Loan; provided, however, that failure by any Canadian Resident Lender to give such notice shall not cause such Canadian Resident Lender to be obligated to make any Competitive Bid Loan and by such failure such Lender shall be deemed to have rejected such Competitive Bid. A Competitive Bid submitted by a Canadian Resident Lender shall be irrevocable.

        (c) Promptly, and in no event later than 9:30 a.m., Toronto, Ontario time, on the date specified for a proposed Competitive Bid Loan, Canadian Agent shall notify the applicable Canadian Borrower by facsimile of all the Competitive Bids made, the Competitive Bid Rate and the principal amount of each Competitive Bid Loan in respect of which a Competitive Bid was made, and the identity of each Canadian Resident Lender that made each Competitive Bid. Canadian Agent shall send a copy of all Competitive Bids to the applicable Canadian Borrower for its records as soon as practicable after completion of the bidding process.

        (d) The applicable Canadian Borrower may, subject only to the provisions hereof, accept or reject any Competitive Bid. The applicable Canadian Borrower shall notify Canadian Agent by facsimile pursuant to a Competitive Bid Accept/Reject Letter whether and to what extent the applicable Canadian Borrower has decided to accept or reject any or all of the Competitive Bids, not later than 10:00 a.m., Toronto, Ontario time, on the date specified for a proposed Competitive Bid Loan; provided, however, that:

                (i) the failure by the applicable Canadian Borrower to accept or reject any Competitive Bid within the time period specified herein shall be deemed to be a rejection of such Competitive Bid,

                (ii) the aggregate amount of the Competitive Bids accepted by the applicable Canadian Borrower shall not exceed the principal amount specified in the Competitive Bid Request,

                (iii) the aggregate amount of all outstanding Canadian Loans and Canadian LC Obligations shall never exceed the Canadian Maximum Credit Amount,

                (iv) if the applicable Canadian Borrower shall accept a Competitive Bid or Competitive Bids made at a particular Competitive Bid Rate, but the amount of such Competitive Bid or Competitive Bids shall cause the total amount of Competitive Bids to be accepted by the applicable Canadian Borrower to exceed the amount specified in the Competitive Bid Request, then the applicable Canadian Borrower shall accept a portion of such Competitive Bid or Competitive Bids in an amount equal to the amount specified in the Competitive Bid Request less the amount of all other Competitive Bids accepted with respect to such Competitive Bid Request, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid at such Competitive Bid Rate, and

                (v) no Competitive Bid shall be accepted for a Competitive Bid Loan unless such Competitive Bid Loan is in a minimum principal amount of C $ 5,000,000 or a higher integral multiple of C $1,000,000; provided, however, that if a Competitive Bid Loan must be in an amount less than C $5,000,000 because of the provisions of clause (iv) above, such Competitive Bid Loan may be for a minimum of C $1,000,000 or any higher integral multiple thereof, and in calculating the pro rata allocation of acceptances or portions of multiple bids at a particular Competitive Bid Rate pursuant to clause (iv), the amounts shall be rounded to integral multiples of C $1,000,000 in a manner which shall be in the sole and absolute discretion of the applicable Canadian Borrower.

        (e) Promptly on each date the applicable Canadian Borrower accepts a Competitive Bid, Canadian Agent shall notify each Canadian Resident Lender whether or not its Competitive Bid has been accepted (and if so, in what amount and at what Competitive Bid Rate) by facsimile transmission sent by Canadian Agent, and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Bid Loan in respect of which its Competitive Bid has been accepted. After completing the notifications referred to in the immediately preceding sentence, Canadian Agent shall notify each Canadian Resident Lender of the aggregate principal amount of all Competitive Bids accepted. Each Canadian Resident Lender which is to make a Competitive Bid Loan shall, before 11:00 a.m., Toronto, Ontario time, on the borrowing date specified in the Competitive Bid Request applicable thereto, make available to Canadian Agent in immediately available funds the amount of each Competitive Bid Loan to be made by such Canadian Resident Lender, and Canadian Agent shall promptly deposit such funds to an account designated by the applicable Canadian Borrower. As soon as practicable thereafter,

Canadian Agent shall notify each Canadian Resident Lender of the aggregate amount of Competitive Bid Loans advanced, the respective Competitive Bid Interest Periods thereof and Competitive Bid Rate applicable thereto.

        (f) The obligation of the applicable Canadian Borrower to repay to each Canadian Resident Lender the aggregate amount of all Competitive Bid Loans made by such Canadian Resident Lender, together with interest accruing in connection therewith, shall be evidenced by promissory notes (respectively, such Canadian Resident Lender's "Competitive Bid Note") made by the applicable Canadian Borrower payable to the order of such Canadian Resident Lender in the form of Exhibit M, with appropriate insertions. The amount of principal owing on any Canadian Resident Lender's Competitive Bid Note at any given time shall be the aggregate amount of all Competitive Bid Loans theretofore made by such Canadian Resident Lender thereunder minus all payments of principal theretofore received by such Canadian Resident Lender thereon. Interest on each Competitive Bid Note shall accrue and be due and payable as provided herein and therein. The applicable Canadian Borrower shall repay on the final day of the Competitive Bid Interest Period of each Competitive Bid Loan (such date being that specified by the applicable Canadian Borrower for repayment of such Competitive Bid Loan in the related Competitive Bid Request and such date being no later than six months after the date of the Competitive Bid Loan) the then unpaid principal amount of such Competitive Bid Loan. Subject to Section 1.4(b) and the payment of amounts described in Section 3.6, the applicable Canadian Borrower shall have the right to prepay any principal amount of any Competitive Bid Loan.

        (g) No Competitive Bid Loan shall be made within five Business Days after the date of any other Competitive Bid Loan, unless the applicable Canadian Borrower and Canadian Agent shall mutually agree otherwise. If Canadian Agent shall at any time elect to submit a Competitive Bid in its capacity as a Canadian Resident Lender, it shall submit such bid directly to the applicable Canadian Borrower requesting such Competitive Bid one quarter of an hour earlier than the latest time at which the other Canadian Resident Lenders are required to submit their bids to Canadian Agent.

        Section 1.10. Use of Proceeds. Canadian Borrowers shall use all Canadian Advances and Canadian Swing Loans to pay in full, contemporaneously with the making of the first Canadian Loan or the issuance of the first Letter of Credit, all indebtedness outstanding under the Existing Canadian Agreement and thereafter (i) to finance capital expenditures, (ii) to refinance Matured Canadian LC Obligations outstanding under this Agreement, and (iii) to provide working capital for its operations and for other general business purposes. Canadian Borrowers shall use all Letters of Credit for its general corporate purposes. In no event shall the funds from any Canadian Loan or any Letter of Credit be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. Each Canadian Borrower represents and warrants that such Canadian Borrower is not engaged principally, or as one of such Canadian Borrower's important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

        Section 1.11. Refinancings of Canadian Swing Loans. Canadian Agent, at any time in its sole and absolute discretion may (and on the Conversion Date Canadian Agent shall), upon notice given to each Lender by not later than 11:30 a.m., Toronto, Ontario time, on any Business Day, request that each Lender make a Canadian Prime Rate Loan (or another Type of Canadian Advance if requested by the applicable Canadian Borrower in accordance with Section 1.2) in an aggregate amount equal to its Percentage Share of the aggregate unpaid principal amount of any outstanding Canadian Swing Loans for the purpose of refinancing such Canadian Swing Loans (in this section called a "Refinancing Advance"). In any event, not later than 11:30 a.m., Toronto, Ontario time, on the penultimate Business Day of each calendar month, Canadian Agent will notify each Lender of the aggregate amount of Canadian Swing Loans which are then outstanding and the amount of the Refinancing Advance required to be made by each Lender to refinance such outstanding Canadian Swing Loans (the aggregate amount of such Refinancing Advance to be made by each Lender shall equal such Lender's Percentage Share of such outstanding Canadian Swing Loans). Upon the giving of notices by Canadian Agent described above, each Lender shall promptly remit to Canadian Agent such Refinancing Advance in the manner described above in Section 1.2, so long as (a) Canadian Agent believed in good faith that all conditions to making the subject Canadian Swing Loan were satisfied at the time such Canadian Swing Loan was made, or (b) if the conditions to such Canadian Swing Loan were not satisfied, the satisfaction of such conditions have been waived in writing by Canadian Required Lenders in accordance with the provisions of this Agreement (collectively, the "Refinancing Conditions"). The proceeds of the Refinancing Advances made pursuant to the preceding sentence shall be paid to Canadian Agent (and not to either Canadian Borrower) and applied to the payment of principal of the outstanding Canadian Swing Loans. If and to the extent any Lender shall not so make its Refinancing Advance, such Lender and the applicable Canadian Borrower severally agree to pay to Canadian Agent (for delivery to Canadian Swing Lender) within three days after demand the amount of such Refinancing Advance together with interest thereon, for each day from the date such Refinancing Advance was required to be made until the date such amount is paid to Canadian Agent, with interest at (1) the Canadian Prime Rate, if such Lender is making such payment and (2) the interest rate applicable at the time to the other new Refinancing Advances, if a Canadian Borrower is making such repayment; provided that Canadian Agent gave notice of the terms of the refinancing to such Lender in accordance with the terms of this Section 1.11. If neither such Lender nor such Canadian Borrower pays to Canadian Agent (for delivery to Canadian Swing Lender) such amount within such three-day period, Canadian Swing Lender shall in addition to such amount be entitled to recover from such Lender and from the applicable Canadian Borrower, on demand, interest on such Refinancing Advance at the Default Rate applicable thereto, calculated from the date such Refinancing Advance was required to be made. Each Lender's obligation to make Refinancing Advances pursuant to this Section shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, (1) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against Canadian Agent, Canadian Borrowers or anyone else for any reason whatsoever; (2) the occurrence or continuance of an Event of Default or Default; (3) any adverse change in the condition (financial or otherwise) of either Canadian Borrower; (4) any breach of this Agreement by either Canadian Borrower, Canadian Agent or any Lender, except with respect to the Refinancing Conditions; or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided , that in no event shall a Lender be obligated to make a Refinancing Advance pursuant to this Section if, after giving effect thereto, the outstanding principal balance of such Lender's Canadian Advances would exceed its Percentage Share of the Canadian Maximum Credit Amount.

        Section 1.12. Re-allocation of Tranche B Maximum Credit Amount and Canadian Maximum Credit Amount. Borrowers shall have the right (i) to re-allocate up to US $100,000,000 of the unused Tranche B Maximum Credit Amount to the Canadian Maximum Credit Amount (a "Tranche B Re-allocation") by reducing the Tranche B Maximum Credit Amount and increasing the Canadian Maximum Credit Amount by the same amount and (ii) to reallocate up to US $100,000,000 of the unused Canadian Maximum Credit Amount to the Tranche B Maximum Credit Amount (a "Canadian Re-allocation") by reducing the Canadian Maximum Credit Amount and increasing the Tranche B Maximum Credit Amount by the same amount; provided that the Tranche B Maximum Credit Amount shall never be greater than US $625,000,000, the Canadian Maximum Credit Amount shall never be greater than US $375,000,000; the aggregate amount of the Tranche B Maximum Credit Amount and the Canadian Maximum Credit Amount shall never exceed US $800,000,000. A Re-allocation may be made only on a Business Day which occurs during the Tranche B Revolving Period and the Canadian Revolving Period, each Re-allocation shall remain in effect for at least 90 days and thereafter until a subsequent Re-allocation is made in accordance with the terms set forth in the Loan Documents, and no more than four Re-allocations may be made during any Fiscal Year.

        (a) To make any Tranche B Re-allocation, US Borrower must give to US Agent written notice (or telephonic notice promptly confirmed in writing) of such Tranche B Reallocation. Each such notice must:

                (i) specify the amount by which the Tranche B Maximum Credit Amount will be reduced, which amount must be equal to US $25,000,000 or any higher integral multiple of US $1,000,000, and must also be equal to or less than the amount by which the Tranche B Maximum Credit Amount then in effect exceeds the Tranche B Facility Usage;

                (ii) specify that the Canadian Maximum Credit Amount will be increased by the same amount;

                (iii) specify the effective date of such Tranche B Re-allocation which must be at least 90 days after the effective date of the immediately preceding Re-allocation (whether a Tranche B Re-allocation or a Canadian Re-allocation); and

                (iv) be received by US Agent not later than 10:00 a.m., Dallas, Texas time, on or before the 10th Business Day preceding the day on which such Tranche B Re-allocation is to occur.

        (b) To make any Canadian Re-allocation, Borrowers must give to US Agent written notice (or telephonic notice promptly confirmed in writing) of such Canadian Re-allocation. Each such notice must:

                (i) specify the amount by which the Canadian Maximum Credit Amount will be reduced, which amount must be equal to US $25,000,000 or any higher integral multiple of US $1,000,000, and must also be equal to or less than the amount by which the Canadian Maximum Credit Amount then in effect exceeds the Canadian Facility Usage;

                (ii) specify that the Tranche B Maximum Credit Amount will be increased by the same amount;

                (iii) specify the effective date of such Canadian Re-allocation which must be at least 90 days after the effective date of the immediately preceding Re-allocation (whether a Tranche B Re-allocation or a Canadian Re-allocation); and

                (iv) be received by US Agent not later than 10:00 a.m., Dallas, Texas time, on or before the 10th Business Day preceding the day on which such Canadian Re-allocation is to occur.

        Each written request or confirmation described in this section constitutes a "Re-allocation Notice" and must be made in the form and substance of the "Re-allocation Notice" attached hereto as Exhibit G, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrowers as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Re-allocation Notice, US Agent shall give Canadian Agent, each Tranche B Lender and each Canadian Lender prompt notice of the terms thereof. Each Re-allocation Notice shall be irrevocable and binding on Borrowers.

             ARTICLE II - Bankers' Acceptances and Letters of Credit

        Section 2.1. Creation of Bankers' Acceptances. Upon receipt of a Borrowing Notice and subject to the provisions of this Agreement, each Canadian Resident Lender shall accept, in accordance with its Percentage Share of the requested Borrowing from time to time such Bankers' Acceptances as Canadian Borrowers shall request provided that:

        (a) Bankers' Acceptances shall be issued on a Business Day;

        (b) each Bankers' Acceptance shall have a term of 30, 60, 90 or 180 days (excluding days of grace), as selected by Canadian Borrowers in the relevant Borrowing Notice provided that each Bankers' Acceptance shall mature on a Business Day;

        (c) the face amount of each Bankers' Acceptance shall be not less than C$100,000 and in multiples of C$100,000 for any amounts in excess thereof; and

        (d) each Bankers' Acceptance shall be in a form acceptable to the Canadian Resident Lenders.

        Section 2.2. Terms of Acceptance by the Canadian Resident Lenders.

        (a) Delivery and Payment. Subject to Sections 2.3 and 2.4 and only if a valid appointment pursuant to Section 2.2(e) is not in place, Canadian Borrowers shall pre-sign and deliver to each Canadian Resident Lender bankers' acceptance drafts in sufficient quantity to meet Canadian Borrowers' requirements for anticipated Borrowings by way of Bankers' Acceptances. The applicable Canadian Borrower shall, at its option, provide for payment to Canadian Agent for the benefit of Canadian Resident Lenders of each Bankers' Acceptance on the date on which a Bankers' Acceptance matures, either by payment of the full face amount thereof or through utilization of a Conversion to another Type of Borrowing in accordance with this Agreement, or through a combination thereof. Each Canadian Borrower waives presentment for payment of Bankers' Acceptances by Canadian Resident Lenders and shall not claim from Canadian Resident Lenders any days of grace for the payment at maturity of Bankers' Acceptances. Any amount owing by Canadian Borrowers in respect of any Bankers' Acceptance which is not paid in accordance with the foregoing, shall, as and from the date on which such Bankers' Acceptance matures, be deemed to be outstanding hereunder as a Canadian Prime Rate Loan.

        (b) No Liability. Canadian Agent and Canadian Resident Lenders shall not be liable for any damage, loss or improper use of any bankers' acceptance draft endorsed in blank except for any loss arising by reason of Canadian Agent or a Canadian Resident Lender failing to use the same standard of care in the custody of such bankers' acceptance drafts as Canadian Agent or such Canadian Resident Lender use in the custody of their own property of a similar nature.

        (c) Bankers' Acceptances Purchased by Canadian Resident Lenders. Where the applicable Canadian Borrower so elects in the Borrowing Notice or Continuation/Conversion Notice, a Canadian Resident Lender shall purchase Bankers' Acceptances accepted by it for an amount equal to the Discount Proceeds.

        (d) Marketing. Where the applicable Canadian Borrower so elects in the Borrowing Notice or Continuation/Conversion Notice, it shall be responsible for, and shall make its own arrangements with respect to, the marketing of Bankers' Acceptances.

        (e) Power of Attorney. To facilitate the procedures contemplated in this Agreement, each Canadian Borrower appoints each Canadian Resident Lender from time to time as the attorney-in-fact of such Canadian Borrower to execute, endorse and deliver on behalf of such Canadian Borrower drafts or depository bills in the form or forms prescribed by such Canadian Resident Lender for Bankers' Acceptances denominated in Canadian Dollars. Each Bankers' Acceptance executed and delivered by a Canadian Resident Lender on behalf of a Canadian Borrower shall be as binding upon such Canadian Borrower as if it had been executed and delivered by a duly authorized officer of such Canadian Borrower. The foregoing appointment shall cease to be effective, in respect of any Canadian Resident Lender regarding a Canadian Borrower, three Business Days following receipt by such Canadian Resident Lender of a written notice from such Canadian Borrower revoking such appointment (which notice shall be copied to the Canadian Agent); provided that any such revocation shall not affect Bankers' Acceptances previously executed and delivered by such Canadian Resident Lender pursuant to such appointment.

        (f) Non-resident Lenders Participation in Borrowing of Bankers' Acceptances by Making Canadian Dollar Eurodollar Loans. As part of each Borrowing by way of Bankers' Acceptances from Canadian Resident Lenders, each Non-resident Lender shall, with respect to its obligations to fund such Borrowing, make a Canadian Dollar Eurodollar Loan by advancing Canadian Dollars in the amount of its Percentage Share of such Borrowing having a Eurodollar Interest Period that is substantially the same as the period to maturity of the Bankers' Acceptances that are accepted in such Borrowing by Canadian Resident Lenders in order that all Borrowings other than Competitive Bid Loans shall remain pro rata during the term of this Agreement. Such Canadian Dollar Eurodollar Loan shall otherwise be made on the terms set forth in Article I with respect to such Type of Loan.

        (g) Canadian Dollars Unavailable to Non-resident Lenders. In the event that (i) either Canadian Borrower has requested a Borrowing in Canadian Prime Rate Loans or (ii) the Loans in any Borrowing are automatically converted to Canadian Prime Rate Loans, and a Non-resident Lender is unable to obtain Canadian Dollars with which to fund its Percentage Share of such Borrowing, such Non-resident Lender may, with respect to its obligations to fund such Borrowing, make a Canadian Base Rate Loan in an amount equal to the US Dollar Exchange Equivalent of its Percentage Share of such Borrowing.

        (h) Pro-Rata Treatment of Canadian Advances .

                (i) Each Canadian Advance shall be made available by each Lender and all repayments and reductions in respect thereof shall be made and applied in a manner so that the Canadian Advances outstanding hereunder to each Lender will, to the extent possible, thereafter be pro rata in accordance with such Lender's Percentage Share. The Canadian Agent is authorized by each Canadian Borrower and each Lender to determine, in its sole and unfettered discretion, the portion of each Canadian Advance and each Type of Canadian Advance to be made available by each Lender and the application of repayments and reductions of Canadian Advances to give effect to the provisions of this Section, provided that no Lender shall, as a result of any such determination, have a Percentage Share of the Canadian Advances which is in excess of its Percentage Share of the Canadian Maximum Credit Amount.

                (ii) In the event it is not practicable to allocate Bankers' Acceptances to each Lender such that the aggregate amount of Bankers' Acceptances required to be purchased by such Lender hereunder is in a whole multiple of C $100,000, the Canadian Agent is authorized by each Canadian Borrower and each Lender to make such allocation as the Canadian Agent determines in its sole and unfettered discretion may be equitable in the circumstances and, if the aggregate amount of such Bankers' Acceptances is not a whole multiple of C $100,000, then the Canadian Agent may allocate (on a basis considered by it to be equitable) the excess of such Canadian Advance over the next lowest whole multiple of C $100,000 to one Lender, which shall purchase a Bankers' Acceptance with a face amount equal to the excess and having the same term as the corresponding Bankers' Acceptances. In no event shall the portion of the outstanding Borrowings by way of Bankers' Acceptances of a Lender exceed such Lenders' Percentage Share of the Aggregate Borrowings by way of Bankers' Acceptances by more than C $100,000 as a result of such exercise of discretion by the Canadian Agent.

                (iii) If during the term of any Bankers' Acceptance accepted by a Lender hereunder the Applicable Margin changes or an Event of Default occurs and is continuing, the fee paid to such Lender by the applicable Borrower pursuant to Section 1.5(d) (in this paragraph called the "Initial Fee") with respect to such Bankers' Acceptance shall be recalculated based upon such change in the Applicable Margin or the existence of such Event of Default for the number of days during the term of such Bankers' Acceptance that such change is applicable or such Event of Default exists. If such recalculated amount is in excess of the Initial Fee then such Canadian Borrower shall pay to such Lender the amount of such excess, and if such recalculated amount is less than the Initial Fee, then the amount of such reduction shall be credited to other amounts payable by such Canadian Borrower to such Lender.

                Section 2.3. General Procedures for Bankers' Acceptances.

        (a) Notice. Canadian Borrowers may in the Borrowing Notice or in a Continuation/Conversion Notice request a Borrowing by way of Bankers' Acceptances and, if the Canadian Borrower is responsible for marketing of such Bankers' Acceptances under Section 2.2(d), by subsequent notice to Canadian Agent provide Canadian Agent, which shall in turn notify each Canadian Resident Lender, with information as to the discount proceeds payable by the purchasers of the Bankers' Acceptances and the party to whom delivery of the Bankers' Acceptances by each Canadian Resident Lender is to be made against delivery to each Canadian Resident Lender of the applicable discount proceeds, but if it does not do so, Canadian Borrowers shall initiate a telephone call to Canadian Agent by 10:00 a.m. Toronto, Ontario time on the date of advance, or the date of the Continuation or Conversion, as applicable, and provide such information to Canadian Agent. Such discount proceeds less the fee calculated in accordance with Section 1.5(d) shall promptly be delivered to the Canadian Agent. Any such telephone advice shall be subject to Section 1.2 and shall be confirmed by a written notice of Canadian Borrowers to Canadian Agent prior to 2:00 p.m. Toronto, Ontario time on the same day.

        (b) Continuations. In the case of a Continuation of maturing Bankers' Acceptances, issued by a Canadian Resident Lender, such Canadian Resident Lender, in order to satisfy the continuing liability of Canadian Borrowers to the Canadian Resident Lender for the face amount of the maturing Bankers' Acceptances, shall retain for its own account the Net Proceeds of each new Bankers' Acceptance issued by it in connection with such Continuation; and Canadian Borrowers shall, on the maturity date of the maturing Bankers' Acceptances, pay to Canadian Agent for the benefit of Canadian Resident Lenders an amount equal to the difference between the face amount of the maturing Bankers' Acceptances and the aggregate Net Proceeds of the new Bankers' Acceptances.

        (c) Conversion from Canadian Prime Rate Loans and Canadian Dollar Eurodollar Loans. In the case of a Conversion from a Borrowing of Canadian Prime Rate Loans or Canadian Dollar Eurodollar Loans into a Borrowing by way of Bankers' Acceptances to be accepted by a Canadian Resident Lender pursuant to Sections 2.1, 2.2 and 2.3, such Canadian Resident Lender, in order to satisfy the continuing liability of Canadian Borrowers to it for the principal amount of the Canadian Prime Rate Loans or Canadian Dollar Eurodollar Loans being converted, shall retain for its own account the Discount Proceeds of each new Bankers' Acceptance issued by it in connection with such Conversion; and Canadian Borrowers shall, on the date of issuance of the Bankers' Acceptances, pay to Canadian Agent for the benefit of Canadian Resident Lenders an amount equal to the difference between the aggregate principal amount of the Canadian Prime Rate Loans or Canadian Dollar Eurodollar Loans being converted owing to the Canadian Resident Lenders and the aggregate Discount Proceeds of such Bankers' Acceptances.

        (d) Conversions to Canadian Loans in Canadian Dollars. In the case of a Conversion of a Borrowing by way of Bankers' Acceptances into Canadian Loans, each Canadian Resident Lender, in order to satisfy the liability of the applicable Canadian Borrower to it for the face amount of the maturing Bankers' Acceptances, shall record the obligation of the applicable Canadian Borrower to it as a Canadian Prime Rate Loan, unless the applicable Canadian Borrower provide for payment to Canadian Agent for the benefit of Canadian Resident Lenders of the face amount of the maturing Bankers' Acceptance in some other manner acceptable to Canadian Resident Lenders, including Conversion to another Type of Canadian Loan pursuant to a Continuation/Conversion Notice.

        (e) Conversion from or to Canadian Loans in U.S. Dollars. In the case of a conversion of Bankers' Acceptances from or to a Canadian Base Rate Loans or US Dollar Eurodollar Loans, the parties to which this Section applies shall follow the notice procedures set out in Section 1.3 and the funding procedures set out in Section 2.3 (c) and (d) without netting of funds.

        (f) Authorization. Canadian Borrowers hereby authorize each Canadian Resident Lender to complete, stamp, hold, sell, rediscount or otherwise dispose of all Bankers' Acceptances accepted by it pursuant to this Section in accordance with the instructions provided by Canadian Borrowers pursuant to
Section 1.3, as applicable.

        (g) Depository Notes. The parties agree that in the administering of Bankers' Acceptances, each Lender may avail itself of the debt clearing services offered by a clearing house for depository notes pursuant to the Depository Bills and Notes Act (Canada) and that the procedures set forth in Article II be deemed amended to the extent necessary to comply with the requirements of such debt clearing services.

        Section 2.4. Execution of Bankers' Acceptances. The signatures of any authorized signatory on Bankers' Acceptances may, at the option of Canadian Borrowers, be reproduced in facsimile and such Bankers' Acceptances bearing such facsimile signatures shall be binding on Canadian Borrowers as if they had been manually signed by such authorized signatory. Notwithstanding that any person whose signature appears on any Bankers' Acceptance as a signatory may no longer be an authorized signatory of Canadian Borrowers at the date of issuance of a Bankers' Acceptance, and notwithstanding that the signature affixed may be a reproduction only, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and as if such signature had been manually applied, and any such Bankers' Acceptance so signed shall be binding on Canadian Borrowers.

        Section 2.5. Escrowed Funds. Upon the occurrence of an Event of Default and an acceleration of the Canadian Obligations under Section 8.1 or upon a prepayment permitted under Section 1.4, Canadian Borrowers shall forthwith pay to Canadian Agent for deposit into an escrow account maintained by and in the name of Canadian Agent for the benefit of Canadian Resident Lenders in accordance with their Percentage Shares an amount equal to the Canadian Resident Lenders' maximum potential liability (as determined by Canadian Agent) under then outstanding Bankers' Acceptances (the "Escrow Funds"). The Escrow Funds shall be held by Canadian Agent for set-off against future Canadian Obligations of Canadian Borrowers and pending such application shall bear interest at the rate declared by Canadian Agent from time to time as that payable by it in respect of deposits for such amount and for such period relative to the maturity date of the Bankers' Acceptances, as applicable. If such Event of Default is either waived or cured in compliance with the terms of this Agreement, then the Escrow Funds, together with any accrued interest to the date of release, shall be forthwith released to Canadian Borrowers.

        Section 2.6. Letters of Credit. Subject to the terms and conditions hereof, any Canadian Borrower may during the Canadian Revolving Period request Canadian LC Issuer to issue one or more Letters of Credit denominated in either Canadian Dollars or US Dollars, provided that, after taking such Letter of Credit into account:

        (a) the Canadian Facility Usage does not exceed the Canadian Maximum Credit Amount at such time;

        (b) the aggregate amount of Canadian LC Obligations arising from Letters of Credit issued under this Agreement at such time does not exceed the Canadian LC Sublimit;

        (c) the expiration date of such Letter of Credit is prior to the end of the Canadian Revolving Period;

        (d) such Letter of Credit is to be used for general corporate purposes of such Canadian Borrower;

        (e) such Letter of Credit is not directly or indirectly used to assure payment of or otherwise support any Indebtedness of any Person other than Indebtedness of any Restricted Person permitted by this Agreement;

        (f) the issuance of such Letter of Credit will be in compliance with all applicable governmental restrictions, policies, and guidelines and will not subject Canadian LC Issuer to any cost which is not reimbursable under Article III;

        (g) the form and terms of such Letter of Credit are acceptable to Canadian LC Issuer in its reasonable discretion; and

        (h) all other conditions in this Agreement to the issuance of such Letter of Credit have been satisfied.

        Subject to the terms and conditions set forth herein, Canadian LC Issuer will, in reliance upon the agreements of the other Lenders set forth in Section 2.8(a), honor any such request if the foregoing conditions (a) through (h) (in this Section 2.6 called the "LC Conditions ") have been met as of the date of issuance of such Letter of Credit. Canadian LC Issuer may choose to honor any such request for any other Letter of Credit but has no obligation to do so and may refuse to issue any other requested Letter of Credit for any reason which Canadian LC Issuer in its sole discretion deems relevant.

        Section 2.7. Requesting Letters of Credit . The applicable Canadian Borrower must make written application for any Letter of Credit at least three Business Days before the date on which the applicable Canadian Borrower desires for Canadian LC Issuer to issue such Letter of Credit. By making any such written application the applicable Canadian Borrower shall be deemed to have represented and warranted that the LC Conditions described in Section 2.6 will be met as of the date of issuance of such Letter of Credit. Each such written application for a Letter of Credit must be made in writing on Canadian LC Issuer's standard form of Letter of Credit Application, the terms and provisions of which are hereby incorporated herein by reference (or in such other form as may mutually be agreed upon by Canadian LC Issuer and the applicable Canadian Borrower). Three Business Days after the LC Conditions for a Letter of Credit have been met as described in Section 2.6 (or if Canadian LC Issuer otherwise desires to issue such Letter of Credit), Canadian LC Issuer will issue such Letter of Credit at Canadian LC Issuer's office in Toronto, Ontario. If any provisions of any LC Application conflict with any provisions of this Agreement, the provisions of this Agreement shall govern and control.

        Section 2.8. Reimbursement and Participations .

        (a) Reimbursement by Canadian Borrowers. Each Matured Canadian LC Obligation arising from a Letter of Credit issued under the Canadian Agreement shall constitute Canadian Prime Rate Loans made by Canadian LC Issuer to the applicable Canadian Borrower even if any condition precedent to the making of such a Loan shall not have been satisfied. Each Lender shall (in all circumstances and without set-off or counterclaim) purchase from Canadian LC Issuer its Percentage Share of such Canadian Prime Rate Loans and pay to Canadian LC Issuer on demand on the date on which such Matured LC Obligation arises, in immediately available funds at Canadian LC Issuer's address for notices hereunder, such Lender's Percentage Share of such Matured Canadian LC Obligation. Each Lender's obligation to pay Canadian LC Issuer pursuant to the terms of this subsection is irrevocable and unconditional. If any amount required to be paid by any Lender to Canadian LC Issuer pursuant to this subsection is paid by such Lender to Canadian LC Issuer within three Business Days after the date such payment is due, Canadian LC Issuer shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Canadian Prime Rate. If any amount required to be paid by any Lender to Canadian LC Issuer pursuant to this subsection is not paid by such Lender to Canadian LC Issuer within three Business Days after the date such payment is due, Canadian LC Issuer shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Default Rate.

        (b) Calculations. A written advice setting forth in reasonable detail the amounts owing under this section, submitted by Canadian LC Issuer to Canadian Borrowers or any Lender from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

        Section 2.9. Letter of Credit Fees. In consideration of Canadian LC Issuer's issuance of any Letter of Credit, the applicable Canadian Borrower agrees to pay (a) to Canadian LC Issuer for its own account, a letter of credit fronting fee at a rate equal to 12.5 Basis Points per annum multiplied by the face amount of such Letter of Credit, payable on the date of issuance, and (b) to Canadian Agent, for the account of all Lenders in accordance with their respective Percentage Shares, a letter of credit issuance fee calculated by applying the Applicable Margin to the face amount of all Letters of Credit outstanding on each day, payable in arrears on the last day of each Fiscal Quarter. In addition, the applicable Canadian Borrower will pay to LC Issuer its standard drawing and other processing fees upon any drawing under a Letter of Credit.

        Section 2.10. No Duty to Inquire.

        (a) Drafts and Demands. Canadian LC Issuer is authorized and instructed to accept and pay drafts and demands for payment under any Letter of Credit without requiring, and without responsibility for, any determination as to the existence of any event giving rise to said draft, either at the time of acceptance or payment or thereafter. Canadian LC Issuer is under no duty to determine the proper identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any beneficiary under any Letter of Credit, and payment by Canadian LC Issuer to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved. Canadian Borrowers release each Lender Party from, and agree to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the subject matter of this section, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

        (b) Extension of Maturity. If the maturity of any Letter of Credit is extended by its terms or by Law or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any Letter of Credit is made at the request of any Restricted Person, or if the amount of any Letter of Credit is increased at the request of any Restricted Person, this Agreement shall be binding upon all Restricted Persons with respect to such Letter of Credit as so extended, increased or otherwise modified, with respect to drafts and property covered thereby, and with respect to any action taken by Canadian LC Issuer, Canadian LC Issuer's correspondents, or any Lender Party in accordance with such extension, increase or other modification.

        (c) Transferees of Letters of Credit. If any Letter of Credit provides that it is transferable, Canadian LC Issuer shall have no duty to determine the proper identity of anyone appearing as transferee of such Letter of Credit, nor shall Canadian LC Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by Canadian LC Issuer to any purported transferee or transferees as determined by Canadian LC Issuer is hereby authorized and approved, and Canadian Borrowers release each Lender Party from, and agree to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the foregoing, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

        Section 2.11. LC Collateral.

        (a) Canadian LC Obligations in Excess of Canadian Maximum Credit Amount. If, after the making of all mandatory prepayments required under Section 1.4(c), the outstanding Canadian LC Obligations will exceed Canadian Maximum Credit Amount, then in addition to prepayment of the entire principal balance of the Canadian Loans, Canadian Borrowers will immediately pay to Canadian LC Issuer an amount equal to such excess. Canadian LC Issuer will hold such amount to apply against the remaining Canadian LC Obligations outstanding under the Canadian Agreement (all such amounts held for Canadian LC Obligations being herein collectively called "LC Collateral ") and the other Canadian Obligations, and such collateral may be applied from time to time to any Matured Canadian LC Obligations or other Canadian Obligations which are due and payable. Neither this subsection nor the following subsection shall, however, limit or impair any rights which Canadian LC Issuer may have under any other document or agreement relating to any Letter of Credit, LC Collateral or Canadian LC Obligation, including any LC Application, or any rights which any Lender Party may have to otherwise apply any payments by Canadian Borrowers and any LC Collateral under
Section 3.1.

        (b) Acceleration of Canadian LC Obligations. If the Canadian Obligations or any part thereof become immediately due and payable pursuant to Section 8.1 then, unless Canadian

Required Lenders otherwise specifically elect to the contrary (which election may thereafter be retracted by Canadian Required Lenders at any time), all Canadian LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the Letters of Credit have occurred, and the applicable Canadian Borrower in respect of such Canadian LC Obligations shall be obligated to pay to Canadian LC Issuer immediately an amount equal to the aggregate Canadian LC Obligations which are then outstanding.

        (c) Investment of LC Collateral. Pending application thereof, all LC Collateral shall be invested by Canadian LC Issuer in such Investments as Canadian LC Issuer may choose in its sole discretion. All interest on (and other proceeds of) such Investments shall be reinvested or applied to Matured Canadian LC Obligations or other Canadian Obligations which are due and payable. When all Canadian Obligations have been satisfied in full, including all Canadian LC Obligations, all Letters of Credit have expired or been terminated, and all of Canadian Borrowers's reimbursement obligations in connection therewith have been satisfied in full, Canadian LC Issuer shall release any remaining LC Collateral. Canadian Borrowers hereby assign and grant to Canadian LC Issuer a continuing security interest in all LC Collateral paid by it to Canadian LC Issuer, all Investments purchased with such LC Collateral, and all proceeds thereof to secure its Matured Canadian LC Obligations and the other Canadian Obligations hereunder, each Canadian Note, and the other US Loan Documents. Canadian Borrowers further agree that Canadian LC Issuer shall have all of the rights and remedies of a secured party under the Personal Property Security Act (Alberta) with respect to such security interest and that an Event of Default under this Agreement shall constitute a default for purposes of such security interest. When Canadian Borrowers are required to provide LC Collateral for any reason and fail to do so on the day when required, Canadian LC Issuer may without notice to Canadian Borrowers or any other Restricted Person provide such LC Collateral (whether by transfers from other accounts maintained with Canadian LC Issuer, or otherwise) using any available funds of Canadian Borrowers or any other Person also liable to make such payments.

                       ARTICLE III - Payments to Lenders

        Section 3.1. General Procedures. Each Canadian Borrower will make each payment which it owes under the Canadian Loan Documents to Canadian Agent in Toronto, Canada, if such payment is being made in Canadian Dollars, or to the US Account, if such payment is being made in US Dollars, in each case for the account of the Lender Party to whom such payment is owed, without set-off, deduction or counterclaim, and in immediately available funds, provided that any such payment may be made net of any deduction or withholding for or on account of any withholding tax which such Canadian Borrower is required at Law to withhold or deduct except as otherwise provided in Section 3.2(d). Each such payment must be received by Canadian Agent not later than 11:00 a.m., Toronto, Ontario time, on the date such payment becomes due and payable. Any payment received by Canadian Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Canadian

Loan Document under which such payment is due. Each payment under a Canadian Loan Document shall be due and payable at the place provided therein and, if no specific place of payment is provided, shall be due and payable at the place of payment of Canadian Agent's Canadian Note. When Canadian Agent collects or receives money on account of the Canadian Obligations, Canadian Agent shall distribute all money so collected or received by 2:00 p.m. Toronto, Ontario time on the Business Day received, if received by 11:00 a.m. Toronto, Ontario time, otherwise on the day of deemed receipt, and each Lender Party shall apply all such money so distributed, as follows:

        (a) first, for the payment of all Canadian Obligations which are then due (and if such money is insufficient to pay all such Canadian Obligations, first to any reimbursements due Canadian Agent under Section 6.9 or 10.4, then to any reimbursement due any other Lender Party under Section 10.4, and then to the partial payment of all other Canadian Obligations then due in proportion to the amounts thereof, or as Lender Parties shall otherwise agree);

        (b) then for the prepayment of amounts owing under the Canadian Loan Documents (other than principal on the Canadian Notes) if so specified by Canadian Borrowers;

        (c) then for the prepayment of principal on the Canadian Notes that are not Competitive Bid Notes, together with accrued and unpaid interest on the principal so prepaid; and

        (d) last, for the payment or prepayment of any other Canadian
Obligations.

        All payments applied to principal or interest on any Canadian Note shall be applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and interest in compliance with Sections 1.4 and 2.8. All distributions of amounts described in any of subsections (b), (c) or (d) above shall be made by Canadian Agent pro rata to each Lender Party then owed Canadian Obligations described in such subsection in proportion to all amounts owed to all Lender Parties which are described in such subsection; provided that if any Lender then owes payments to Canadian LC Issuer for the purchase of a participation under Section 2.8(a) or to Canadian Agent under Section 9.8, any amounts otherwise distributable under this section to such Lender shall be deemed to belong to Canadian LC Issuer, or Canadian Agent, respectively, to the extent of such unpaid payments, and Canadian Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such Lender.

        Section 3 .2. Change in Law; Gross Up; Increased Cost and Reduced Return
 .

        (a) If, after the date hereof, the adoption of any applicable Law, rule, or regulation, or any change in any applicable Law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender Party (or its Applicable Lending Office) with any request or directive (whether or not having the force of Law) of any such Governmental Authority, central bank, or comparable agency (the occurrence of any of the foregoing events being herein referred to as a "Change in Law"):

                (i) shall subject such Lender Party (or its Applicable Lending Office) to any tax, duty, deduction or any other charge (other than with respect to Withholding Tax as defined in Section 3.2(d)) with respect to any Eurodollar Loans, Bankers' Acceptances or Competitive Bid Loans, or its obligation to make Eurodollar Loans, accept Bankers' Acceptances or issue Letters of Credit, or change the basis of taxation of any amounts payable to such Lender Party (or its Applicable Lending Office) under this Agreement or its Canadian Note in respect of any Eurodollar Loans, Bankers' Acceptances or Competitive Bid Loans other than taxes (including franchise taxes) imposed on the overall net income or capital of such Lender Party by the jurisdiction under the Laws of which such Lender Party (or its Applicable Lending Office) is organized or is a resident for tax purposes or any political subdivision thereof;

                (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted US Dollar Eurodollar Rate and Adjusted Canadian Dollar Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender Party (or its Applicable Lending Office), including the commitment of such Lender Party hereunder; or

                (iii) shall impose on such Lender Party (or its Applicable Lending Office) or the London interbank market any other condition affecting this Agreement or its Canadian Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender Party (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any Eurodollar Loans, Bankers' Acceptances or Competitive Bid Loans or to reduce any sum received or receivable by such Lender Party (or its Applicable Lending Office) under this Agreement or its Canadian Notes with respect to any Eurodollar Loans, Bankers' Acceptances or Competitive Bid Loans, then the applicable Canadian Borrower shall pay to such Lender Party on demand such amount or amounts as will compensate such Lender Party for such increased cost or reduction. If any Lender Party requests compensation by Canadian Borrowers under this Section 3.2(a), Canadian Borrowers may, by notice to such Lender Party (with a copy to Canadian Agent), suspend the obligation of such Lender Party to make or continue Canadian Advances of the Type with respect to which such compensation is requested, or to convert Canadian Advances of any other Type into Canadian Advances of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.5 shall be applicable); provided that such suspension shall not affect the right of such Lender Party to receive the compensation so requested.

        (b) If, after the date hereof, Canadian LC Issuer or any Lender Party shall have determined that the adoption of any applicable Law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of Law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender Party or any corporation controlling such Lender Party as a consequence of the obligations of such Lender Party hereunder to a level below that which such Lender Party or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the applicable Canadian Borrower shall pay to such Lender Party such additional amount or amounts as will compensate such Lender Party for such reduction, but only to the extent that such Lender Party has not been compensated therefor by any increase in the Adjusted US Dollar Eurodollar Rate or the Adjusted Canadian Dollar Eurodollar Rate; provided that if such Lender Party fails to give notice to Canadian Borrowers of any additional costs within ninety (90) days after it has actual knowledge thereof, such Lender Party shall not be entitled to compensation for such additional costs incurred more than ninety (90) days prior to the date on which notice is given by such Lender Party.

        (c) Each Lender Party shall promptly notify Canadian Borrowers and Canadian Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender Party to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender Party, be otherwise disadvantageous to it. Any Lender Party claiming compensation under this Section shall furnish to Canadian Borrowers and Canadian Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender Party shall act in good faith and may use any reasonable averaging and attribution methods.

        (d) If by reason of a Change in Law, Canadian Borrowers shall be required to withhold and remit withholding taxes in respect of any principal, interest, or other amount paid or payable by it to or for the account of any Lender Party hereunder or under any other Canadian Loan Document (a "Withholding Tax"), (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.2) such Lender Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Canadian Borrower shall make such deductions, and (iii) the applicable Canadian Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law.

        (e) Except as provided in paragraph (d) of this Section 3.2, no Canadian Borrower shall be required to compensate any Lender Party for any Withholding Taxes which such Canadian Borrower is required to withhold and remit in respect of any principal, interest, or other amount paid or payable by it to or for the account of any Lender Party hereunder or under any other Canadian Loan Document.

        Section 3.3. Limitation on Types of Canadian Loans . If on or prior to the first day of any Eurodollar Interest Period for any Eurodollar Loan:

        (a) Canadian Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the US Dollar Eurodollar Rate or the Canadian Dollar Eurodollar Rate, as applicable, for such Eurodollar Interest Period; or

        (b) the Canadian Required Lenders determine (which determination shall be conclusive) and notify Canadian Agent that the Adjusted US Dollar Eurodollar Rate or the Adjusted Canadian Dollar Eurodollar Rate, as applicable, will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans or for such Eurodollar Interest Period;

then Canadian Agent shall give Canadian Borrowers prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, the Lender Parties shall be under no obligation to make additional Canadian Loans, continue Eurodollar Loans or convert Canadian Base Rate Loans or Canadian Dollar Prime Rate Loans into Eurodollar Loans, and Canadian Borrowers shall, on the last day(s) of the then current Eurodollar Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Canadian Loans or convert such Canadian Loans into Canadian Base Rate Loans, Canadian Prime Rate Loans, or Bankers' Acceptances in accordance with the terms of this Agreement.

        Section 3.4. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender Party or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such Lender Party shall promptly notify Canadian Borrowers thereof and such Lender Party's obligation to make or continue Eurodollar Loans and to convert BA's, Canadian Base Rate Loans, Canadian Prime Rate Loans, or Bankers' Acceptances into Eurodollar Loans shall be suspended until such time as such Lender Party may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 3.5 shall be applicable).

        Section 3.5. Treatment of Affected Loans. If the obligation of any Lender Party to make a particular Type of Loan or to continue, or to convert Canadian Loans of any other Type into, Canadian Loans of a particular Type shall be suspended pursuant to Sections 3.2 and 3.4 hereof (Canadian Loans of such Type being herein called "Affected Loans " and such Type being herein called the "Affected Type"), such Lender Party's Affected Loans shall be automatically converted into Canadian Base Rate Loans with respect to US $ Loans or to Canadian Prime Rate Loans with respect to C $ Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 3.4 hereof, on such earlier date as such Lender Party may specify to Canadian Borrowers with a copy to Canadian Agent) and, unless and until such Lender Party gives notice as provided below that the circumstances specified in Sections 3.2 or 3.4 hereof that gave rise to such Conversion no longer exist:

        (a) to the extent that such Lender Party's Affected Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender Party's Affected Loans shall be applied instead to its Canadian Base Rate Loans or Canadian Prime Rate Loans, as applicable; and

        (b) all Canadian Loans that would otherwise be made or continued by such Lender Party as Canadian Loans of the Affected Type shall be made or continued instead as Canadian

Base Rate Loans or Canadian Prime Rate Loans, as applicable, and all Canadian Loans of such Lender Party that would otherwise be converted into Canadian Loans of the Affected Type shall be converted instead into (or shall remain as) Canadian Base Rate Loans or Canadian Prime Rate Loans, as applicable.

        If such Lender Party gives notice to Canadian Borrowers (with a copy to Canadian Agent) that the circumstances specified in Section 3.2 or 3.4 hereof that gave rise to the Conversion of such Lender Party's Affected Loans pursuant to this Section no longer exist (which such Lender Party agrees to do promptly upon such circumstances ceasing to exist) at a time when Canadian Loans of the Affected Type made by other Lender Parties are outstanding, such Lender Party's Canadian Base Rate Loans or Canadian Prime Rate Loans, as applicable, shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Canadian Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Canadian Loans held by the Lender Parties holding Canadian Loans of the Affected Type and by such Lender Party are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their Percentage Shares of the Canadian Maximum Credit Amount.

        Section 3.6. Compensation. Upon the request of any Lender Party, Canadian Borrowers shall pay to such Lender Party such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender Party) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                (i) any payment, prepayment, or Conversion of a Canadian Loan (other than a Canadian Base Rate Loan or a Canadian Prime Rate Loan) for any reason, whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise, on a date other than the last day of the Interest Period for such Loan; or

                (ii) any failure by Canadian Borrowers for any reason (including, without limitation, the failure of any condition precedent specified in Article IV to be satisfied) to borrow, convert, continue, or prepay a Canadian Loan (other than a Canadian Base Rate Loan or a Canadian Prime Rate Loan) on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

        Section 3.7. Change of Applicable Lending Office. Each Lender Party agrees that, upon the occurrence of any event giving rise to the operation of Sections 3.2 through 3.5 with respect to such Lender Party, it will, if requested by Canadian Borrowers, use reasonable efforts (subject to overall policy considerations of such Lender Party) to designate another Applicable Lending Office, provided that such designation is made on such terms that such Lender Party and its Applicable Lending Office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such section. Nothing in this section shall affect or postpone any of the obligations of Canadian Borrowers or the rights of any Lender Party provided in Sections 3.2 through 3.5.

        Section 3.8. Replacement of Lenders. If any Lender Party seeks reimbursement for increased costs under Sections 3.2 through 3.5, or if a Canadian Borrower is required to increase any sum payable under Section 3.2(d), then within ninety (90) days thereafter -- provided no Event of Default then exists -- Canadian Borrowers shall have the right (unless such Lender Party withdraws its request for additional compensation) to replace such Lender Party by requiring such Lender Party to assign its Canadian Advances, Canadian Notes, Canadian LC Obligations, US Loans, US Notes, US LC Obligations and its commitments hereunder and under the US Agreement to an Eligible Transferee reasonably acceptable to all Borrowers, provided that: all Obligations of Borrowers owing to such Lender Party being replaced (including such increased costs, but excluding principal and accrued interest on the Canadian Notes and the US Notes being assigned) shall be paid in full to such Lender Party concurrently with such assignment, and the replacement Eligible Transferee shall purchase the foregoing by paying to such Lender Party a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment Canadian Borrowers, Canadian Agent, US Borrower, US Agent, such Lender Party and the replacement Eligible Transferee shall otherwise comply with Section 10.6. Notwithstanding the foregoing rights of Canadian Borrowers under this section, however, Canadian Borrowers may not replace any Lender Party which seeks reimbursement for increased costs under Section 3.2 through 3.5, or to which Canadian Borrowers are required to increase any sums payable under Section 3.2(d), unless Canadian Borrowers are at the same time replacing all Lender Parties which are then seeking such compensation or to which such sums payable must be increased. In connection with any such replacement of a Lender Party, the applicable Canadian Borrower shall pay all costs that would have been due to such Lender Party pursuant to Section 3.6 if such Lender Party's Canadian Advances had been prepaid at the time of such replacement.

        Section 3.9. Other Taxes.

        (a) Canadian Borrowers agree to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Canadian Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Canadian Loan Document (hereinafter referred to as "Other Taxes").

        (b) Canadian Borrowers agree to indemnify each Lender Party for the full amount of Other Taxes (including, without limitation, any Other Taxes imposed or asserted by any jurisdiction on amounts payable under this section) paid by such Lender Party or Canadian Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

        (c) If Canadian Borrowers are required to pay additional amounts to or for the account of any Lender Party pursuant to this Section 3.9, then such Lender Party will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender Party, is not otherwise disadvantageous to such Lender Party.

        (d) If a Lender Party is reimbursed for an amount paid by Canadian Borrowers pursuant to this Section 3.9, it shall promptly return such amount to Canadian Borrowers.

        (e) Within thirty (30) days after the date of any payment of Other Taxes, Canadian Borrowers shall furnish to Canadian Agent the original or a certified copy of a receipt evidencing such payment.

        (f) Without prejudice to the survival of any other agreement of Canadian Borrowers hereunder, the agreements and obligations of Canadian Borrowers contained in this section shall survive the termination of this Agreement and the payment in full of the Canadian Notes.

        Section 3.10. Currency Conversion and Currency Indemnity.

        (a) Canadian Borrowers and Canadian Guarantor (collectively, for purposes of this Section 3.10 herein referred to as "Obligors") shall make payment relative to any Obligation in the currency (the "Agreed Currency") in which the Obligation was incurred. If any payment is received on account of any Obligation in any currency (the "Other Currency") other than the Agreed Currency (whether voluntarily, pursuant to any Conversion of a Canadian Advance or pursuant to an order or judgment or the enforcement thereof or the realization of any security or the liquidation of such Obligor or otherwise howsoever), such payment shall constitute a discharge of the liability of an Obligor hereunder and under the other Canadian Loan Documents in respect of such Obligation only to the extent of the amount of the Agreed Currency which the relevant Lender Parties are able to purchase with the amount of the Other Currency received by it on the Business Day next following such receipt in accordance with its normal procedures and after deducting any premium and costs of exchange.

        (b) If, for the purpose of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into a particular currency (the "Judgment Currency") any amount due in the Agreed Currency then the conversion shall be made on the basis of the rate of exchange prevailing on the next Business Day following the date such judgment is given and in any event each Obligor shall be obligated to pay the Lender Parties any deficiency in accordance with Section 3.10(c). For the foregoing purposes "rate of exchange" means the rate at which the relevant Lender Parties, as applicable, in accordance with their normal banking procedures are able on the relevant date to purchase the Agreed Currency with the Judgment Currency after deducting any premium and costs of exchange.

        (c) If any Lender Party receives any payment or payments on account of the liability of an Obligor hereunder pursuant to any judgment or order in any Other Currency, and the amount of the Agreed Currency which the relevant Lender Party is able to purchase on the Business Day next following such receipt with the proceeds of such payment or payments in accordance with its normal procedures and after deducting any premiums and costs of exchange is less than the amount of the Agreed Currency due in respect of such Obligations immediately prior to such judgment or order, then Canadian Borrowers on demand shall, and Canadian Borrowers hereby agree to, indemnify and save such Lender Party harmless from and against any loss, cost or expense arising out of or in connection with such deficiency. The agreement of indemnity provided for in this Section 3.10(c) shall constitute an obligation separate and independent from all other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Lender Parties or any of them from time to time, and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order.

                  ARTICLE IV - Conditions Precedent to Advances

        Section 4.1. Documents to be Delivered. No Lender has any obligation to make its first Canadian Loan, and Canadian LC Issuer has no obligation to issue the first Letter of Credit, unless Canadian Agent shall have received all of the following, duly executed and delivered and in form, substance and date satisfactory to Canadian Agent:

        (a) This Agreement and any other documents that Lenders are to execute in connection herewith.

        (b) Each Canadian Note.

        (c) The Guaranty of Canadian Guarantor.

        (d) Certain certificates of Canadian Borrowers including:

                (i) An "Omnibus Certificate" of the Secretary or Assistant Secretary and of the Chairman of the Board, President, or Vice President
        - Finance of each Canadian Borrower, which shall contain the names and signatures of the officers of such Canadian Borrower authorized to execute Canadian Loan Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto:
        (1) a copy of resolutions duly adopted by the Board of Directors of such Canadian Borrower and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Canadian Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of such Canadian Borrower and all amendments thereto, certified by the appropriate official of its jurisdiction of organization, and (3) a copy of any bylaws of such Canadian Borrower; and

                (ii) A "Compliance Certificate" of the Chairman of the Board or President and of the Vice President - Finance of each Canadian Borrower, of even date with such Canadian Loan or such Letter of Credit, in which such officers certify to the satisfaction of the conditions set out in subsections (a), (b) and (c) of Section 4.3.

        (e) certificate (or certificates) of the due formation, valid existence and good standing of each Canadian Borrower in its jurisdiction of organization, issued by the appropriate official of such jurisdiction.

        (f) A favorable opinion of Bennett Jones LLP, counsel for Restricted Persons, substantially in the form set forth in Exhibit E and a favorable opinion of Blake, Cassels & Graydon LLP covering the matters requested by Canadian Agent.

        (g) The Initial Financial Statements.

        Section 4.2. Additional Conditions Precedent to First Canadian Loan or First Letter of Credit. No Lender has any obligation to make its first Canadian Loan, and Canadian LC Issuer has no obligation to issue the first Letter of Credit, unless on the date thereof:

        (a) All commitment, facility, agency, legal and other fees required to be paid or reimbursed to any Lender pursuant to any Canadian Loan Documents or any commitment agreement heretofore entered into shall have been paid.

        (b) No event which would reasonably be expected to have a Material Adverse Effect shall have occurred since June 30, 2000.

        (c) US Borrower shall have certified to Canadian Agent and Lenders that the Initial Financial Statements fairly present US Borrower's Consolidated financial position at the respective dates thereof and the Consolidated results of US Borrower's operations and US Borrower's Consolidated cash flows for the respective periods thereof.

        (d) US Borrower shall have certified to Canadian Agent and Lenders that no Restricted Person has any outstanding Liabilities of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) which are, in the aggregate, material to US Borrower or material with respect to US Borrower's Consolidated financial condition and not shown in the Initial Financial Statements or disclosed in the Disclosure Schedule.

        (e) Contemporaneously with the making of the first Canadian Loan or the issuance of the first Letter of Credit, the Indebtedness outstanding under the Existing US Agreement shall be refinanced under the US Agreement.

        (f) All legal matters relating to the Canadian Loan Documents and the consummation of the transactions contemplated thereby shall be satisfactory to Thompson & Knight L.L.P., US counsel to Canadian Agent, and Blake, Cassels & Graydon LLP, Canadian counsel to Canadian Agent.

        Section 4.3. Additional Conditions Precedent to all Canadian Loans and Letters of Credit. No Lender has any obligation to make any Canadian Loan (including its first), and Canadian LC Issuer has no obligation to issue any Letter of Credit (including its first), unless the following conditions precedent have been satisfied:

        (a) All representations and warranties made by any Restricted Person in any Canadian Loan Document shall be true on and as of the date of such Canadian Loan or the date of issuance of such Letter of Credit (except to the extent that the facts upon which such representations are based have been changed by the extension of credit hereunder) as if such representations and warranties had been made as of the date of such Canadian Loan or the date of issuance of such Letter of Credit.

        (b) No Default shall exist at the date of such Canadian Loan or the date of issuance of such Letter of Credit.

        (c) The making of such Canadian Loan or the issuance of such Letter of Credit shall not be prohibited by any Law and shall not subject any Lender or any LC Issuer to any material penalty under or pursuant to any such Law.

                   ARTICLE V - Representations and Warranties

        To confirm each Lender's understanding concerning Restricted Persons and Restricted Persons' businesses, properties and obligations and to induce each Lender to enter into this Agreement and to extend credit hereunder, each Canadian Borrower represents and warrants to each Lender that:

        Section 5.1. No Default. No event has occurred and is continuing which constitutes a Default.

        Section 5.2. Organization and Good Standing. Each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, having all powers required to carry on its business and enter into and carry out the transactions contemplated hereby. Each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person is duly qualified, in good standing, and authorized to do business in all other jurisdictions within Canada wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary except where failure to so qualify would not have a Material Adverse Effect. Each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person has taken all actions and procedures customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside Canada wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions and procedures desirable except where failure to so qualify would not have a Material Adverse Effect.

        Section 5.3. Authorization. Each Canadian Borrower has duly taken all action necessary to authorize the execution and delivery by it of the Canadian Loan Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. Each Canadian Borrower is duly authorized to borrow funds hereunder.

        Section 5.4. No Conflicts or Consents. The execution and delivery by each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person of the Canadian Loan Documents to which each is a party, the performance by each of its obligations under such Canadian Loan Documents, and the consummation of the transactions contemplated by the various Canadian Loan Documents, do not and will not (i) conflict with any provision of (A) any Law,
(B) the organizational documents or any unanimous shareholders agreement of any Restricted Person, or (C) any agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in the acceleration of any Indebtedness owed by any Restricted Person which would reasonably be expected to have a Material Adverse Effect, or (iii) result in or require the creation of any Lien upon any assets or properties of any Restricted Person which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Canadian Loan Documents. Except as expressly contemplated in the Canadian Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by any Restricted Person of any Canadian Loan Document or to consummate any transactions contemplated by the Canadian Loan Documents, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

        Section 5.5. Enforceable Obligations. This Agreement is, and the other Canadian Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of each Restricted Person which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

        Section 5.6. Full Disclosure. No certificate, statement or other information delivered herewith or heretofore by any Canadian Borrower or any Subsidiary of a Canadian Borrower that is a Restricted Person to any Lender in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact known to any such Person (other than industry-wide risks normally associated with the types of businesses conducted by Restricted Persons) necessary to make the statements contained herein or therein not misleading as of the date made or deemed made. There is no fact known to any such Person (other than industry-wide risks normally associated with the types of businesses conducted by Restricted Persons) that has not been disclosed to each Lender in writing which would reasonably be expected to have a Material Adverse Effect.

        Section 5.7. Litigation. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule: (a) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of any Canadian Borrower threatened, against any Canadian Borrower or any Subsidiary of a Canadian Borrower that is a Restricted Person before any Tribunal which would reasonably be expected to have a Material Adverse Effect, and (b) there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Canadian Borrower which would reasonably be expected to have a Material Adverse Effect.

        Section 5.8. Environmental and Other Laws. Except as disclosed in the Disclosure Schedule: (a) Canadian Borrowers and each Subsidiary of a Canadian Borrower that is a Restricted Person are conducting their businesses in material compliance with all applicable Laws, including Environmental Laws, and have and are in compliance with all licenses and permits required under any such Laws, unless failure to so comply would not reasonably be expected to have a Material Adverse Effect; (b) none of the operations or properties of any Canadian Borrowers and each Subsidiary of a Canadian Borrower that is a Restricted Person is the subject of federal, provincial or local investigation evaluating whether any material remedial action is needed to respond to a release of any Hazardous Materials into the environment or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Materials, unless such remedial action would not reasonably be expected to have a Material Adverse Effect; and (c) neither any Canadian Borrower nor any Subsidiary of a Canadian Borrower that is a Restricted Person (and to the best knowledge of Canadian Borrowers, no other Person) has filed any notice under any Law indicating that any such Person is responsible for the improper release into the environment, or the improper storage or disposal, of any material amount of any Hazardous Materials or that any Hazardous Materials have been improperly released, or are improperly stored or disposed of, upon any property of any such Person, unless such failure to so comply would not reasonably be expected to have a Material Adverse Effect.

        Section 5.9. Names and Places of Business. Neither Canadian Borrower has, during the preceding five years, had, been known by, or used any other trade or fictitious name, except as disclosed in the Disclosure Schedule. Except as otherwise indicated in the Disclosure Schedule, the chief executive office and principal place of business of each Canadian Borrower is (and for the preceding five years have been) located at the address of such Canadian Borrower set out on the signature pages hereto. Except as indicated in the Disclosure Schedule, no Canadian Borrower or any Subsidiary of a Canadian Borrower that is a Restricted Person has any other office or place of business.

        Section 5.10. Canadian Borrowers' Subsidiaries. No Canadian Borrower presently has any Subsidiary or owns any stock in any other corporation or association except those listed in the Disclosure Schedule. Neither any Canadian Borrower nor any of its Restricted Subsidiaries is a member of any general or limited partnership, limited liability company, joint venture or association of any type whatsoever except (a) those listed in the Disclosure Schedule, (b) associations, joint ventures or other relationships (i) which are established pursuant to a standard form operating agreement or similar agreement or which are partnerships for purposes of federal income taxation only, (ii) which are not corporations or partnerships (or subject to the Uniform Partnership Act) under applicable state Law, and (iii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, pipelines or gathering systems, transportation and related facilities and interests owned directly by the parties in such associations, joint ventures or relationships, and (c) associations, joint ventures or other relationships (i) which are not corporations or partnerships under applicable provincial Law, and
(ii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, pipelines or gathering systems, transportation and related facilities and interests owned directly by the parties in such associations, joint ventures or relationships. Each

Canadian Borrower owns, directly or indirectly, the equity interest in each of its Subsidiaries which is indicated in the Disclosure Schedule.

        Section 5.11. Title to Properties; Licenses. Each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person has good and defensible title to all of its material properties and assets, free and clear of all Liens other than Permitted Liens and of all impediments to the use of such properties and assets in such Person's business except to the extent failure to have such title would not have a Material Adverse Effect. Each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, and other intellectual property (or otherwise possesses the right to use such intellectual property without violation of the rights of any other Person) which are necessary to carry out its business as presently conducted and as presently proposed to be conducted hereafter, and no such Person is in violation in any material respect of the terms under which it possesses such intellectual property or the right to use such intellectual property except to the extent failure to possess such licenses, permits, franchises, and intellectual property would not have a Material Adverse Effect.

        Section 5.12. Solvency. Upon giving effect to the issuance of the Canadian Notes, the execution of the Canadian Loan Documents by Canadian Borrowers and the consummation of the transactions contemplated hereby, each Canadian Borrower will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar Laws).

            ARTICLE VI - Affirmative Covenants of Canadian Borrowers

        To conform with the terms and conditions under which each Lender is willing to have credit outstanding to each Canadian Borrower, and to induce each Lender to enter into this Agreement and extend credit hereunder, each Canadian Borrower warrants, covenants and agrees that until the full and final payment of the Canadian Obligations and the termination of this Agreement, unless Canadian Required Lenders have previously agreed otherwise:

        Section 6.1. Payment and Performance. Each Canadian Borrower will pay all amounts due by it under the Canadian Loan Documents in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed or implied in the Canadian Loan Documents to be binding upon it. Each Canadian Borrower will cause each of its Subsidiaries which is a Restricted Person to observe, perform and comply with every such term, covenant and condition in any Loan Document.

        Section 6.2. Books, Financial Statements and Reports. Each Canadian Borrower will at all times maintain full and accurate books of account and records. Each Canadian Borrower will maintain and will cause its Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal Year, and will furnish (or will cause to be furnished) the following statements and reports to each Lender Party at Canadian Borrowers' expense:

        (a) As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, complete Consolidated financial statements of US Borrower together with all notes thereto, prepared in reasonable detail in accordance with US GAAP, together with an unqualified opinion, based on an audit using generally accepted auditing standards, by KPMG Peat Marwick L.L.P., or other independent certified public accountants selected by US Borrower and acceptable to US Agent, stating that such Consolidated financial statements have been so prepared. These financial statements shall contain a Consolidated balance sheet as of the end of such Fiscal Year and Consolidated statements of earnings, of cash flows, and of changes in owners' equity for such Fiscal Year, each setting forth in comparative form the corresponding figures for the preceding Fiscal Year. In addition, within ninety (90) days after the end of each Fiscal Year each Canadian Borrower will furnish to Canadian Agent and each Lender a certificate in the form of Exhibit D signed by the President, Senior Vice President - Finance, Treasurer or Vice President Accounting of US Borrower, stating that such financial statements are accurate and complete, stating that such Person has reviewed the Canadian Loan Documents, containing all calculations required to be made to show compliance or non-compliance with the provisions of Section 7.7, and further stating that there is no condition or event at the end of such Fiscal Year or at the time of such certificate which constitutes a Default and specifying the nature and period of existence of any such condition or event.

        (b) As soon as available, and in any event within forty-five (45) days after the end of each Fiscal Quarter, US Borrower's Consolidated and consolidating balance sheet and income statement as of the end of such Fiscal Quarter and a Consolidated statement of cash flows for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with US GAAP, subject to changes resulting from normal year-end adjustments. In addition each Canadian Borrower will, together with each such set of financial statements, furnish a certificate in the form of Exhibit D signed by the President, Senior Vice President - Finance, Treasurer or Vice President - Accounting of such US Borrower stating that such financial statements are accurate and complete (subject to normal year-end adjustments), stating that such Person has reviewed the Canadian Loan Documents, containing all calculations required to be made to show compliance or non-compliance with the provisions of Section 7.7 and further stating that there is no condition or event at the end of such Fiscal Quarter or at the time of such certificate which constitutes a Default and specifying the nature and period of existence of any such condition or event.

        (c) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by US Borrower or any of its Subsidiaries that is a Restricted Person to its shareholders and all registration statements, prospectuses, periodic reports and other statements and schedules filed by any such Person with any exchange, any securities commission or any similar Governmental Authority, including any information or estimates with respect to US Borrower's oil and gas business (including its exploration, development and production activities) which are required to be furnished in such Canadian Borrower's annual report pursuant to securities legislation or the rules, policies and requirements of any Governmental Authority.

        Section 6.3. Other Information and Inspections. Each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person will furnish to each Lender any information which Canadian Agent may from time to time reasonably request concerning any covenant, provision or condition of the Loan Documents or any matter in connection with such Persons' businesses and operations. Each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person will permit representatives appointed by Canadian Agent (including independent accountants, auditors, agents, lawyers, appraisers and any other Persons) to visit and inspect upon prior written notice during normal business hours any of such Restricted Person's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person shall permit Canadian Agent or its representatives to investigate and verify the accuracy of the information furnished to Canadian Agent or any Lender in connection with the Loan Documents and to discuss all such matters with its officers, employees and representatives.

        Section 6.4. Notice of Material Events and Change of Address. Canadian Borrowers will promptly notify each Lender in writing, stating that such notice is being given pursuant to this Agreement, of:

        (a) the occurrence of any event which would have a Material Adverse Effect,

        (b) the occurrence of any Default,

        (c) the acceleration of the maturity of any Indebtedness owed by any of Canadian Borrowers or any of their Subsidiaries that are Restricted Persons having a principal balance of more than US $100,000,000, or of any default by any such Person under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such default would have a Material Adverse Effect,

        (d) the occurrence of any Termination Event,

        (e) any claim of US $100,000,000 or more, any notice of potential liability under any Environmental Laws which might exceed such amount, or any other material adverse claim asserted against any of Canadian Borrowers or any of their Subsidiaries that are Restricted Persons or with respect to any such Person's properties, and

        (f) the filing of any suit or proceeding against any Canadian Borrowers or any of their Subsidiaries that are Restricted Person in which an adverse decision would reasonably be expected to have a Material Adverse Effect.

Canadian Borrowers will also notify Canadian Agent and Canadian Agent's counsel in writing promptly in the event that any Canadian Borrower or any of their Subsidiaries that is a Restricted Person changes its name or the location of its chief executive office.

        Section 6.5. Maintenance of Properties. Each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person will maintain, preserve, protect, and keep all property used or useful in the conduct of its business in good condition, and will from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times except to the extent failure to do so would not reasonably be expected to have a Material Adverse Effect.

        Section 6.6. Maintenance of Existence and Qualifications. Each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, except where the failure so to qualify will not have a Material Adverse Effect.

        Section 6.7. Payment of Trade Liabilities, Taxes, etc. Each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person will (a) timely file all required tax returns; (b) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; and (c) maintain appropriate accruals and reserves for all of the foregoing in accordance with US GAAP. Such Restricted Person may, however, delay paying or discharging any of the foregoing so long as it is in good faith contesting the validity thereof by appropriate proceedings and has set aside on its books adequate reserves therefor.

        Section 6.8. Insurance. Each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person will keep or cause to be kept insured in accordance with industry standards by financially sound and reputable insurers, its surface equipment and other property of a character usually insured by similar Persons engaged in the same or similar businesses.

        Section 6.9. Performance on Canadian Borrowers' Behalf. If either Canadian Borrower or any Subsidiary of a Canadian Borrower that is a Restricted Person fails to pay any taxes, insurance premiums, expenses, lawyers' fees or other amounts it is required to pay under any Canadian Loan Document, Canadian Agent may pay the same, and shall use its best efforts to give at least five (5) Business Days notice to Canadian Borrowers prior to making any such payment; provided, however, that any failure by Canadian Agent to so notify Canadian Borrowers shall not limit or otherwise impair Canadian Agent's ability to make any such payment. Northstar Energy shall immediately reimburse Canadian Agent for any such payments and each amount paid by Canadian Agent shall constitute a Canadian Obligation owed hereunder which is due and payable on the date such amount is paid by Canadian Agent.

        Section 6.10. Interest. Each Canadian Borrower hereby promises to each Lender Party to pay interest at the Default Rate applicable to Canadian Base Rate Loans on all Canadian Obligations (including Canadian Obligations to pay fees or to reimburse or indemnify any Lender) which such Canadian Borrower has in this Agreement promised to pay to such Lender Party and which are not paid when due. Such interest shall accrue from the date such Canadian Obligations become due until they are paid.

        Section 6.11. Compliance with Law. Each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person will conduct its business and affairs in compliance with all Laws applicable thereto except to the extent failure to do so would not reasonably be expected to have a Material Adverse Effect.

        Section 6.12. Environmental Matters.

        (a) Each Canadian Borrower and each Subsidiary of a Canadian Borrower that is a Restricted Person will comply in all material respects with all Environmental Laws now or hereafter applicable to such Restricted Person, as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters, and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect, unless such failure to so comply would not reasonably be expected to have a Material Adverse Effect.

        (b) Each Canadian Borrower will promptly furnish to Canadian Agent all written notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings received by such Canadian Borrower, or of which it has notice, pending or threatened against such Canadian Borrower, by any Governmental Authority with respect to any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business which involve a potential liability or claim in excess of US $100,000,000.

        Section 6.13. Bank Accounts; Offset. To secure the repayment of the Obligations each Canadian Borrower hereby grants to each Lender a right of offset, each of which shall be in addition to all other interests, liens, and rights of any Lender at common Law, under the Loan Documents, or otherwise, and each of which shall be upon and against (a) any and all moneys, securities or other property (and the proceeds therefrom) of such Canadian Borrower now or hereafter held or received by or in transit to any Lender from or for the account of such Canadian Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, (b) any and all deposits (general or special, time or demand, provisional or final) of such Canadian Borrower with any Lender, and (c) any other credits and claims of such Canadian Borrower at any time existing against any Lender, including claims under certificates of deposit. At any time and from time to time after the occurrence of any Default, each Lender is hereby authorized to offset against the Obligations then due and payable (in either case without notice to such Canadian Borrower), any and all items hereinabove referred to. To the extent that such Canadian Borrower has accounts designated as royalty or joint interest owner accounts, the foregoing right of offset shall not extend to funds in such accounts which belong to, or otherwise arise from payments to such Canadian Borrower for the account of, third party royalty or joint interest owners.

        ARTICLE VII - Negative Covenants of Canadian Borrowers

        To conform with the terms and conditions under which each Lender is willing to have credit outstanding to each Canadian Borrower, and to induce each Lender to enter into this Agreement and make the Canadian Loans, each Canadian Borrower warrants, covenants and agrees that until the full and final payment of the Canadian Obligations and the termination of this Agreement, unless Canadian Required Lenders have previously agreed otherwise:

        Section 7.1. Indebtedness. Neither any Canadian Borrower nor any Subsidiary of a Canadian Borrower that is a Restricted Subsidiary will in any manner owe or be liable for Indebtedness except:

        (a) the Canadian Obligations.

        (b) capital lease obligations (excluding oil, gas or mineral leases) entered into in the ordinary course of such Restricted Person's business in arm's length transactions at competitive market rates under competitive terms and conditions in all respects, provided that such capital lease obligations required to be paid in any Fiscal Year do not in the aggregate exceed US $35,000,000 for all Restricted Subsidiaries, whether or not Subsidiaries of any Canadian Borrower.

        (c) unsecured Liabilities owed among Restricted Persons.

        (d) guaranties by one Restricted Person of Liabilities owed by another Restricted Person, if such Liabilities either (i) are not Indebtedness, or (ii) are allowed under subsections (a), (b) or (c) of this Section 7.1.

        (e) Indebtedness of the Restricted Persons for plugging and abandonment bonds or for letters of credit issued by any Lender in place thereof which are required by regulatory authorities in the area of operations, and Indebtedness of the Restricted Persons for other bonds or letters of credit issued by any Lender which are required by such regulatory authorities with respect to other normal oil and gas operations.

        (f) non-recourse Indebtedness as to which no Restricted Person (i) provides any guaranty or credit support of any kind (including any undertaking, guarantee, indemnity, agreement or instrument that would constitute Indebtedness) or (ii) is directly or indirectly liable (as a guarantor or otherwise); provided, that after giving effect to such Indebtedness outstanding from time to time, US Borrower is not in violation of Section 7.7.

        (g) Indebtedness that is subordinated to the US Obligations and the Canadian Obligations on terms acceptable to Canadian Required Lenders.

        (h) Indebtedness in the approximate amount of C $3,459,000 owed to Indeck Gas Supply Corporation by Northstar Energy pursuant to a Gas Sales and Purchase Agreement dated as of March 9, 1989, as heretofore or hereafter amended from time to time.

        (i) Acquired Debt.

        (j) Indebtedness under Hedging Contracts.

        (k) Indebtedness relating to the surety bond and letter of credit obligations listed on Schedule 2.

        (l) miscellaneous items of Indebtedness of all Restricted Persons (other than US Borrower) not described in subsections (a) through (m) which do not in the aggregate exceed US $200,000,000 in principal amount at any one time outstanding.

        Section 7.2. Limitation on Liens. Except for Permitted Liens, neither any Canadian Borrower nor any Subsidiary of a Canadian Borrower that is a Restricted Person will create, assume or permit to exist any Lien upon any of the properties or assets which it now owns or hereafter acquires. Neither any Canadian Borrower nor any Subsidiary of a Canadian Borrower that is a Restricted Person will allow the filing or continued existence of any financing statement describing as collateral any assets or property of such Restricted Person, other than financing statements which describe only collateral subject to a Lien permitted under this section and which name as secured party or lessor only the holder of such Lien.

        Section 7.3. Limitation on Mergers. Neither any Canadian Borrower nor any Subsidiary of a Canadian Borrower that is a Restricted Person will merge or consolidate with or into any other Person except that any Subsidiary of US Borrower may be merged into or consolidated with (a) another Subsidiary of US Borrower, or (b) US Borrower, so long as US Borrower is the surviving business entity.

        Section 7.4. Limitation on Issuance of Securities by Subsidiaries of US Borrower; Ownership of certain Restricted Subsidiaries by US Borrower.

        (a) Neither any Canadian Borrower nor any Subsidiary of a Canadian Borrower that is a Restricted Person will issue any additional shares of its capital stock, additional partnership interests or other securities or any options, warrants or other rights to acquire such additional shares, partnership interests or other securities except to another Restricted Person which is a wholly-owned direct or indirect Subsidiary of US Borrower unless (i) such securities are being issued to acquire a business, directly or indirectly through the use of the proceeds of such issuance, and (ii) such securities are convertible into the common shares or similar securities of US Borrower and/or can be redeemed in cash at the option of the Restricted Person that issued such securities. In addition, (A) Northstar Energy may issue "Exchangeable Shares" (as defined in the Restated Articles of Incorporation of Northstar Energy) upon the terms specified in the Restated Articles of Incorporation of Northstar Energy as in effect on the date hereof (in this section called "Exchangeable Shares"), (B) Devon Canada may issue exchangeable shares upon substantially the same terms as such Exchangeable Shares, and (C) Northstar Energy may issue stock options to its employees from time to time to acquire such Exchangeable Shares, provided that such options are granted under a stock option plan of either Canadian Borrower and/or US Borrower.

        (b) US Borrower will at all times own, directly or indirectly, 100% of the outstanding shares of common stock of Northstar Energy.

        Section 7.5. Limitation on Restricted Payments. The aggregate amount of Restricted Payments made by the Restricted Persons during any Fiscal Year shall not exceed five percent (5%) of the book value of the Consolidated Assets of US Borrower as of the end of the immediately preceding Fiscal year, as adjusted to take into account any increase associate with an acquisition or merger.

        Section 7.6. Transactions with Affiliates. Neither any Canadian
Borrower nor any Subsidiary of a Canadian Borrower that is a Restricted Person will engage in any material transaction with any of its Affiliates on terms which are less favorable in any material respect to it than those which would have been obtainable at the time in arm's-length dealing with Persons other than such Affiliates, provided that such restriction shall not apply to transactions among such Restricted Persons that are wholly-owned, directly or indirectly, by US Borrower.

        Section 7.7. Funded Debt to Total Capitalization. At the end of each Fiscal Quarter, the ratio of US Borrower's Consolidated Total Funded Debt to US Borrower's Total Capitalization will never exceed sixty-five percent (65%).

        ARTICLE VIII - Events of Default and Remedies

        Section 8.1. Events of Default. Each of the following events constitutes an Event of Default under this Agreement:

        (a) Any Restricted Person fails to pay any principal component of any Canadian Obligation when due and payable or fails to pay any other Canadian Obligation within three (3) days after the date when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

        (b) Any "default" or "event of default" occurs under any Canadian Loan Document which defines either such term, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document;

        (c) Any Restricted Person fails (other than as referred to in subsections (a) or (b) above) to (i) duly comply with Section 7.4(b) of the Canadian Agreement or (ii) duly observe, perform or comply with any other covenant, agreement, condition or provision of any Canadian Loan Document, and such failure remains unremedied for a period of thirty (30) days after notice of such failure is given by Canadian Agent to Canadian Borrower;

        (d) Any representation or warranty previously, presently or hereafter made in writing by or on behalf of any Restricted Person in connection with any Canadian Loan Document shall prove to have been false or incorrect in any material respect on any date on or as of which made;

provided, that if such falsity or lack of correctness is capable of being remedied or cured within a 30-day period, Canadian Borrowers shall (subject to the other provisions of this Section 8.1) have a period of 30 days after written notice thereof has been given to Canadian Borrowers by Canadian Agent within which to remedy or cure such lack of correctness, or this Agreement, any Canadian Note, or the Guaranty executed by Canadian Guarantor is asserted to be or at any time ceases to be valid, binding and enforceable in any material respect as warranted in Section 5.5 for any reason other than its release or subordination by Canadian Agent;

        (e) Any Restricted Person (i) fails to duly pay any Indebtedness in excess of US $100,000,000 constituting principal or interest owed by it with respect to borrowed money or money otherwise owed under any note, bond, or similar instrument, or (ii) breaches or defaults in the performance of any agreement or instrument by which any such Indebtedness is issued, evidenced, governed, or secured, other than a breach or default described in clause (i) above, and any such failure, breach or default results in the acceleration of such Indebtedness;

        (f) Any Change in Control occurs;

        (g) Any "Event of Default" occurs under the US Agreement; and

        (h) Any Canadian Borrower or any other Restricted Person having assets with a book value of at least US $100,000,000:

                (i) suffers the entry against it of a judgment, decree or order for relief by a Tribunal of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar Law of any jurisdiction now or hereafter in effect, including the Bankruptcy and Insolvency Act (Canada) and the Companies' Creditors Arrangement Act (Canada), as each are from time to time amended, or has any such proceeding commenced against it which remains undismissed for a period of thirty days; or

                (ii) commences a voluntary case under any applicable bankruptcy, insolvency or similar Law now or hereafter in effect, including the Bankruptcy and Insolvency Act (Canada) and the Companies' Creditors Arrangement Act (Canada), as each are from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such Law; or makes a general assignment for the benefit of creditors; or fails generally to pay (or admits in writing its inability to pay) its debts as such debts become due; or takes corporate or other action to authorize any of the foregoing; or

                (iii) suffers the appointment of or taking possession by a receiver, receiver- manager, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its property in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within thirty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

                (iv) suffers the entry against it of a final judgment for the payment of money in an amount that exceeds (x) the valid and collectible insurance in respect thereof or (y) the amount of an indemnity with respect thereto reasonably acceptable to the Required Lenders by US $100,000,000 or more, unless the same is discharged within thirty days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or

                (v) suffers a levy of distress or execution or possession, or a writ or warrant of attachment or any similar process to be issued by any Tribunal against all or any part of its property having a book value of at least US $100,000,000, and such writ or warrant of attachment or any similar process is not stayed or released within thirty days after the entry or levy thereof or after any stay is vacated or set aside.

Upon the occurrence of an Event of Default described in subsection (h)(i),
(h)(ii) or (h)(iii) of this section with respect to Canadian Borrowers, all of the Canadian Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Canadian Borrowers and each Restricted Person who at any time ratifies or approves this Agreement. Upon any such acceleration, any obligation of any Lender to make any further Canadian Advances, any obligation of Canadian LC Issuer to issue Letters of Credit hereunder, and any obligation of Canadian Swing Lender to make any further Canadian Swing Loans shall be permanently terminated. During the continuance of any other Event of Default, Canadian Agent at any time and from time to time may (and upon written instructions from Canadian Required Lenders, Canadian Agent shall), without notice to Canadian Borrowers or any other Restricted Person, do either or both of the following: (1) terminate any obligation of Lenders to make Canadian Advances hereunder, any obligation of Canadian LC Issuer to issue Letters of Credit hereunder, and any obligation of Canadian Swing Lender to make Canadian Swing Loans hereunder, and (2) declare any or all of the Canadian Obligations immediately due and payable, and all such Canadian Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Canadian Borrowers and each Restricted Person who at any time ratifies or approves this Agreement.

        Section 8.2. Remedies. If any Event of Default shall occur and be continuing, each Lender Party may protect and enforce its rights under the Canadian Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Canadian Loan Document, and each Lender Party may enforce the payment of any Canadian Obligations due it or enforce any other legal or equitable right which it may have. All rights, remedies and powers conferred upon Lender Parties under the Canadian Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Canadian Loan Documents or at Law or in equity.



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

                           ARTICLE IX - Canadian Agent

        Section 9.1. Appointment, Powers, and Immunities.

        (a) Each Lender hereby irrevocably appoints and authorizes Canadian Agent to act as its agent under this Agreement and the other Canadian Loan Documents with such powers and discretion as are specifically delegated to Canadian Agent by the terms of this Agreement and the other Canadian Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent-Related Persons: (i) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be trustees or fiduciaries for any Lender; (ii) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Canadian Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Canadian Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Canadian Loan Document, or any other document referred to or provided for therein or for any failure by any Restricted Person or any other Person to perform any of its obligations thereunder; (iii) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Restricted Person or the satisfaction of any condition or to inspect the property (including the books and records) of any Restricted Person or any of its Subsidiaries or Affiliates or for the failure of any Restricted Person or Lender Party to perform its obligations under any Loan Document; (iv) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (v) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct; provided , however, that no action taken in accordance with the directions of the number of Lenders herein specified with respect to a particular action shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Canadian Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to US Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

        (b) US LC Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the US Agent may agree at the request of the Required Lenders to act for US LC Issuer with respect thereto; provided , however, that US LC Issuer shall have all of the benefits and immunities (i) provided to the US Agent in this Article IX with respect to any acts taken or omissions suffered by US LC Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "US Agent" as used in this Article IX included US LC Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to US LC Issuer.



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

        Section 9.2. Reliance by Canadian Agent.

        (a) Canadian Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Restricted Person), independent accountants, and other experts selected by Canadian Agent. Canadian Agent may deem and treat the payee of any Canadian Note as the holder thereof for all purposes hereof unless and until Canadian Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 10.6 hereof. Canadian Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Canadian Required Lenders, Canadian Majority Lenders or all Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Canadian Required Lenders, Canadian Majority Lenders or all Lenders otherwise determine, the Canadian Agent shall, and in all other instances, the Canadian Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

        (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by Canadian Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender; provided, however, that Canadian Agent shall not be required to take any action that exposes Canadian Agent to personal liability or that is contrary to any Loan Document or applicable Law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

        Section 9.3. Defaults. Canadian Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless Canadian Agent has received written notice from a Lender or Canadian Borrowers specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that Canadian Agent receives such a notice of the occurrence of a Default or Event of Default, Canadian Agent shall give prompt notice thereof to the Lenders. Canadian Agent shall (subject to Section
9.1 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Canadian Required Lenders. Notwithstanding the foregoing, unless and until Canadian Agent shall have received such directions, Canadian Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

        Section 9.4. Rights as Lender. With respect to its Percentage Share of the Canadian Maximum Credit Amount and the Canadian Loans made by it, Canadian Agent (and any successor acting as Canadian Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Canadian Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Canadian Agent in its individual capacity. Canadian Agent (and any successor acting as Canadian Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make Investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Restricted Person or any of its Subsidiaries or Affiliates as if it were not acting as Canadian Agent, and Canadian Agent (and any successor acting as Canadian Agent) and its Affiliates may accept fees and other consideration from any Restricted Person or any of its Subsidiaries or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

        Section 9.5. Indemnification. The Lenders agree to indemnify each Agent-Related Person (to the extent not reimbursed under Section 10.4 hereof, but without limiting the obligations of Canadian Borrowers under such section) ratably in accordance with their respective Percentage Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including legal fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Canadian Agent (including by any Lender) in any way relating to or arising out of any Canadian Loan Document or the transactions contemplated thereby or any action taken or omitted by Canadian Agent under any Canadian Loan Document (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF CANADIAN AGENT) ; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified, and provided further that no action taken in accordance with the directions of the number of Lenders herein specified with respect to a particular action shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender agrees to reimburse Canadian Agent promptly upon demand for its ratable share of any costs or expenses payable by Canadian Borrower under Section 10.4, to the extent that Canadian Agent is not promptly reimbursed for such costs and expenses by Canadian Borrowers. The agreements contained in this section shall survive payment in full of the Canadian Loans and all other amounts payable under this Agreement.

        Section 9.6. Non-Reliance on Canadian Agent and Other Lenders . Each Lender agrees that it has, independently and without reliance on Canadian Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Canadian Borrowers and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon Canadian Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Canadian Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by Canadian Agent hereunder, Canadian Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Restricted Person or any of its Subsidiaries or Affiliates that may come into the possession of Canadian Agent or any of its Affiliates.

        Section 9.7. Administrative Agent in its Individual Capacity. Bank of America Canada and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Restricted Persons and their respective Affiliates as though Bank of America Canada were not the Canadian Agent or the Canadian LC Issuer hereunder and without notice to or consent of Lenders. Lenders acknowledge that, pursuant to such activities, Bank of America Canada or its Affiliates may receive information regarding any Restricted Person or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Restricted Person or such Affiliate) and acknowledge that the Canadian Agent shall be under no obligation to provide such information to them. With respect to its Canadian Loans, Bank of America Canada shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Canadian Agent or the Canadian LC Issuer, and the terms "Canadian Lender", "Canadian Lenders", "Lender" and "Lenders" include Bank of America Canada in its individual capacity.

        Section 9.8. Sharing of Set-Offs and Other Payments. Each Lender Party agrees that if it shall, whether through the exercise of rights under Canadian Loan Documents or rights of banker's lien, set off, or counterclaim against Canadian Borrowers or otherwise, obtain payment of a portion of the aggregate Canadian Obligations owed to it which, taking into account all distributions made by Canadian Agent under Section 3.1, causes such Lender Party to have received more than it would have received had such payment been received by Canadian Agent and distributed pursuant to Section 3.1, then (a) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Canadian Obligations as necessary to cause all Lender Parties to share all payments as provided for in Section 3.1, and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that Canadian Agent and all Lender Parties share all payments of Canadian Obligations as provided in Section 3.1; provided, however, that nothing herein contained shall in any way affect the right of any Lender Party to obtain payment (whether by exercise of rights of banker's lien, set-off or counterclaim or otherwise) of indebtedness other than the Canadian Obligations. Canadian Borrowers expressly consent to the foregoing arrangements and agree that any holder of any such interest or other participation in the Canadian Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by Law exercise any and all rights of banker's lien, set-off, or counterclaim as fully as if such holder were a holder of the Canadian Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this section is thereafter recovered from the seller under this section which received the same, the purchase provided for in this section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a Tribunal order to be paid on account of the possession of such funds prior to such recovery.

        Section 9.9. Investments. Whenever Canadian Agent in good faith determines that it is uncertain about how to distribute to Lender Parties any funds which it has received, or whenever Canadian Agent in good faith determines that there is any dispute among Lender Parties about how such funds should be distributed, Canadian Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Canadian Agent in good faith



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

believes that the uncertainty or dispute will not be promptly resolved, or if Canadian Agent is otherwise required to invest funds pending distribution to Lender Parties, Canadian Agent shall invest such funds pending distribution; all interest on any such Investment shall be distributed upon the distribution of such Investment and in the same proportion and to the same Persons as such Investment. All moneys received by Canadian Agent for distribution to Lender Parties (other than to the Person who is Canadian Agent in its separate capacity as a Lender Party) shall be held by Canadian Agent pending such distribution solely as Canadian Agent for such Lender Parties, and Canadian Agent shall have no equitable title to any portion thereof.

        Section 9.10. Benefit of Article IX. The provisions of this Article (other than the following Section 9.11) are intended solely for the benefit of Lender Parties, and no Restricted Person shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any Lender. Lender Parties may waive or amend such provisions as they desire without any notice to or consent of Canadian Borrower or any Restricted Person.

        Section 9.11. Resignation. Canadian Agent may resign at any time by giving written notice thereof to Lenders and Canadian Borrowers. Each such notice shall set forth the date of such resignation. Upon any such resignation, Canadian Required Lenders shall have the right to appoint a successor Canadian Agent and if no Default or Event of Default has occurred and is continuing, Canadian Required Lenders shall obtain the consent of Canadian Borrowers. A successor must be appointed for any retiring Canadian Agent, and such Canadian Agent's resignation shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring Canadian Agent's resignation, no successor Canadian Agent has been appointed and has accepted such appointment, then the retiring Canadian Agent may appoint a successor Canadian Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of Canada or of any province thereof and if no Default or Event of Default has occurred and is continuing, retiring Canadian Agent shall obtain the consent of Canadian Borrowers. Upon the acceptance of any appointment as Canadian Agent hereunder by a successor Canadian Agent, the retiring Canadian Agent shall be discharged from its duties and obligations under this Agreement and the other Canadian Loan Documents. After any retiring Canadian Agent's resignation hereunder the provisions of this Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Canadian Agent under the Canadian Loan Documents.

        Section 9.12. Lenders to Remain Pro Rata. It is the intent of all parties hereto that the pro rata share of each Lender in the Tranche B Loans and in the Canadian Obligations and the related rights and obligations of such Lender under the Loan Documents shall be substantially the same at all times during the term of this Agreement. Accordingly, the initial Tranche B Percentage Share of each Tranche B Lender in the Tranche B Maximum Credit Amount will be the same as the initial Percentage Share of such Lender in the Canadian Maximum Credit Amount. All subsequent assignments and adjustments of the interests of the Tranche B Lenders in the Tranche B Facility and the Canadian Obligations will be made so as to maintain such a pro rata arrangement; provided that for the purposes of determining these pro rata shares, any Percentage Share held by any Lender's Affiliates shall be included in determining the interests of such Lender.

        Section 9.13. Other Agents. None of the Lenders identified on the facing page or signature pages of this Agreement as a "syndication agent" or "documentation agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                            ARTICLE X - Miscellaneous

        Section 10.1. Waivers and Amendments; Acknowledgments.

        (a) Waivers and Amendments. No failure or delay (whether by course of conduct or otherwise) by any Lender Party in exercising any right, power or remedy which such Lender Party may have under any of the Canadian Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Canadian Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Restricted Person shall in any case of itself entitle any Restricted Person to any other or further notice or demand in similar or other circumstances. This Agreement and the other Canadian Loan Documents set forth the entire understanding between the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other Canadian Loan Documents shall be valid or effective against any party hereto unless the same is in writing and signed by (i) if such party is Canadian Borrowers, by Canadian Borrowers, (ii) if such party is Canadian Agent or Canadian LC Issuer, by such party, and (iii) if such party is a Lender, by such Lender or by Canadian Agent on behalf of Lenders with the written consent of Canadian Required Lenders (which consent has already been given as to the termination of the Canadian Loan Documents as provided in
Section 10.10). Notwithstanding the foregoing or anything to the contrary herein, Canadian Agent shall not, without the prior consent of US Majority Lenders and Canadian Majority Lenders, execute and deliver on behalf of such Lender any waiver or amendment which would increase the Canadian Maximum Credit Amount hereunder, except in connection with the Re-allocations described in
Section 1.12. Notwithstanding the foregoing or anything to the contrary herein, Canadian Agent shall not, without the prior consent of each individual Canadian Lender, execute and deliver on behalf of such Lender any waiver or amendment which would: (1) waive any of the conditions specified in Article IV, (2) increase the maximum amount which such Lender is committed hereunder to lend,
(3) reduce any fees payable to such Lender hereunder, or the principal of, or interest on, such Lender's Note, (4) postpone any date fixed for any payment of any such fees, principal or interest, (5) change the aggregate amount of Percentage Shares which is required for Canadian Agent,

Lenders or any of them to take any particular action under the Canadian Loan Documents, (6) release Canadian Borrowers from their obligation to pay such Lender's Note or Canadian Guarantor from its guaranty of such payment, or (7) amend this Section 10.1(a), except in connection with the Re-allocations described in Section 1.12.

        (b) Acknowledgments and Admissions. Canadian Borrower hereby represents, warrants, acknowledges and admits that (i) it has been advised by counsel in the negotiation, execution and delivery of the Canadian Loan Documents to which it is a party, (ii) it has made an independent decision to enter into this Agreement and the other Canadian Loan Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by Canadian Agent or any Lender, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Canadian Loan Document delivered on or after the date hereof, (iii) there are no representations, warranties, covenants, undertakings or agreements by any Lender as to the Canadian Loan Documents except as expressly set out in this Agreement or in another Canadian Loan Document delivered on or after the date hereof, (iv) no Lender has any fiduciary obligation toward such Canadian Borrower with respect to any Canadian Loan Document or the transactions contemplated thereby, (v) the relationship pursuant to the Canadian Loan Documents between such Canadian Borrower and the other Restricted Persons, on one hand, and each Lender, on the other hand, is and shall be solely that of debtor and creditor, respectively, (vi) no partnership or joint venture exists with respect to the Canadian Loan Documents between any Restricted Person and any Lender, (vii) Canadian Agent is not such Canadian Borrower's Canadian Agent, but Canadian Agent for Lenders, (viii) without limiting any of the foregoing, Canadian Borrower is not relying upon any representation or covenant by any Lender, or any representative thereof, and no such representation or covenant has been made, that any Lender will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss, or take or refrain from taking any action permitted under the Canadian Loan Documents with respect to any such Event of Default or Default or any other provision of the Canadian Loan Documents, and (ix) all Lender Parties have relied upon the truthfulness of the acknowledgments in this section in deciding to execute and deliver this Agreement and to become obligated hereunder.

        (c) Joint Acknowledgment. THIS WRITTEN AGREEMENT AND THE OTHER CANADIAN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        (d) Annual Rates of Interest. For the purposes of the Interest Act (Canada), whenever interest payable pursuant to this Agreement is calculated on the basis of a period other than a calendar year (the "Interest Period"), each rate of interest determined pursuant to such calculation expressed as an annual rate is equivalent to such rate as so determined multiplied by the actual



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

number of days in the calendar year in which the same is to be ascertained and divided by the number of days in the Interest Period.

        Section 10.2. Survival of Agreements; Cumulative Nature. All of Restricted Persons' various representations, warranties, covenants and agreements in the Canadian Loan Documents shall survive the execution and delivery of this Agreement and the other Canadian Loan Documents and the performance hereof and thereof, including the making or granting of the Canadian Loans and the delivery of the Canadian Notes and the other Canadian Loan Documents, and shall further survive until all of the Canadian Obligations are paid in full to each Lender Party and all of Lender Parties' obligations to Canadian Borrowers are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Restricted Person to any Lender Party under any Canadian Loan Document shall be deemed representations and warranties by each Canadian Borrower or agreements and covenants of Canadian Borrower under this Agreement. The representations, warranties, indemnities, and covenants made by Restricted Persons in the Canadian Loan Documents, and the rights, powers, and privileges granted to Lender Parties in the Canadian Loan Documents, are cumulative, and, except for expressly specified waivers and consents, no Canadian Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity, or covenant herein contained shall apply to any similar representation, warranty, indemnity, or covenant contained in any other Canadian Loan Document, and each such similar representation, warranty, indemnity, or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various Canadian Loan Documents.

        Section 10.3. Notices. All notices, requests, consents, demands and other communications required or permitted under any Canadian Loan Document shall be in writing, unless otherwise specifically provided in such Canadian Loan Document (provided that Canadian Agent may give telephonic notices to the other Lender Parties), and shall be deemed sufficiently given or furnished if delivered by personal delivery, by facsimile or other electronic transmission, by delivery service with proof of delivery, or by registered Canadian mail, postage prepaid, to each Canadian Borrower and Restricted Persons at the address of each Canadian Borrower specified on the signature pages hereto and to Canadian Agent at its address specified on the signature pages hereto and to each Lender Party at the address specified on Annex II (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given
(a) in the case of personal delivery or delivery service, as of the date of first attempted delivery during normal business hours at the address provided herein, (b) in the case of facsimile or other electronic transmission, upon receipt, or (c) in the case of registered Canadian mail, five Business Days after deposit in the mail; provided, however, that no Borrowing Notice shall become effective until actually received by Canadian Agent.

        Section 10.4. Payment of Expenses; Indemnity.

        (a) Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated, Northstar Energy will promptly (and in any event, within 30 days after any invoice or other statement or notice) pay: (i) all reasonable costs and expenses incurred by or on behalf of Canadian Agent (including without limitation, legal fees) in connection with (1) the negotiation, preparation, execution and delivery of the Canadian Loan Documents, and any and all consents, waivers or other documents or instruments relating thereto, (2) the borrowings hereunder and other action reasonably required in the course of administration hereof, (3) monitoring or confirming (or preparation or negotiation of any document related to) Canadian Borrowers' compliance with any covenants or conditions contained in this Agreement or in any Canadian Loan Document, and (ii) all reasonable costs and expenses incurred by or on behalf of any Lender Party (including without limitation, legal fees, consultants' fees and accounting fees) in connection with the defense or enforcement of any of the Canadian Loan Documents (including this section) or the defense of any Lender Party's exercise of its rights thereunder.

        (b) INDEMNITY. NORTHSTAR ENERGY AGREES TO INDEMNIFY EACH AGENT-RELATED PERSON AND EACH LENDER PARTY, UPON DEMAND, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, CLAIMS, LOSSES, DAMAGES, PENALTIES, FINES, ACTIONS, JUDGMENTS, SUITS, SETTLEMENTS, COSTS, EXPENSES OR DISBURSEMENTS, EXCLUDING PRINCIPAL AND INTEREST OWING BY DEVON CANADA WITH RESPECT TO CANADIAN ADVANCES MADE TO DEVON CANADA, BUT INCLUDING REASONABLE FEES OF LEGAL COUNSEL, ACCOUNTANTS, EXPERTS AND ADVISORS) OF ANY KIND OR NATURE WHATSOEVER (IN THIS SECTION COLLECTIVELY CALLED "LIABILITIES AND COSTS") WHICH TO ANY EXTENT (IN WHOLE OR IN PART) MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH LENDER PARTY GROWING OUT OF, RESULTING FROM OR IN ANY OTHER WAY ASSOCIATED WITH THE CANADIAN LOAN DOCUMENTS AND THE TRANSACTIONS AND EVENTS (INCLUDING THE ENFORCEMENT OR DEFENSE THEREOF) AT ANY TIME ASSOCIATED THEREWITH OR CONTEMPLATED THEREIN (WHETHER ARISING IN CONTRACT OR IN TORT OR OTHERWISE AND INCLUDING ANY VIOLATION OR NONCOMPLIANCE WITH ANY ENVIRONMENTAL LAWS BY ANY AGENT-RELATED PERSON OR ANY LENDER PARTY OR ANY OTHER PERSON OR ANY LIABILITIES OR DUTIES OF ANY AGENT-RELATED PERSON OR ANY LENDER PARTY OR ANY OTHER PERSON WITH RESPECT TO HAZARDOUS MATERIALS FOUND IN OR RELEASED INTO THE ENVIRONMENT).

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY AGENT-RELATED PERSON OR LENDER PARTY,

provided only that no Agent-Related Person or Lender Party shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including Canadian Borrowers or any of their Affiliates) ever alleges such gross negligence or willful misconduct by any Lender Party, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "Lender Party" shall refer not only to each Person designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee, representative, attorney-in-fact and Affiliate of such Person.

        Section 10.5. Parties in Interest. All grants, covenants and agreements contained in the Canadian Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that no Restricted Person may assign or transfer any of its rights or delegate any of its duties or obligations under any Canadian Loan Document without the prior consent of all Lenders (and any attempted assignment or transfer by any Restricted Person without such consent shall be null and void). No Canadian Borrower nor any Affiliates of any Canadian Borrower shall directly or indirectly purchase or otherwise retire any Canadian Obligations owed to any Lender nor will any Lender accept any offer to do so, unless each Lender shall have received substantially the same offer with respect to the same Percentage Share of the Canadian Obligations owed to it. If Canadian Borrower or any Affiliate of any Canadian Borrower at any time purchases some but less than all of the Canadian Obligations owed to all Lender Parties, such purchaser shall not be entitled to any rights of any Lender under the Canadian Loan Documents unless and until Canadian Borrowers or their Affiliates have purchased all of the Canadian Obligations.

        Section 10.6. Assignments and Participations.

        (a) Each Lender may assign to one or more Eligible Transferees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Canadian Loans, Canadian Note, and its Percentage Share of the Canadian LC Obligations and the Canadian Maximum Credit Amount); provided, however, that

                (i) each such assignment shall be to an Eligible Transferee;

                (ii) together with each such assignment of its rights and obligations under this Agreement, such Lender shall assign the same Percentage Share of its rights and obligations with respect to the Tranche B Loans under the US Agreement to the same Eligible Transferee or an Affiliate of such Eligible Transferee;

                (iii) except in the case of such an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any partial assignment of such Lender's rights and obligations under this Agreement and under the US Agreement shall be in a collective amount at least equal to US $20,000,000 or an integral multiple of US $5,000,000 in excess thereof (in the case of the US Agreement calculated with respect to the Maximum US Credit Amount during the Tranche B Revolving Period and thereafter calculated with respect to the aggregate amount of the Tranche B Facility Usage and the Tranche A Maximum Credit Amount, and in the case of the Canadian Credit Agreement calculated with respect to the Canadian Maximum Credit Amount during the Canadian Revolving Period and thereafter calculated with respect to the Canadian Facility Usage);

                (iv) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under the Canadian Loan Documents, excluding, in the case of Bank of America Canada, Canadian Swing Loans; and

                (v) the parties to such assignment shall execute and deliver to Canadian Agent for its acceptance an Assignment and Acceptance in the form of Exhibit F hereto, together with any Canadian Note subject to such assignment and a processing fee of US$3,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this section, the assignor, Canadian Agent and Canadian Borrowers shall make appropriate arrangements so that, if required, new Canadian Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the Laws of Canada or a province thereof, it shall deliver to Canadian Borrowers and Canadian Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.9 of the US Agreement.

        (b) Canadian Agent shall maintain at its address referred to in Section
10.3 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and their Percentage Share of the Canadian Maximum Credit Amount of, and principal amount of the Canadian Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Canadian Borrowers, Canadian Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Canadian Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

        (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Canadian Note subject to such assignment and payment of the processing fee, Canadian Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit F hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

        (d) Each Lender may sell participations to one or more Persons that are Eligible Transferees in all or a portion of its rights and obligations under this Agreement (including all or a portion of the Canadian Maximum Credit Amount and its Canadian Loans); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Article III (provided that a participant shall not be entitled to receive any greater payment under Section 3.1 or 3.2 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with the Canadian Borrowers' prior written consent. A participant that would have been subject to Section 3.9 if it were a Lender, shall not be entitled to the benefits of Section 3.1 unless Canadian Borrowers have been notified of the participation sold to such participant, and such participant agrees, for the benefit of Canadian Borrowers, to comply with such Section as if it were a Lender) and the right of offset contained in Section 6.13 (provided that such participant agrees to be subject to Section 9.8 as if it were a Lender), and (iv) Canadian Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of Canadian Borrowers relating to its Canadian Loans and its Canadian Note and to approve any amendment, modification, or waiver of any provision of this Agreement (provided that such Lender may agree that it will not approve amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Canadian Loans or Canadian Note, extending any scheduled principal payment date or date fixed for the payment of interest on such Canadian Loans or Canadian Note, or extending its Canadian Maximum Credit Amount without the prior consent of the participant).

        (e) If the consent of Canadian Borrowers to an assignment or to an Eligible Assignee is required hereunder, Canadian Borrowers shall be deemed to have given their consent ten (10) Business Days after the date notice thereof has been delivered by the assigning Lender (through Canadian Agent) unless such consent is expressly refused by Canadian Borrowers prior to such tenth Business Day.

        (f) Notwithstanding anything to the contrary contained herein, if at any time Bank of America Canada assigns all of its Percentage Share in the Canadian Obligations and its rights and obligations hereunder pursuant to subsection 10.6(a) above, Bank of America Canada may resign as Canadian LC Issuer and/or terminate its commitment to make Canadian Swing Loans by giving written notice thereof to Canadian Borrowers and Canadian Lenders. Each such notice shall set forth the date of such resignation; provided that any such resignation or termination shall not become effective until a successor has been appointed as provided below and has accepted such appointment. In the event of any such resignation by Bank of America Canada as Canadian LC Issuer or termination of its commitment to make Canadian Swing Loans, Canadian Borrowers shall be entitled to appoint from among the Canadian Lenders a successor Canadian LC Issuer or Canadian Swing Lender hereunder. If, within sixty days after notice has been given to Canadian Borrowers and Canadian Lenders of any such resignation or termination, no successor Canadian LC Issuer or Canadian Swing Lender, as the case may be, has been appointed and has accepted such appointment, then Bank of America Canada may appoint such a successor, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of Canada or of any province thereof. If Bank of America Canada resigns as Canadian LC Issuer, it shall retain all the rights and obligations of Canadian LC Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Canadian LC Issuer and all Canadian LC Obligations with respect thereto (including the right to require Canadian Lenders to make Canadian Prime Rate Loans or fund participations in unreimbursed amounts pursuant to Section 2.8. If Bank of America Canada terminates its commitment to make Canadian Swing Loans, it shall retain all the rights of Canadian Swing Lender provided for hereunder with respect to Canadian Swing Loans made by it and outstanding as of the effective date of such termination, including the right to require the Canadian Lenders to make Canadian Prime Rate Loans (or other Advances if requested by a Canadian Borrower) or fund participations in outstanding Canadian Swing Loans pursuant to Section 1.11.

        (g) Notwithstanding any other provision set forth in this Agreement, any Lender residing in the United States may at any time assign and pledge all or any portion of its Canadian Advances and its Canadian Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

        (h) Any Lender may furnish any information concerning Canadian Borrowers or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 10.7 hereof.

        Section 10.7. Confidentiality. Canadian Agent and each Lender (in this Section each is called a "Lending Party") agrees to keep confidential any information furnished or made available to it by Canadian Borrowers pursuant to this Agreement that is marked confidential; provided that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any Law, rule, or regulation, (d) upon the order of any Tribunal, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Canadian Loan Document, and (i) subject to provisions substantially similar to those contained in this section, to any actual or proposed participant or assignee.

        Section 10.8. Governing Law; Submission to Process. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY ELECTED IN A CANADIAN LOAN DOCUMENT, THE CANADIAN LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE PROVINCE OF ALBERTA AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE PROVINCE OF ALBERTA AND THE LAWS OF CANADA APPLICABLE THERETO, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST SUCH CANADIAN BORROWER WITH RESPECT TO THIS AGREEMENT, THE CANADIAN NOTES OR ANY OF THE CANADIAN LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE PROVINCE OF ALBERTA AND EACH PARTY SUBMITS AND ATTORNS TO, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY WAIVES ANY RIGHT TO STAY OR TO DISMISS ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS OF FORUM NON CONVENIENS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER PARTIES TO BRING PROCEEDINGS AGAINST CANADIAN BORROWERS IN THE COURTS OF ANY OTHER JURISDICTION.

        Section 10.9. Waiver of Judgment Interest Act (Alberta). To the extent permitted by Law, the provisions of the Judgment Interest Act (Alberta) shall not apply to the Canadian Loan Documents and are hereby expressly waived by Canadian Borrowers.

        Section 10.10. Deemed Reinvestment Not Applicable. For the purposes of the Interest Act (Canada), the principle of deemed reinvestment of interest shall not apply to any interest calculation under the Canadian Loan Documents, and the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

        Section 10.11. Limitation on Interest. Lender Parties, Restricted Persons and any other parties to the Canadian Loan Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Canadian Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable Law from time to time in effect. Neither any Restricted Person nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable Law from time to time in effect, and the provisions of this section shall control over all other provisions of the Canadian Loan Documents which may be in conflict or apparent conflict herewith. Lender Parties expressly disavow any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) any Lender or any other holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at such Lender's or holder's option, promptly returned to Canadian Borrowers or the other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, Lender Parties and Restricted Persons (and any other payors thereof) shall to the greatest extent permitted under applicable Law, and in accordance with generally accepted actuarial practices and principles, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law. In no event shall the aggregate "interest" (as defined in section 347 of the Criminal Code (Canada)) payable under the Canadian Loan Documents exceed the maximum effective annual rate of interest on the "credit advanced" (as defined in that section) permitted under that section and, if any payment, collection or demand pursuant to this Agreement in respect of "interest" (as defined in that section) is determined to be contrary to the provisions of that section, such payment, collection or demand shall be deemed to have been made by mutual mistake of Canadian Borrowers, Canadian Agent and Lenders and the amount of such excess payment or collection shall be refunded to Canadian Borrowers. For purposes of the Canadian Loan Documents, the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the term applicable to the Canadian Obligations on the basis of annual compounding of the lawfully permitted rate of interest and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by Canadian Agent shall be prima facie evidence, for the purposes of such determination.

        Section 10.12. Termination; Limited Survival. In their sole and absolute discretion, Canadian Borrowers may at any time that no Canadian Obligations are owing elect in a written notice delivered to Canadian Agent to terminate this Agreement. Upon receipt by Canadian Agent of such a notice, if no Canadian Obligations are then owing this Agreement and all other Canadian Loan Documents shall thereupon be terminated and the parties thereto released from all prospective obligations thereunder. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by any Restricted Person in any Canadian Loan Document, any Obligations under Sections 3.2 through 3.6, and any obligations which any Person may have to indemnify or compensate any Lender Party shall survive any termination of this Agreement or any other Canadian Loan Document. At the request and expense of Canadian Borrowers, Canadian Agent shall prepare and execute all necessary instruments to reflect and effect such termination of the Canadian Loan Documents. Canadian Agent is hereby authorized to execute all such instruments on behalf of all Lenders, without the joinder of or further action by any Lender.

        Section 10.13. Severability. If any term or provision of any Canadian Loan Document shall be determined to be illegal or unenforceable all other terms and provisions of the Canadian Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

        Section 10.14. Counterparts; Fax. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement and the Canadian Loan Documents may be validly executed and delivered by facsimile or other electronic transmission.

        Section 10.15. Waiver of Jury Trial, Punitive Damages, etc. EACH CANADIAN BORROWER AND EACH LENDER PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE CANADIAN LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND,

ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY, (B) WAIVES,
TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES", AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER CANADIAN LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

        Section 10.16. Defined Terms. Capitalized terms and phrases used and not otherwise defined herein shall for all purposes of this Agreement have the meaning given to such terms and phrases in Annex I hereto.

        Section 10.17. Annex I, Exhibits and Schedules; Additional Definitions. Annex I, Annex II, and all Exhibits and Schedules attached to this Agreement are a part hereof for all purposes.

        Section 10.18. Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

        Section 10.19. References and Titles. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

        Section 10.20. Calculations and Determinations. All calculations under the Canadian Loan Documents of interest chargeable with respect to Eurodollar Loans and of fees (excluding stamping fees on Bankers' Acceptances) shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. All calculations with respect to Bankers' Acceptances shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 365 days. All other calculations of interest made under the Canadian Loan Documents shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 365 or 366 days, as appropriate. Each determination by a Lender Party of amounts to be paid under Article III or any other matters which are to be determined hereunder by a Lender Party (such as any US Dollar Eurodollar Rate, Canadian Dollar Eurodollar Rate, Adjusted US Dollar Eurodollar Rate, Adjusted Canadian Dollar Eurodollar Rate, Business Day, Interest Period, or Reserve Requirement) shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless Required Lenders otherwise consent all financial statements and reports furnished to any Lender Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with US GAAP.

        Section 10.21. Construction of Indemnities and Releases. All indemnification and release provisions of this Agreement shall be construed broadly (and not narrowly) in favor of the Persons receiving indemnification from or being released.

        Section 10.22. Separate Obligations. All obligations of Northstar Energy and Devon Canada under this Agreement and the other Canadian Loan Documents are separate and individual obligations of Northstar Energy and Devon Canada, respectively, and Northstar Energy shall not have any liabilities in respect of Canadian Advances made by the Lenders to Devon Canada nor shall Devon Canada have any liabilities in respect of Canadian Advances made to Northstar Energy.

        Section 10.23. Termination of Existing Canadian Agreement. Upon the payment in full of all outstanding indebtedness owing under the Existing Canadian Agreement, the Existing Canadian Agreement and the other loan documents executed pursuant thereto shall be terminated and the parties thereto shall have no further obligations or liabilities, covenants, or representations thereunder; provided, however, the indemnification obligations provided in the Existing Canadian Agreement shall not be terminated and shall survive the termination of the Existing Canadian Agreement.

        [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

                                      NORTHSTAR ENERGY CORPORATION
                                      Canadian Borrower

                                      By:  /s/ PAUL BRERETON
                                         --------------------------------------
                                         Paul Brereton
                                         Vice President - Finance


                                      Address:
                                      3000, 400-3 Avenue SW
                                      Calgary, AB T2P 4H2
                                      Attention: Vice President - Finance
                                      Telephone: (403) 213-8151
                                      Fax: (403) 213-8190



                                      DEVON ENERGY CANADA CORPORATION
                                      Canadian Borrower



                                      By:  /s/ PAUL BRERETON
                                         --------------------------------------
                                         Paul Brereton
                                         Vice President - Finance


                                      Address:
                                      3000, 400-3 Avenue SW
                                      Calgary, AB T2P 4H2
                                      Attention: Vice President - Finance
                                      Telephone: (403) 213-8151
                                      Fax: (403) 213-8190

                                      BANK OF AMERICA CANADA
                                      Administrative Agent,
                                      Canadian LC Issuer and Lender



                                      By:  /s/ RICHARD J. HALL
                                         --------------------------------------
                                         Richard J. Hall
                                         Vice President

                                      Address:
                                      200 Front Street West, Suite 2700
                                      Toronto, Canada M5V 3L2
                                      Attention: Richard J. Hall
                                      Telephone: (416)349-4008
                                      Fax: (416) 349-4283

                                      BANK ONE CANADA
                                      Lender


                                      By: /s/ JEREMIAH A. HYNES III
                                         --------------------------------------
                                         Name: Jeremiah A. Hynes III
                                         Title: First Vice President

                                      THE CHASE MANHATTAN BANK
                                      Lender


                                      By: /s/ ROBERT W. TRABAND
                                         --------------------------------------
                                         Name: Robert W. Traband
                                         Title: Vice President

                                      UMB BANK
                                      Lender



                                      By: /s/ RICHARD J. LEHRTER
                                         --------------------------------------
                                         Name: Richard J. Lehrter
                                         Title: Community Bank President

                                      FIRST UNION NATIONAL BANK
                                      Lender



                                      By: /s/ DAVID E. HUMPHREYS
                                         --------------------------------------
                                         Name: David E. Humphreys
                                         Title: Vice President

                                      WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE
                                      Lender



                                      By: /s/ CYNTHIA M. NIESEN
                                         --------------------------------------
                                         Name: Cynthia M. Niesen
                                         Title: Managing Director


                                      By: /s/ THOMAS LEE
                                         --------------------------------------
                                         Name: Thomas Lee
                                         Title: Associate

                                      THE BANK OF NEW YORK
                                      Lender



                                      By: /s/ RAYMOND J. PALMER
                                         --------------------------------------
                                         Name: Raymond J. Palmer
                                         Title: Vice President

                                      ROYAL BANK OF CANADA
                                      Lender



                                      By: /s/ S.G. TIBBATTS
                                         --------------------------------------
                                         Name:  S.G. Tibbatts
                                         Title: Account Manager

                                      SUNTRUST BANK, ATLANTA
                                      Lender



                                      By: /s/ STEVEN J. NEWBY
                                         --------------------------------------
                                         Name:  Steven J. Newby
                                         Title: Vice President

                                      By: /s/ MARY CRAWFORD OWEN
                                         --------------------------------------
                                         Name:  Mary Crawford Owen
                                         Title: Banking Officer

                                      J.P. MORGAN CANADA
                                      Lender



                                      By: /s/ JEFF MARK
                                         --------------------------------------
                                         Name:  Jeff Mark
                                         Title:

                                      CITIBANK CANADA
                                      Lender



                                      By:   /s/ K. CLINTON GERST
                                         --------------------------------------
                                         Name:  K. Clinton Gerst
                                         Title: Managing Director

                                      DEUTSCHE BANK AG NEW YORK
                                      AND/OR CAYMAN ISLANDS BRANCHES
                                      Lender



                                      By: /s/ JOEL MAKOWSKY
                                         --------------------------------------
                                         Name:  Joel Makowsky
                                         Title: Vice President

                                      CANADIAN IMPERIAL BANK OF
                                      COMMERCE
                                      Lender



                                      By: /s/ JOELLE SCHELLENBERG
                                         --------------------------------------
                                         Name:  Joelle Schellenberg
                                         Title: Director

                                      By: /s/ DAVID J. SWAIN
                                         --------------------------------------
                                         Name:  David J. Swain
                                         Title: Managing Director

                                      ABN AMRO BANK CANADA
                                      Lender




                                      By:   /s/ MARK BOHN
                                         --------------------------------------
                                         Name:  Mark Bohn
                                         Title: Vice President

                                      By:   /s/ ROBERT DUFFIELD
                                         --------------------------------------
                                         Name:  Robert Duffield
                                         Title: Vice President

                                      BAYERISCHE LANDESBANK
                                      GIROZENTRALE, CAYMAN ISLANDS
                                      BRANCH
                                      Lender



                                      By:  /s/  PETER OBERMANN
                                         --------------------------------------
                                         Name:  Peter Obermann
                                         Title: Senior Vice President

                                      By:  /s/  JAMES BOYLE
                                         --------------------------------------
                                         Name:  James Boyle
                                         Title: Vice President

                                      THE FUJI BANK, LIMITED
                                      Lender



                                      By:   /s/  NATE ELLIS
                                         ---------------------------------------
                                         Name:   Nate Ellis
                                         Title:  Senior Vice President & Manager

                                      CREDIT LYONNAIS
                                      Lender



                                      By:    /s/  PHILLIPPE SOUSTRA
                                         --------------------------------------
                                         Name:    Phillippe Soustra
                                         Title:   Senior Vice President

                                      BANK OF TOKYO - MITSUBISHI
                                      (CANADA)
                                      Lender



                                      By:    /s/  DAVIS J. STEWART
                                         --------------------------------------
                                         Name:    Davis J. Stewart
                                         Title:   Vice President

                                                                         ANNEX I

                                 DEFINED TERMS

       "Acquired Debt" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any assets acquired by such specified Person, and any refinancing of the foregoing indebtedness on similar terms, taking into account current market conditions.

       "Adjusted Canadian Dollar Eurodollar Rate" means, for any Canadian Dollar Eurodollar Loan for any Eurodollar Interest Period therefor, the per annum rate equal to the sum of (a) the Applicable Margin plus (b) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Canadian Agent to be equal to the quotient obtained by dividing (i) the Canadian Dollar Eurodollar Rate for such Canadian Dollar Eurodollar Loan for such Eurodollar Interest Period by (ii) 1 minus the Reserve Requirement for such Canadian Dollar Eurodollar Loan for such Interest Period. The Adjusted Canadian Dollar Eurodollar Rate for any Canadian Dollar Eurodollar Loan shall change whenever the Applicable Margin or the Reserve Requirement changes. No Adjusted Canadian Dollar Eurodollar Rate charged by any Person shall ever exceed the Highest Lawful Rate.

       "Adjusted US Dollar Eurodollar Rate" means, for any US Dollar Eurodollar Loan for any Eurodollar Interest Period therefor, the per annum rate equal to the sum of (a) the Applicable Margin plus (b) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by US Agent to be equal to the quotient obtained by dividing (i) the US Dollar Eurodollar Rate for such US Dollar Eurodollar Loan for such Eurodollar Interest Period by (ii) 1 minus the Reserve Requirement for such US Dollar Eurodollar Loan for such Interest Period. The Adjusted US Dollar Eurodollar Rate for any US Dollar Eurodollar Loan shall change whenever the Applicable Margin or the Reserve Requirement changes. No Adjusted US Dollar Eurodollar Rate charged by any Person shall ever exceed the Highest Lawful Rate.

       "Affiliate" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

       (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

       (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

       "Agent-Related Persons" means the US Agent (including Bank of America in its capacity as US LC Issuer and US Swing Lender) and its Affiliates, the Canadian Agent (including Bank of America Canada in its capacity as Canadian LC Issuer and Canadian Swing Lender) and its Affiliates, the Arranger, any successors to US Agent or Canadian Agent appointed in accordance with the Loan Documents, and the officers, directors, employees, agents and attorneys-in-fact of such Persons.

       "Applicable Currency" means (i) when used with respect to any US Loan or US LC Obligations, US Dollars, and (ii) when used with respect to any Canadian Prime Rate Loan, any Canadian Dollar Eurodollar Loan or any Bankers' Acceptance, Canadian Dollars, and (iii) when used with respect to any Canadian Base Rate Loan or an US Dollar Eurodollar Loan made under the Canadian Agreement, US Dollars.

       "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan on Annex II hereof or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to US Agent, Canadian Agent, and Borrowers by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

       "Applicable Margin" means

       (a) when used in the Canadian Agreement on any date and when used in the US Agreement, except with respect to any Tranche B Loan, on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:


               =================================================================
                            Applicable                    Applicable
                           Rating Level                    Margin
               -----------------------------------------------------------------
                             Level I                         24.0
               -----------------------------------------------------------------
                             Level II                        35.0
               -----------------------------------------------------------------
                             Level III                       45.0
               -----------------------------------------------------------------
                             Level IV                        67.5
               -----------------------------------------------------------------
                             Level V                         75.0
               =================================================================


       (b) when used with respect to any Tranche B Loan on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:


               =================================================================
                            Applicable                    Applicable
                           Rating Level                    Margin
               -----------------------------------------------------------------
                             Level I                         26.0
               -----------------------------------------------------------------
                             Level II                        37.5
               -----------------------------------------------------------------
                             Level III                       47.5
               -----------------------------------------------------------------
                             Level IV                        70.0
               -----------------------------------------------------------------
                             Level V                         77.5
               =================================================================

Changes in the Applicable Margin will occur automatically without prior notice as changes in the Applicable Rating Level occur. US Agent will give notice promptly to Borrowers and the Lenders of changes in the Applicable Margin.

       "Applicable Rating Level" means for any day, the highest Rating Level (as such term is defined below in this paragraph) issued by S&P or Moody's (collectively, in this definition called the "Designated Rating Agencies"). As used in this definition, (i) the term "Rating Level" means for any day with respect to any of the Designated Rating Agencies, the rating level described below (or its then equivalent) applicable on such day, issued by such Designated Rating Agency, from time to time, with respect to US Borrower's Long-Term Debt or if such rating is unavailable, equivalents thereof, including counterparty ratings, implied ratings and corporate ratings; (ii) "US Borrower's Long-Term Debt" means senior, unsecured, non-credit enhanced long-term indebtedness for borrowed money of US Borrower, and (iii) "$" means a rating equal to or more favorable than and "<" means a rating less favorable than.


               =================================================================
                     Rating Level          S&P         Moody's
               -----------------------------------------------------------------
                       Level I             $A-           $A3
               -----------------------------------------------------------------
                       Level II            BBB+          Baa1
               -----------------------------------------------------------------
                       Level III           BBB           Baa2
               -----------------------------------------------------------------
                       Level IV            BBB-          Baa3
               -----------------------------------------------------------------
                       Level V             <BBB-         <Baa3
               =================================================================

If any of the Designated Rating Agencies shall not have in effect a rating for US Borrower's Long-Term Debt or if the rating system of any of the Designated Rating Agencies shall change, or if either of the Designated Rating Agencies shall cease to be in the business of rating corporate debt obligations, US Borrower and Required Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such Designated Rating Agency, but until such an agreement shall be reached, the Applicable Rating Level shall be based only upon the rating by the remaining Designated Rating Agency.

       "Arranger" means Banc of America Securities LLC, in its capacity as sole lead arranger and sole book manager.

       "BA Discount Rate" means, in respect of a BA being accepted by a Lender on any date, (i) for a Lender that is listed in Schedule I to the Bank Act (Canada), the average bankers' acceptance rate as quoted on Reuters CDOR page (or such other page as may, from time to time, replace such page on that service for the purpose of displaying quotations for bankers' acceptances accepted by leading Canadian financial institutions) at approximately 10:00 a.m. (Toronto, Ontario time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA (the "CDOR Rate"); or, if such rate is not available at or about such time, the average of the bankers' acceptance rates (expressed to five decimal places) as quoted to the Canadian Agent by the Schedule I BA Reference Banks as of 10:00 a.m. (Toronto, Ontario time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA; and (ii) for a Lender that is listed in Schedule II to the Bank Act (Canada) or a Lender that is listed in
Schedule III to the Bank Act (Canada) that is not subject to the restrictions and requirements referred to in subsection 524 (2) of the Bank Act (Canada), the rate established by the Canadian Agent to be the lesser of (A) the CDOR Rate plus 10 Basis Points; and (B) the average of the bankers' acceptance rates (expressed to five decimal places) as quoted to the Canadian Agent by the
Schedule II BA Reference Banks as of 10:00 a.m. (Toronto, Ontario time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA;

       "Bankers' Acceptance" or "BA" means a Canadian Dollar draft of either Canadian Borrower, for a term selected by such Canadian Borrower of either 30, 60, 90 or 180 days (as reduced or extended by the Lender, acting reasonably, to allow the maturity thereof to fall on a Business Day) payable in Canada.

       "Bank of America" means Bank of America, N.A.

       "Bankruptcy and Insolvency Act (Canada)" means the Bankruptcy and Insolvency Act, S.C. 1992, c. 27, including the regulations made and, from time to time, in force under that Act.

       "Basis Point" means one one-hundredth of one percent (0.01%).

       "Borrower" means any of US Borrower and Canadian Borrowers.

       "Borrowing" means a borrowing of new Loans of a single Type pursuant to
Section 1.2 or a Continuation or Conversion of existing Loans into a single Type (and, in the case of Eurodollar Loans, with the same Interest Period) pursuant to Section 1.3 of the US Agreement or the Canadian Agreement or the acceptance or purchase of Bankers' Acceptances issued by Canadian Borrowers under the Canadian Agreement or the Continuation or Conversion of existing Banker's

Acceptances into Canadian Loans of a single Type in the case of Eurodollar Loans with the same Interest Period pursuant to Section 1.3 of the Canadian Agreement.

       "Borrowing Notice" means a written or telephonic request, or a written confirmation, made by any Borrower which meets the requirements of Section 1.2 of the US Agreement or Section 1.2 of the Canadian Agreement.

       "Business Day" means (a) with respect to the Canadian Agreement, a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in Dallas, Texas and Toronto, Ontario and (b) with respect to the US Agreement, a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in Dallas, Texas. Any Business Day in any way relating to Eurodollar Loans (such as the day on which an Interest Period begins or ends) must also be a day on which, in the judgment of US Agent or Canadian Agent, as applicable, significant transactions in dollars are carried out in the interbank eurocurrency market.

       "Canadian Advances" has the meaning given to such term in Section 1.1(a) of the Canadian Agreement.

       "Canadian Agent" means Bank of America Canada, as administrative agent under the Canadian Agreement, and its successors and assigns in such capacity.

       "Canadian Agreement" means that certain Credit Agreement dated the Closing Date among Canadian Borrowers, Canadian Agent and Lenders, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

       "Canadian Base Rate Loan" means a Canadian Loan which bears interest at the Canadian US Dollar Base Rate.

       "Canadian Borrowers" means Northstar Energy and Devon Energy Canada.

       "Canadian Dollar" or "C$" means the lawful currency of Canada.

       "Canadian Dollar Eurodollar Loan" means a Canadian Loan that bears interest at the Adjusted Canadian Dollar Eurodollar Rate.

       "Canadian Dollar Eurodollar Rate" means, for any Canadian Dollar Eurodollar Loan within a Borrowing and with respect to the related Interest Period therefor, (a) the interest rate per annum (carried out to the fifth decimal place) equal to the rate determined by the Canadian Agent to be the offered rate that appears on the page of the Telerate Screen that displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3740) for deposits in Canadian Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried out to the fifth decimal place) equal to the rate determined by the Canadian Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Canadian Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (c) in the event the rates referenced in the preceding subsections
(a) and (b) are not available, the rate per annum determined by the Canadian Agent as the rate of interest at which deposits in Canadian Dollars (for delivery on the first day of such Interest Period) in same day funds in the approximate amount of the applicable Canadian Dollar Eurodollar Loan and with a term equivalent to such Interest Period would be offered by its London branch to major banks in the offshore Canadian Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

       "Canadian Facility Maturity Date" means the date which is five years and one day after the Conversion Date.

       "Canadian Facility Usage" means, at the time in question, the US Dollar Equivalent of the aggregate amount of Canadian Loans, Canadian LC Obligations, and BA's outstanding at such time.

       "Canadian Guarantor" means US Borrower.

       "Canadian LC Issuer" means Bank of America Canada in its capacity as the issuer of Letters of Credit under the Canadian Agreement, and its successors in such capacity. Canadian Agent may, with the consent of Canadian Borrowers and the Lender in question, appoint any Canadian Resident Lender hereunder as a Canadian LC Issuer in place of or in addition to Bank of America Canada.

       "Canadian LC Obligations" means, at the time in question, the sum of all Matured Canadian LC Obligations plus the maximum amounts which Canadian LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding under the Canadian Agreement.

       "Canadian LC Sublimit" means US $25,000,000.

       "Canadian Lenders" means each signatory to the Canadian Agreement (other than any Borrower), including Bank of America Canada in its capacity as a Canadian Lender and Canadian Swing Lender hereunder, rather than as Canadian Agent and Canadian LC Issuer, and the successors of each such party as holder of a Canadian Note.

       "Canadian Loan Documents" means the Canadian Agreement, the Canadian Notes, the Letters of Credit issued under the Canadian Agreement, the LC Applications related thereto, the BA's, the Guaranty executed by Canadian Guarantor, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

       "Canadian Loans" means the Canadian Revolving Loans, the Canadian Term Loans into which such Canadian Revolving Loans may be converted, the Competitive Bid Loans made under the Canadian Agreement, and the Canadian Swing Loans.

       "Canadian Majority Lenders" means Canadian Lenders whose aggregate Percentage Shares under the Canadian Agreement exceed sixty-six and two thirds percent (66 2/3%).

       "Canadian Maximum Credit Amount" means US $275,000,000 on the Closing Date, as increased or decreased thereafter pursuant to Section 1.9 of the US Credit Agreement or Section 1.12 of the Canadian Agreement, but in no event greater than $375,000,000 or less than $175,000,000, or the Canadian Dollar Exchange Equivalent.

       "Canadian Notes" means each Lender's "Canadian Note", as defined in
Section 1.1(a) of the Canadian Agreement, the Competitive Bid Notes issued under the Canadian Agreement, and the Canadian Swing Notes.

       "Canadian Obligations" means all Liabilities from time to time owing by Canadian Borrowers to any Lender Party under or pursuant to any of the Canadian Loan Documents, including all Canadian LC Obligations owing thereunder. "Canadian Obligation" means any part of the Canadian Obligations.

       "Canadian Prime Rate" means on any day a fluctuating rate of interest per annum equal to the higher of (i) the rate of interest per annum most recently announced by Bank of America Canada as its reference rate for Canadian Dollar commercial loans made to a Person in Canada; and (ii) Bank of America Canada's Discount Rate for Bankers' Acceptances having a maturity of thirty days plus the Applicable Margin. No Canadian Prime Rate charged by any Person shall ever exceed the Highest Lawful Rate.

       "Canadian Prime Rate Loan" means a Canadian Loan that bears interest at the Canadian Prime Rate.

       "Canadian Re-allocation" has the meaning given it in Section 1.9 of the US Agreement.

       "Canadian Required Lenders" means Canadian Lenders whose aggregate Percentage Shares under the Canadian Agreement exceed fifty percent (50%).

       "Canadian Resident Lender" means each Lender identified as such on Annex II to the Canadian Agreement or any Assignment and Acceptance executed by a new Lender, each being a Person that is not a non-resident of Canada for the purposes of the Income Tax Act (Canada).

       "Canadian Revolving Loans" has the meaning given it in Section 1.1(a) of the Canadian Agreement.

       "Canadian Revolving Period" means the period from and including the Closing Date until the Conversion Date (or, if earlier, the day on which the obligations of Lenders to make Canadian Loans or the obligations of Canadian LC Issuer to issue Letters of Credit under the Canadian Agreement have been terminated or the Canadian Notes first become due and payable in full).

       "Canadian Swing Lender" means Bank of America Canada, in its individual capacity.

       "Canadian Swing Loans" has the meaning given it in Section 1.1(b) of the Canadian Agreement.

       "Canadian Swing Notes" has the meaning given it in Section 1.1(b) of the Canadian Agreement.

       "Canadian Swing Rate" means on any day a fluctuating rate of interest per annum established from time to time by Bank of America Canada as its money market rate, which rate may not be the lowest rate of interest charged by Bank of America Canada to its customers, plus the Applicable Margin. The Canadian Swing Rate shall never exceed the Highest Lawful Rate.

       "Canadian Swing Sublimit" means US $25,000,000.

       "Canadian Term Loan" has the meaning given it in Section 1.7 of the Canadian Agreement.

       "Canadian Term Period" means the period from and including the day immediately following the Conversion Date until and including the Canadian Facility Maturity Date.

       "Canadian US Dollar Base Rate" means for a day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the rate of interest per annum most recently established by Bank of America Canada as its reference rate for US Dollar commercial loans made to a Person in Canada. Any change in the Canadian US Dollar Base Rate due to a change in the Bank of America Canada's reference rate shall be effective on the effective date of such change. No Canadian US Dollar Base Rate charged by any Person shall ever exceed the Highest Lawful Rate.

       "Cash Equivalents" means Investments in:

       (a) marketable obligations, maturing within twelve months after acquisition thereof, issued or unconditionally guaranteed by Canada or the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of Canada or the United States of America, as applicable;

       (b) demand deposits, and time deposits (including certificates of deposit) maturing within twelve months from the date of deposit thereof, with a domestic office (1) of US Agent or Canadian Agent or any Lender, or (2) of any bank or trust company organized under the laws of Canada or the United States of America or any Province or State therein, provided that (x) the full amount of each such deposit in such bank or trust company is insured by the Federal Deposit Insurance Corporation if applicable, or (y) such bank or trust company has capital, surplus and undivided profits aggregating at least US $50,000,000, and

       (c) (1) publicly traded debt securities with an original term of 270 days or less or (2) interest bearing securities issued to the public by banks, associated entities or similar institutions, which can be put to the issuer at the investor's unconditional option within one month after acquisition, so long as in each case such securities have a credit rating of at least A-1 from S&P or P-1 from Moody's or A-1 [low] from CBRS or R-1 [low] from DBRS.

       "CBRS" means CBRS Inc., or its successor.

       "Change of Control" means the occurrence of either of the following events: (i) any Person (or syndicate or group of Persons which is deemed a "person" for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) acquires more than fifty percent (50%) of the outstanding stock of US Borrower having ordinary voting power (disregarding changes in voting power based on the occurrence of contingencies) for the election of directors, or (ii) during any period of twelve successive months a majority of the Persons who were directors of US Borrower at the beginning of such period cease to be directors of US Borrower, unless such cessation relates to a voluntary reduction by US Borrower of the number of directors that comprise the board of directors of US Borrower.

       "Closing Date" means August 29, 2000.

       "Companies' Creditors Arrangement Act (Canada)" means the Companies' Creditors Arrangement Act, R.S.C. 1985, c. C-36, including the regulations made and from time to time in force under that Act.

       "Competitive Bid" means (i) with respect to the US Agreement, a response from any Lender to an Invitation to Bid, substantially in the form of Exhibit J to the US Agreement and (ii) with respect to the Canadian Agreement, a response from any Canadian Resident Lender to an Invitation to Bid, substantially in the form of Exhibit K to the Canadian Agreement.

       "Competitive Bid Accept/Reject Letter" means (i) with respect to the US Agreement, a notice sent by US Borrower to US Agent, substantially in the form of Exhibit K to the US Agreement, indicating its acceptance or rejection of Competitive Bids from various Lenders and (ii) with respect to the Canadian Agreement, a notice sent by the applicable Canadian Borrower to Canadian Agent, substantially in the form of Exhibit L to the Canadian Agreement, indicating its acceptance or rejection of Competitive Bids from various Lenders.

       "Competitive Bid Interest Period" means, with respect to any Competitive Bid Loan, a period from one day to one hundred eighty days as specified in the Competitive Bid applicable thereto.

       "Competitive Bid Loan" means (i) with respect to the US Agreement, a loan from a Lender to US Borrower pursuant to the bidding procedure described in
Section 1.7 of the US Agreement and (ii) with respect to the Canadian Agreement, a loan from a Canadian Resident Lender to the applicable Canadian Borrower pursuant to the bidding procedure described in Section 1.9 of the Canadian Agreement.

       "Competitive Bid Note" (i) with respect to the US Agreement, a "Competitive Bid Note" as defined in Section 1.7 of the US Agreement and (ii) with respect to the Canadian Agreement, a "Competitive Bid Note" as defined in
Section 1.9 of the Canadian Agreement.

       "Competitive Bid Rate" means, for any Competitive Bid Loan, the fixed rate at which such Lender is willing to make such Competitive Bid Loan indicated in its Competitive Bid. The Competitive Bid Rate shall in no event, however, exceed the Highest Lawful Rate.

       "Competitive Bid Request" means (i) with respect to the US Agreement, a request by US Borrower in the form of Exhibit H to the US Agreement for Lenders to submit Competitive Bids and (ii) with respect to the Canadian Agreement, a request by the applicable Canadian Borrower in the form of Exhibit I to the Canadian Agreement for Canadian Resident Lenders to submit Competitive Bids.

       "Consolidated" refers to the consolidation of any Person, in accordance with US GAAP, with its properly consolidated subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated subsidiaries.

       "Consolidated Assets" means the total assets of US Borrower and its Restricted Subsidiaries which would be shown as assets on a Consolidated balance sheet of US Borrower and its Restricted Subsidiaries prepared in accordance with US GAAP, after eliminating all amounts properly attributable to minority interest, if any, in the stock and surplus of the Restricted Subsidiaries.

       "Continuation" (i) as used in the US Agreement shall refer to the continuation pursuant to Section 1.3 thereof of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period and (ii) as used in the Canadian Agreement shall refer to the continuation pursuant to
Section 1.3 thereof of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period or a rollover of a Banker's Acceptance at maturity.

       "Continuation/Conversion Notice" means (i) with respect to the US Agreement, a written or telephonic request, or a written confirmation, made by Borrower which meets the requirements of Section 1.3 of the US Agreement, and
(ii) with respect to the Canadian Agreement, a written or telephonic request, or a written confirmation, made by the applicable Canadian Borrower which meets the requirements of Section 1.3 of the Canadian Agreement.

       "Conversion" (i) as used in the US Agreement shall refer to a conversion pursuant to Section 1.3 or Article III of one Type of US Loan into another Type of US Loan and (ii) as used in the Canadian Agreement shall refer to a conversion pursuant to Section 1.3 or Article III of one Type of Canadian Advance into another Type of Canadian Advance.

       "Conversion Date" means the date which is 364 days after the Closing Date, or such later day to which the Conversion Date is extended pursuant to
Section 1.6 of the Canadian Agreement.

       "DBRS" means Dominion Bond Rating Service Limited, or its successor.

       "Default" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

       "Default Rate" means at the time in question (i) with respect to any US Base Rate Loan, the rate two percent (2%) per annum above the US Base Rate then in effect, (ii) with respect to any US Dollar Eurodollar Loan, the rate two percent (2%) per annum above the Adjusted US Dollar Eurodollar Rate then in effect for such Loan, (iii) with respect to any Canadian Prime Rate Loan, the rate two percent (2%) per annum above the Canadian Prime Rate then in effect for such Loan, (iv) with respect to any Canadian Base Rate Loan, the rate two percent (2%) per annum above the Canadian US Dollar Base Rate then in effect for such Loan, (v) with respect to any Canadian Dollar Eurodollar Loan, the rate two percent (2%) per annum above the Adjusted Canadian Dollar Eurodollar Rate then in effect for such Loan; (vi) with respect to any Competitive Bid Loan, the rate two percent (2%) per annum above the Competitive Bid Rate then in effect for such Loan; (vii) with respect to any US Swing Loan, the rate two percent (2%) per annum above the US Swing Rate then in effect for such Loan; and (viii) with respect to any Canadian Swing Loan, the rate two percent (2%) per annum above the Canadian Swing Rate then in effect for such Loan. No Default Rate charged by any Person shall ever exceed the Highest Lawful Rate.

       "Depository Bills and Notes Act (Canada)" means the Depository Bills and Notes Act (Canada), R.S.C. 1998, c. 13, including the regulations made and, from time to time, in force under that Act.

       "Devon Energy Canada" means Devon Energy Canada Corporation, a Canadian corporation organized under the laws of Alberta.

       "Devon Nevada" means Devon Energy Corporation (Nevada), a Nevada corporation.

       "Devon Oklahoma" means Devon Energy Corporation (Oklahoma), an Oklahoma corporation, formerly known as Devon Energy Corporation, an Oklahoma corporation.

       "Devon SFS" means Santa Fe Snyder Corporation, a Delaware corporation into which Devon Merger Co. has been merged (with Santa Fe Snyder Corporation being the survivor, becoming a wholly-owned Subsidiary of US Borrower and changing its name to Devon SFS Operating, Inc.).

       "Disclosure Schedule" means (i) with respect to the US Agreement,
Schedule 1 thereto, and (ii) with respect to the Canadian Agreement, Schedule 1 thereto.

       "Discount Proceeds" means, in respect of each Bankers' Acceptance, funds in an amount which is equal to:

       Face Amount
       -----------
       1 + (Rate x Term)
           ------------
               365

(where "Face Amount" is the principal amount of the Bankers' Acceptance being purchased, "Rate" is the BA Discount Rate divided by 100 and "Term" is the number of days in the term of the Bankers' Acceptance.)

       "Distribution" means (a) any dividend or other distribution made by a Restricted Person on or in respect of any stock, partnership interest, or other equity interest in such Restricted Person (including any option or warrant to buy such an equity interest), or (b) any payment made by a Restricted Person to purchase, redeem, acquire or retire any stock, partnership interest, or other equity interest in such Restricted Person (including any such option or warrant).

       "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" below its name on Annex II to the Canadian Agreement or the US Agreement, or such other office as such Lender may from time to time specify to any Borrower and US Agent; with respect to LC Issuer, the office, branch, or agency through which it issues Letters of Credit; and, with respect to US Agent, the office, branch, or agency through which it administers this Agreement.

       "Eligible Transferee" means a Person which either (a) is a Lender or an Affiliate of a Lender, (b) an Approved Fund or (c) is consented to as an Eligible Transferee by US Agent or Canadian Agent, as applicable, and, so long as no Default or Event of Default is continuing, by the Borrowers, in each case which consent will not be unreasonably withheld; provided that the Borrowers' consent shall not be required for a Person to be an "Eligible Transferee" for purposes of Section 10.6(d) of the US Agreement and Section 10.6(d) of the Canadian Agreement. As used in this definition, "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, and "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

       "Environmental Laws" means any and all Laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

       "ERISA Affiliate" means US Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with US Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

       "ERISA Plan" means any employee pension benefit plan subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Restricted Person has a fixed or contingent liability.

       "Eurodollar Interest Period" means, with respect to each particular Eurodollar Loan in a Borrowing, the period specified in the Borrowing Notice or Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Borrowing Notice or Continuation/Conversion Notice (which must be a Business Day), and ending one, two, three, or six months thereafter, as the applicable Borrower may elect in such notice; provided that:
(a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period which begins on the last Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day in a calendar month; and (c) notwithstanding the foregoing, any Interest Period which would otherwise end after the last day of the US Facility Commitment Period or the Canadian Revolving Period shall end on the last day of the US Facility Commitment Period or the Canadian Revolving Period (or, if the last day of such period is not a Business Day, on the next preceding Business Day).

       "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" below its name on Annex II to the Canadian Agreement or the US Agreement (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to Borrowers, Canadian Agent, and US Agent.

       "Eurodollar Loan" means any Canadian Dollar Eurodollar Loan and any US Dollar Eurodollar Loan.

       "Event of Default" means (i) with respect to the US Agreement the meaning given to such term in Section 8.1 thereof and (ii) with respect to the Canadian Agreement the meaning given to such term in Section 8.1 thereof.

       "Exchange Equivalent" in respect of one currency (the "Original Currency"), being Canadian Dollars or U.S. Dollars, as the case may be, means, at the date of determination, the amount of currency expressed in the other such currency necessary to purchase, based on the Noon Rate on such date, the specified amount of the Original Currency on such date.

       "Existing Canadian Agreement" means that certain Canadian Credit Agreement dated as of October 15, 1999 among Canadian Borrowers, Canadian Agent, and certain lenders named therein.

       "Existing Santa Fe Snyder Agreement" means those two certain Credit Agreements dated as of May 5, 1999 by and among Santa Fe Snyder Corporation, The Chase Manhattan Bank, as administrative agent, and the lenders party thereto.

       "Existing US Agreement" means that certain US Credit Agreement dated as of October 15, 1999 among Devon Oklahoma, US Agent, and certain lenders named therein.

       "Facility Fee Rate" means, on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:


                    ==========================================================
                            Applicable                    Applicable
                           Rating Level                Facility Fee Rate
                    ----------------------------------------------------------
                             Level I                         11.0
                    ----------------------------------------------------------
                             Level II                        12.5
                    ----------------------------------------------------------
                             Level III                       15.0
                    ----------------------------------------------------------
                             Level IV                        17.5
                    ----------------------------------------------------------
                             Level V                         25.0
                    ==========================================================


       "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of Dallas, Texas on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to US Agent on such day on such transactions as determined by US Agent.

       "Fiscal Quarter" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

       "Fiscal Year" means a twelve-month period ending on December 31 of any year.

       "Governmental Authority" means any domestic or foreign, national, federal, provincial, state, municipal or other local government or body and any division, agency, ministry, commission, board or authority or any quasi-governmental or private body exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing, and any domestic, foreign or international judicial, quasi-judicial, arbitration or administrative court, tribunal, commission, board or panel acting under the authority of any of the foregoing.

       "Hazardous Materials" means any substances regulated under any Environmental Law, whether as pollutants, contaminants, or chemicals, or as industrial, toxic or hazardous substances or wastes, or otherwise.

       "Hedging Contract" means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.

       "Highest Lawful Rate" means, with respect to each Lender Party to whom Obligations are owed, the maximum nonusurious rate of interest that such Lender Party is permitted under applicable Law to contract for, take, charge, or receive with respect to such Obligations. All determinations herein of the Highest Lawful Rate, or of any interest rate determined by reference to the Highest Lawful Rate, shall be made separately for each Lender Party as appropriate to assure that the Loan Documents are not construed to obligate any Person to pay interest to any Lender Party at a rate in excess of the Highest Lawful Rate applicable to such Lender Party.

       "Income Tax Act (Canada)" means the Income Tax Act, S.C. 1970-71-72, c. 63, including the regulations made and, from time to time, in force under that Act.

       "Indebtedness" of any Person means Liabilities in any of the following categories:

       (a)     Liabilities for borrowed money,

       (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services, other than customary payment terms taken in the ordinary course of such Person's business,

       (c) Liabilities evidenced by a bond, debenture, note or similar instrument;

       (d) Liabilities arising under conditional sales or other title retention agreements or under leases capitalized in accordance with US GAAP, but excluding customary oil, gas or mineral leases and operating leases,

       (e) Liabilities with respect to payments received in consideration of oil, gas, or other minerals yet to be acquired or produced at the time of payment (including obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment);

       (f)    Liabilities under Hedging Contracts,

       (g) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor, or

       (h) Liabilities under direct or indirect guaranties of Liabilities of any Person or constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Indebtedness of the types described in paragraphs (a) through
              (g) above of any Person (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase debt, assets, goods, securities or services, but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection), provided, however, that the "Indebtedness" of any Person shall not include Liabilities that were incurred by such Person on ordinary trade terms to vendors, suppliers, or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 90 days past the original invoice or billing date therefor. Any Indebtedness owed by a partnership shall be deemed Indebtedness of any partner in such partnership to the extent such partner has any liability of any kind therefor.

       "Initial Financial Statements" means (i) the audited annual Consolidated financial statements of US Borrower dated as of December 31, 1999, (ii) the unaudited quarterly Consolidated financial statements of US Borrower dated as of June 30, 2000, (iii) the audited annual Consolidated financial statements of Santa Fe Snyder Corporation dated as of December 31, 1999, and (iv) the unaudited quarterly Consolidated financial statements of Santa Fe Snyder Corporation dated as of June 30, 2000.

       "Interest Act (Canada)" means the Interest Act, R.S.C. 1985, c. I-15, including the regulations made and, from time to time, in force under that Act.

       "Interest Payment Date" means (a) with respect to each US Base Rate Loan, Canadian US Dollar Base Rate Loan, Canadian Prime Rate Loan, Canadian Swing Loan, and US Swing Loan the last day of each March, June, September and December beginning September 30, 2000, and (b) with respect to each Eurodollar Loan, the last day of the Eurodollar Interest Period that is applicable thereto and, if such Eurodollar Interest Period is six months in length, the date specified by US Agent which is approximately three months after such Eurodollar Interest Period begins; provided that the last day of each calendar month shall also be an Interest Payment Date for each such Loan so long as any Event of Default exists under Section 8.1 (a) or (b).

       "Interest Period" means (i) with respect to any Eurodollar Loan, the related Eurodollar Interest Period and (ii) with respect to any Competitive Bid Loan, the related Competitive Bid Interest Period.

       "Internal Revenue Code" means the United States Internal Revenue Code of 1986, as amended from time to time and any successor statute or statutes.

       "Investment" means any investment made directly or indirectly, in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property, or by any other means.

       "Invitation to Bid" means (i) with respect to the US Agreement, an invitation by US Agent to each Lender, substantially in the form of Exhibit I thereto, inviting such Lender to submit Competitive Bids in response to a Competitive Bid Request under the US Agreement, and (ii) with respect to the Canadian Agreement, an invitation by Canadian Agent to each Lender, substantially in the form of Exhibit J thereto, inviting such Lender to submit Competitive Bids in response to a Competitive Bid Request under the Canadian Agreement.

       "Judgment Interest Act (Alberta)" means the Judgment Interest Act, S.A. 1984 c. J-O.5, including the regulations made and, from time to time, in force under that Act.

       "Law" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or Canada or any state, province or political subdivision thereof or of any foreign country or any department, province or other political subdivision thereof.

       "LC Application" means any application for a Letter of Credit hereafter made by any Borrower to US LC Issuer or Canadian LC Issuer.

       "LC Collateral" (i) as used in the US Agreement, has the meaning given to such term in Section 2.6 of the US Agreement and (ii) as used in the Canadian Agreement, has the meaning given such term in Section 2.11 of the Canadian Agreement.

       "Lender Parties" means US Agent, US LC Issuer, Canadian Agent, Canadian LC Issuer, and all Lenders.

       "Lenders" means, collectively, the US Lenders and the Canadian Lenders.

       "Lenders Schedule" means Annex II to the US Agreement and Annex II to the Canadian Agreement which are the same.

       "Letter of Credit" means any letter of credit issued by US LC Issuer under the US Agreement or the Existing US Agreement or by Canadian LC Issuer under the Canadian Agreement or the Existing Canadian Agreement at the application of any Borrower.

       "Liabilities" means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to US GAAP.

       "Lien" means, with respect to any property or assets, any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by Law or agreement or otherwise, but excluding any right of offset. "Lien" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

       "Loan Documents" means, collectively, the Canadian Loan Documents and the US Loan Documents.

       "Loans" means, collectively, the Canadian Loans and the US Loans.

       "Majority Lenders" means, collectively, US Majority Lenders and Canadian Majority Lenders.

       "Material Adverse Effect" means any event which would reasonably be expected to have a material and adverse effect upon (a) US Borrower's Consolidated financial condition, (b) US Borrower's Consolidated operations, properties or prospects, considered as a whole, (c) US Borrower's ability to timely pay the Obligations, or (d) the enforceability of the material terms of any Loan Documents.

       "Matured Canadian LC Obligations" means all amounts paid by Canadian LC Issuer on drafts or demands for payment drawn or made under or purported to be under any Letter of Credit issued under the Canadian Agreement and all other amounts due and owing to Canadian LC Issuer under any LC Application for any such Letter of Credit, to the extent the same have not been repaid to Canadian LC Issuer (with the proceeds of Loans or otherwise).

       "Matured US LC Obligations" means all amounts paid by US LC Issuer on drafts or demands for payment drawn or made under or purported to be under any Letter of Credit issued under the US Agreement and all other amounts due and owing to US LC Issuer under any LC Application for any such Letter of Credit, to the extent the same have not been repaid to US LC Issuer (with the proceeds of Loans or otherwise).

       "Maximum Canadian Drawing Amount" means at the time in question the sum of the maximum amounts which Canadian LC Issuer might then or thereafter be called upon to advance under all Letters of Credit issued pursuant to the Canadian Agreement which are then outstanding.

       "Maximum US Drawing Amount" means at the time in question the sum of the maximum amounts which US LC Issuer might then or thereafter be called upon to advance under all Letters of Credit issued pursuant to the US Agreement which are then outstanding.

       "Moody's" means Moody's Investor Service, Inc., or its successor.

       "Net Proceeds" means with respect to any Bankers' Acceptance, the Discount Proceeds less the amount equal to the applicable Stamping Fee Rate multiplied by the face amount of such Bankers' Acceptance.

       "Non-resident Lender" means any Lender which is not a Canadian Resident Lender, and shall initially mean each Lender identified as such on Annex II to the Canadian Agreement or thereafter on any Assignment and Acceptance.

       "Noon Rate" means, in relation to the conversion of one currency into another currency, the rate of exchange for such conversion as quoted by the Bank of Canada (or, if not so quoted, the spot rate of exchange quoted for wholesale transactions made by Canadian Agent at Toronto, Ontario at approximately noon (Toronto, Ontario local time)).

       "Northstar Energy" means Northstar Energy Corporation, an Alberta corporation.

       "Notes" mean, collectively, the Canadian Notes and the US Notes.

       "Obligations" means, collectively, the US Obligations and the Canadian Obligations.

       "Offer of Extension" means (a) with respect to the Canadian Agreement, a written offer by Canadian Agent, for and on behalf of Required Lenders, to Canadian Borrowers to extend the Canadian Facility Revolving Period to a date 364 days from acceptance by Canadian Borrowers of such offer, and setting forth, if applicable, the terms and conditions on which such extension is offered by the Lenders and as may be accepted by Canadian Borrowers, and (b) with respect to the US Agreement, a written offer by US Agent, for and on behalf of Required Lenders, to US Borrower to extend the Tranche B Revolving Period to a date 364 days from acceptance by US Borrower of such offer, and setting forth, if applicable, the terms and conditions on which such extension is offered by the Lenders and as may be accepted by US Borrower.

       "PennzEnergy Debentures" means the following Debentures of PennzEnergy Company, which were issued prior to the merger of PennzEnergy Company with and into US Borrower:

       (a) 10.125% Debentures due November 15, 2009 in the aggregate principal amount of US $200,000,000;

       (b) 10.25% Debentures due November 1, 2005 in the aggregate principal amount of US $250,000,000;

       (c)    the PennzEnergy Exchangeable Debentures.

       "PennzEnergy Exchangeable Debentures" means the following Exchangeable Debentures of PennzEnergy Company, which were issued prior to the merger of PennzEnergy Company with and into US Borrower:

       (a) 4.90% Exchangeable Senior Debentures due August 15, 2008 in the aggregate principal amount of US $443,807,000; and

       (b) 4.95% Exchangeable Senior Debentures due August 15, 2008 in the aggregate principal amount of US $316,506,000.

       "Percentage Share" means

       (a)    under the US Agreement with respect to any Lender (i) when used in
              Article I of the US Agreement except when used in Section 1.5(d) thereof with respect to utilization fees, or in Article II of the US Agreement prior to the Tranche B Conversion Date, in any Borrowing Notice thereunder or when no US Loans are outstanding, the percentage set forth opposite such Lender's name on the Lenders Schedule as modified by assignments of a Lender's rights and obligations under the US Agreement made by or to such Lender in accordance with the terms of the US Agreement, and (ii) when used otherwise, the percentage obtained by dividing (x) the sum of the unpaid principal balance of such Lender's US Loans and such Lender's Percentage Share of the US LC Obligations, by (y) the sum of the aggregate unpaid principal balance of all US Loans at such time plus the aggregate amount of all US LC Obligations outstanding at such time; and

       (b) under the Canadian Agreement with respect to any Lender (i) when used in Article I of the Canadian Agreement except when used in
              Section 1.5(c) thereof with respect to utilization fees, in
              Article II of the Canadian Agreement prior to the Conversion Date, in any Borrowing Notice thereunder or when no Canadian Advances are outstanding, the percentage set forth opposite such Lender's name on the Lenders Schedule as modified by assignments of a Lender's rights and obligations under the Canadian Agreement made by or to such Lender in accordance with the terms of the Canadian Agreement, and (ii) when used otherwise, the percentage obtained by dividing (x) the sum of the unpaid principal balance of such Lender's Canadian Advances and such Lender's Percentage Share of the Canadian LC Obligations, by (y) the sum of the aggregate unpaid principal balance of all Canadian Advances at such time plus the aggregate amount of all Canadian LC Obligations outstanding at such time.

       "Permitted Distribution" means (i) any Distribution made by any Restricted Person that is payable only in common stock of such Restricted Person, and (ii) any other Distribution made by any Restricted Person to US Borrower, Canadian Borrower or to any other Restricted Person that is a wholly-owned Subsidiary of US Borrower.

       "Permitted Investments" means (a) Cash Equivalents, (b) Investments in Restricted Subsidiaries that are wholly-owned by US Borrower and in Canadian Borrowers, and (c) US Borrower's Investments in Thunder Creek Gas Services L.L.C. and Sage Creek Gas Processors, L.L.C., which are limited liability companies involved in the methane gas and conventional gas production and development in the Powder River basin of central Wyoming and are owned by a Subsidiary of US Borrower and other industry partners (US Borrower will include its pro rata share of these entities in its Consolidated financial statements),
(d) payments made for the purchase of oil and gas assets, leaseholds and associated facilities and/or the purchase of equity interests in entities involved in the oil and gas industry, all in accordance with US Borrower's normal business practices; provided that no Default shall exist before or after any such acquisition or Investment, and (e) Investments in any Person, so long as such Person becomes a Restricted Subsidiary of US Borrower within one year after the date such Investment is made.

       "Permitted Liens" means:

       (a) Liens for taxes, assessments or governmental charges which are not due or delinquent, or the validity of which US Borrower or any Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

       (b) the Lien of any judgment rendered, or claim filed, against US Borrower or any Restricted Subsidiary which does not constitute an Event of Default and which US Borrower or any such Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

       (c) Liens, privileges or other charges imposed or permitted by law such as statutory liens and deemed trusts, carriers' liens, builders' liens, materialmens' liens and other liens, privileges or other charges of a similar nature which relate to obligations not due or delinquent, including any lien or trust arising in connection with workers' compensation, unemployment insurance, pension, employment and similar laws or regulations;

       (d) Liens arising in the ordinary course of and incidental to construction, maintenance or current operations which have not been filed pursuant to law against US Borrower or any Restricted Subsidiary or in respect of which no steps or proceedings to enforce such lien have been initiated or which relate to obligations which are not due or delinquent or if due or delinquent, which US Borrower or such Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

       (e) Liens incurred or created in the ordinary course of business and in accordance with sound oil and gas industry practice in respect of the exploration, development or operation of oil and gas properties or related production or processing facilities or the transmission of petroleum substances as security in favor of any other Person conducting the exploration, development, operation or transmission of the property to which such Liens relate, for US Borrower's or any of its Restricted Subsidiaries' portion of the costs and expenses of such exploration, development, operation or transmission, provided that such costs or expenses are not due or delinquent or, if due or delinquent, which US Borrower or such Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

       (f) overriding royalty interests, net profit interests, reversionary interests and carried interests or other similar burdens on production in respect of US Borrower's or any of its Restricted Subsidiaries' oil and gas properties that are entered into with or granted to arm's length third parties in the ordinary course of business and in accordance with sound oil and gas industry practice in the area of operation;

       (g) Liens for penalties arising under non-participation provisions of operating agreements in respect of US Borrower's or any of its Restricted Subsidiaries' oil and gas properties if such Liens do not materially detract from the value of any material part of the property of US Borrower and its Subsidiaries taken as a whole;

       (h) easements, rights-of-way, servitudes, zoning or other similar rights or restrictions in respect of land held by US Borrower or any Restricted Subsidiary (including, without limitation, rights-of-way and servitudes for railways, sewers, drains, pipe lines, gas and water mains, electric light and power and telephone or telegraph or cable television conduits, poles, wires and cables) which, either alone or in the aggregate, do not materially detract from the value of such land or materially impair its use in the operation of the business of US Borrower and its Restricted Subsidiaries taken as a whole;

       (i) security given by US Borrower or any Restricted Subsidiary to a public utility or any Governmental Authority when required by such public utility or Governmental Authority in the ordinary course of the business of US Borrower or any Restricted

              Subsidiary in connection with operations of US Borrower or any Restricted Subsidiary if such security does not, either alone or in the aggregate, materially detract from the value of any material part of the property of US Borrower and its Restricted Subsidiaries taken as a whole;

       (j) the right reserved to or vested in any Governmental Authority by the terms of any lease, license, grant or permit or by any statutory or regulatory provision to terminate any such lease, license, grant or permit or to require annual or other periodic payments as a condition of the continuance thereof;

       (k) all reservations in the original grant of any lands and premises or any interests therein and all statutory exceptions, qualifications and reservations in respect of title;

       (l) any Lien from time to time disclosed by US Borrower or any Restricted Subsidiary to the US Agent or the Canadian Agent and which is consented to by the Majority Lenders;

       (m) any right of first refusal in favor of any Person granted in the ordinary course of business with respect to all or any of the oil and gas properties of US Borrower or any Restricted Subsidiary;

       (n) Liens on cash or marketable securities of US Borrower or any Restricted Subsidiary granted in connection with any Hedging Contract permitted under the US Agreement;

       (o) Liens in respect of Indebtedness permitted by Sections 7.1(b), 7.1(g) and 7.1(j);

       (p) Liens in favor of the US Agent or the Canadian Agent for the benefit of the Lender Parties;

       (q) Liens to collateralize moneys held in a cash collateral account by a lender in respect of the prepayment of bankers' acceptances, letters of credit or similar obligations accepted or issued by such lender but only if at the time of such prepayment no default or event of default has occurred and is continuing under the credit facility pursuant to which the bankers' acceptances or letters of credit have been accepted or issued;

       (r) purchase money Liens upon or in any tangible personal property and fixtures (including real property surface rights upon which such fixtures are located and contractual rights and receivables relating to such property) acquired by US Borrower or a Restricted Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property, including any Liens existing on such property at the time of its acquisition (other than any such Lien created in contemplation of any such acquisition);

       (s) the rights of buyers under production sale contracts related to US Borrower's or a Restricted Subsidiary's share of petroleum substances entered into in the ordinary course of business, provided that the contracts create no rights (including any Lien) in favor of the buyer or any other Person in, to or over any reserves of petroleum substances or other assets of US Borrower or a Restricted Subsidiary, other than a dedication of reserves (not by way of Lien or absolute assignment) on usual industry terms;

       (t) Liens arising in respect of operating leases of personal property under which Canadian Borrowers or any of their Subsidiaries are lessees;

       (u) Liens on property of a Person existing at the time such Person becomes a Restricted Subsidiary, is merged into or consolidated with US Borrower or any of its Subsidiaries; provided, such Liens were in existence prior to the contemplation of such stock acquisition, merger or consolidation and do not extend to any assets other than those of the Person so acquired or merged into or consolidated with US Borrower or any of its Subsidiaries.

       (v) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the preceding paragraphs (a) to (u) inclusive of this definition, so long as any such extension, renewal or replacement of such Lien is limited to all or any part of the same property that secured the Lien extended, renewed or replaced (plus improvements on such property), the indebtedness or obligation secured thereby is not increased and such Lien is otherwise permitted by the applicable section above;

       (w) in addition to Liens permitted by clauses (a) through (v) above, Liens on property or assets if the aggregate Indebtedness secured thereby does not exceed US $50,000,000.

provided that nothing in this definition shall in and of itself constitute or be deemed to constitute an agreement or acknowledgment by the US Agent or the Canadian Agent or any Lender that the Indebtedness subject to or secured by any such Permitted Lien ranks (apart from the effect of any Lien included in or inherent in any such Permitted Liens) in priority to the Obligations;

       "Person" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal, or any other legally recognizable entity.

       "Rating Agency" means any of S & P or Moody's, or their respective successors.

       "Re-allocations" means, collectively, all US Re-allocations and all Canadian Re-allocations

       "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

       "Request for an Offer of Extension" means (a) with respect to the Canadian Agreement, a written request made by Canadian Borrowers to the Lenders to have Required Lenders issue an offer to Canadian Borrowers extending the Canadian Revolving Period for a further 364 days, and (b) with respect to the US Agreement, a written request made by US Borrower to the Lenders to have Required Lenders issue an offer to US Borrower extending the Tranche B Revolving Period for a further 364 days.

       "Required Lenders" means, collectively, US Required Lenders and Canadian Required Lenders.

       "Reserve Requirement" means, at any time, the maximum rate at which reserves (including any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System of the United States of America (or any successor) by member banks of such Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to
(a) any category of liabilities which includes deposits by reference to which the Adjusted US Dollar Eurodollar Rate or the Adjusted Canadian Dollar Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include US Dollar Eurodollar Loans or Canadian Dollar Eurodollar Loans.

       "Restricted Distribution" means any Distribution that is not a Permitted Distribution.

       "Restricted Investment" means any Investment that is not a Permitted Investment.

       "Restricted Payments" means, collectively, all Restricted Distributions and all Restricted Investments.

       "Restricted Person" means any of US Borrower and each Restricted Subsidiary.

       "Restricted Subsidiary" means each Canadian Borrower, Devon Oklahoma, Devon SFS and any other Subsidiary of US Borrower that is not an Unrestricted Subsidiary.

       "S & P" means Standard & Poor's Ratings Services (a division of McGraw Hill Companies, Inc.), or its successor.

       "Santa Fe Snyder Indentures" means the following Indentures of Devon SFS:

       (a) Indenture dated as of June 1, 1999 between Devon SFS and The Bank of New York, as Trustee;

       (b) First Supplemental Indenture dated as of June 14, 1999 between Devon SFS and The Bank of New York as Trustee, including the form of .05% Senior Note Due 2004;

       (c) Indenture dated as of June 10, 1997 between Devon SFS and Texas Commerce Bank National Association, as Trustee;

       (d) First Supplemental Indenture dated as of June 10, 1997 between Devon SFS and Texas Commerce Bank National Association Trustee; and

       (e) Second Supplemental Indenture dated as of June 10, 1997 between Devon SFS and Texas Commerce Bank National Association.

       "Schedule I BA Reference Banks" means the Lenders listed in Schedule I to the Bank Act (Canada) as are, at such time, designated by Canadian Agent, with the prior consent of Canadian Borrowers (acting reasonably), as the Schedule I BA Reference Banks.

       "Schedule II BA Reference Banks" means the Lenders listed in Schedule II to the Bank Act (Canada) as are, at such time, designated by Canadian Agent, with the prior consent of Canadian Borrowers (acting reasonably), as the
Schedule II BA Reference Banks.

       "Stamping Fee Rate" means with respect to any Bankers' Acceptance accepted by any Canadian Resident Lender at any time, the Applicable Margin then in effect; provided that if an Event of Default has occurred and is continuing, the Stamping Fee Rate shall be increased by two hundred (200) Basis Points.

       "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture, business trust, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such Person, provided that (a) associations, joint ventures or other relationships (i) which are established pursuant to a standard form operating agreement or similar agreement or which are partnerships for purposes of federal income taxation only, (ii) which are not corporations or partnerships (or subject to the Uniform Partnership Act) under applicable state Law, and (iii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, transportation and related facilities and interests owned directly by the parties in such associations, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person and (b) associations, joint ventures or other relationships (i) which are not corporations or partnerships under applicable provincial Law, and
(ii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, transportation and related facilities and interests owned directly by the parties in such associations, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person.

       "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(b)(5) or (6) of ERISA or (ii) any other reportable event described in Section 4043(b) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under
Section 4041 of ERISA, or (d) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, or (e) any other event or condition which might constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

       "Total Capitalization" means the sum (without duplication) of (i) US Borrower's Consolidated Total Funded Debt plus (ii) US Borrower's Consolidated shareholder's equity.

       "Total Funded Debt" means Liabilities referred to in clauses (a), (b),
(c), (d), and (e) of the definition of "Indebtedness." Total Funded Debt shall not include the PennzEnergy Exchangeable Debentures.

       "Tranche A Facility Usage" means, at the time in question, the aggregate amount of Tranche A Loans and existing US LC Obligations outstanding at such time under the US Agreement.

       "Tranche A Lenders" means Lenders designated as Tranche A Lenders on the Lenders Schedule.

       "Tranche A Loan" has the meaning given it in Section 1.1(a) of the US Agreement.

       "Tranche A Maturity Date" means October 15, 2004.

       "Tranche A Maximum Credit Amount" means $200,000,000.

       "Tranche A Note" has the meaning given it in Section 1.1(a) of the US Agreement.

       "Tranche A Percentage Share" means with respect to any Tranche A Lender
(i) when used in Article I of the US Agreement or in Article II of the US Agreement, in any Borrowing Notice thereunder or when no Tranche A Loans are outstanding, the Tranche A percentage set forth opposite such Tranche A Lender's name on the Lenders Schedule as modified by assignments of a Tranche A Lender's rights and obligations under the US Agreement made by or to such Lender in accordance with the terms of the US Agreement, and (ii) when used otherwise, the percentage obtained by dividing (x) the sum of the unpaid principal balance of such Lender's Tranche A Loans and such Lender's Percentage Share of the US LC Obligations, by (y) the sum of the aggregate unpaid principal balance of all Tranche A Loans at such time plus the aggregate amount of all US LC Obligations outstanding at such time.

       "Tranche A Required Lenders" means Tranche A Lenders whose aggregate Tranche A Percentage Shares equal or exceed fifty percent (50%).

       "Tranche B Conversion Date" means the date which is 364 days after the Closing Date, or such later day to which the Tranche B Conversion Date is extended pursuant to Section 1.1 of the US Agreement.

       "Tranche B Facility Fee Rate" means, on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:

                   =============================================================
                            Applicable              Applicable Tranche B
                           Rating Level                Facility Fee Rate
                   -------------------------------------------------------------
                             Level I                          9.0
                   -------------------------------------------------------------
                             Level II                        10.0
                   -------------------------------------------------------------
                             Level III                       12.5
                   -------------------------------------------------------------
                             Level IV                        15.0
                   -------------------------------------------------------------
                             Level V                         22.5
                   =============================================================

       "Tranche B Facility Usage" means, at the time in question, the aggregate amount of Tranche B Loans outstanding at such time under the US Agreement.

       "Tranche B Lenders" means Lenders designated as Tranche B Lenders on the Lenders Schedule.

       "Tranche B Loan" has the meaning given it in Section 1.1(b) of the US Agreement.

       "Tranche B Maturity Date" means the date which is two years and one day after the Tranche B Conversion Date.

       "Tranche B Maximum Credit Amount" means $525,000,000 on the Closing Date, as increased or decreased thereafter pursuant to Section 1.9 of the US Credit Agreement or Section 1.12 of the Canadian Agreement, but in no event greater than $625,000,000 or less than $425,000,000.

       "Tranche B Note" has the meaning given it in Section 1.1(b) of the US Agreement.

       "Tranche B Percentage Share" means with respect to any Tranche B Lender
(i) when used in Article I of the US Agreement, in any Borrowing Notice thereunder or when no Tranche B

Loans are outstanding, the Tranche B percentage set forth opposite such Tranche B Lender's name on the Lenders Schedule as modified by assignments of a Tranche B Lender's rights and obligations under the US Agreement made by or to such Lender in accordance with the terms of the US Agreement, and (ii) when used otherwise, the percentage obtained by dividing (x) the sum of the unpaid principal balance of such Lender's Tranche B Loans, by (y) the sum of the aggregate unpaid principal balance of all Tranche B Loans.

       "Tranche B Required Lenders" means Tranche B Lenders whose aggregate Tranche B Percentage Shares equal or exceed fifty percent (50%).

       "Tranche B Revolving Period" means the period from the Closing Date until the Tranche B Conversion Date.

       "Tribunal" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or Canada or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

       "Type" means (i) with respect to any US Loans, the characterization of such US Loans as either US Base Rate Loans or US Dollar Eurodollar Loans and
(ii) with respect to any Canadian Advances, the characterization of such Canadian Advances as Canadian Base Rate Loans, Canadian Prime Rate Loans, US Dollar Eurodollar Loans, Canadian Dollar Eurodollar Loans or Bankers' Acceptances.

       "Unrestricted Subsidiary" means any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization in which US Borrower does not presently own an interest (directly or indirectly) which hereafter becomes a Subsidiary of US Borrower and which, within 90 days thereafter, is designated as an Unrestricted Subsidiary by US Borrower to US Agent, provided that US Borrower may not designate as an Unrestricted Subsidiary any Subsidiary in which it has made an Investment of more than US $100,000,000 (directly or indirectly) by any means other than newly issued stock or treasury stock of US Borrower, which may be used to make an Investment in Unrestricted Subsidiaries without limit and provided further that in the event the book value of the assets of any Unrestricted Subsidiary at any time exceeds US $100,000,000, such Subsidiary shall cease to be an Unrestricted Subsidiary and shall automatically become a Restricted Person. The following Subsidiaries of US Borrower shall initially be designated as Unrestricted Subsidiaries:

       (1)     167496 Canada Ltd.
       (2)     172173 Canada Inc.
       (3)     410760 Alberta Ltd.
       (4)     655945 Alberta Ltd.
       (5)     658387 Alberta Inc.
       (6)     659502 Alberta Inc.
       (7)     661151 Alberta Ltd.
       (8)     728098 Alberta Ltd.

       (9)    746481 Alberta Ltd.
       (10)   853843 Alberta Ltd.
       (11)   892306 Alberta Ltd.
       (12)   Adobe Offshore Pipeline Company
       (13)   American Sulphur Export Corporation
       (14)   Amsulex, Inc.
       (15)   Azerbaijan International Operating Corporation
       (16)   B&N Co. A Limited Partnership
       (17)   Blackwood & Nichols Co. A Limited Partnership
       (18)   BN Coal, L.L.C.
       (19)   BN Non-Coal, L.L.C.
       (20)   Bonito Pipe Line Company
       (21)   Braemar Shipping Company Limited
       (22)   Cachuma Gas Processing Company
       (23)   Canadian Gas Gathering Systems II, Inc.
       (24)   Canoa Ranch Corporation
       (25)   Canyon Reef Carriers, Inc.
       (26)   Capitan Oil Pipeline Company
       (27)   Caspian International Petroleum Company
       (28)   Catclaw Pipeline, Inc.
       (29)   Ceara Star (Malta) Ltd.
       (30)   David Limited Partnership
       (31)   DBC, Inc.
       (32)   Devon Energy Petroleum Pipeline Company
       (33)   Devon Energy Offshore Pipeline Company
       (34)   Devon Acquisition Corp.
       (35)   Devon Energy Sinai, Inc.
       (36)   Devon Energy Intrastate Pipeline Company
       (37)   Devon Energy Brasil, Ltda.
       (38)   Devon Energy Suez, Inc.
       (39)   Devon Energy Red Sea, Inc.
       (40)   Devon Energy Egypt, Inc.
       (41)   Devon Energy International Company
       (42)   Devon Energy Partners A Limited Partnership
       (43)   Devon Energy Qatar Production, Inc.
       (44)   Devon Financing Trust
       (45)   Devon Energy Insurance Company Limited
       (46)   Devon Energy Canada, Ltd.
       (47)   Devon Production Corporation, a Nevada corporation
       (48)   Devon Energy Exploration Brazil, Inc.
       (49)   Devon Energy Caspian Corporation
       (50)   Devon Energy Canada Holding Corporation, an Alberta corporation
       (51)   Devon Energy Management Company, L.L.C.
       (52)   Devon Energy Beni Suef Inc.
       (53)   Devon-Blanco Company, an Oklahoma general partnership

       (54)   Fanar Petroleum Company
       (55)   Foothills Partnership
       (56)   Gulf Coast American Corp.
       (57)   Mexican Flats Service Company, Inc.
       (58)   Morrison Petroleums (Alberta) Ltd.
       (59)   Morrison Petroleums, Ltd.
       (60)   Morrison Gas Gathering Inc.
       (61)   Morrison Administration Corporation
       (62)   Morrison Nuclear Inc.
       (63)   Morrison Operating Company Ltd.
       (64)   Mountain Energy Inc.
       (65)   Northstar Energy Partnership
       (66)   Northstar Energy Inc.
       (67)   Northstar Energy Cogeneration Partnership #2
       (68)   Nueces Intrastate Pipe Line Company
       (69)   PennzEnergy (U.K.) Company
       (70)   Pennzoil Caspian Development Corporation
       (71)   Pennzoil Energy Marketing Company
       (72)   Pennzoil Qatar Inc.
       (73)   Pennzoil Gas Marketing Company
       (74)   Pennzoil Asiatic Inc.
       (75)   Pennzoil Petroleums Ltd.
       (76)   Pennzoil Resources Canada Ltd.
       (77)   Pennzoil Venezuela Corporation SA
       (78)   Pepco Partners, L.P.
       (79)   Petrolera Santa Fe (Columbia), Ltd.
       (80)   Polar Energy Marketing Corporation
       (81)   Richland Development Corporation
       (82)   Richland Properties Company, L.L.C.
       (83)   Richland Translation Company
       (84)   Sage Creek Processors, L.L.C.
       (85)   Santa Fe Energy Resources of Malaysia, Ltd.
       (86)   Santa Fe Energy Resources (Thai Holding), Ltd.
       (87)   Santa Fe Energy Resources South East Asia Limited
       (88)   Santa Fe Energy Resources Gabon (Agali), Ltd.
       (89)   Santa Fe Energy Resources (Bermuda) Limited
       (90)   Santa Fe Energy Resources (Brazil Holdings I), Ltd.
       (91)   Santa Fe Energy Resources Port Bouet Ltd.
       (92)   Santa Fe Energy Resources Bangko Ltd.
       (93)   Santa Fe Energy Resources Kepala Burung Limited
       (94)   Santa Fe Energy Resources of Gabon, Ltd.
       (95)   Santa Fe Platform Management, Inc.
       (96)   Santa Fe Energy Resources (Brazil Holdings II), Ltd.
       (97)   Santa Fe Energy Resources (New Ventures IV), Ltd.
       (98)   Santa Fe Energy Resources (Jabung), Ltd.

       (99)   Santa Fe Energy Company of Argentina
       (100)  Santa Fe Energy Resources of Bolivia, Inc.
       (101)  Santa Fe Energy Resources of Peru, Ltd.
       (102)  Santa Fe Energy Resources of Myanmar, Ltd.
       (103)  Santa Fe Energy Resources of Canada, Inc.
       (104)  Santa Fe Energy Resources (New Ventures III), Ltd.
       (105)  Santa Fe Energy Resources of Gabon (Mondah Bay), Ltd.
       (106)  Santa Fe Energy Resources (Cote D'Ivoire) Ltd.
       (107)  Santa Fe Energy Resources Congo, Ltd.
       (108)  Santa Fe Energy Resources (Thailand), Ltd.
       (109)  Santa Fe Energy Resources Limited
       (110)  Santa Fe Energy Resources (New Ventures II), Ltd.
       (111)  Santa Fe Energy Resources International, Ltd.
       (112)  Santa Fe Energy Resources of Ghana, Ltd.
       (113)  Santa Fe Energy Resources (Delaware), Ltd.
       (114)  Santa Fe Pacific Fuels Company
       (115)  Santa Fe Energy Resources of China, Ltd.
       (116)  Santa Fe Energy Resources of Morocco, Ltd.
       (117)  Santa Fe Energy Resources Pagatan Ltd.
       (118)  Security Purchasing, Inc.
       (119)  SFERI, Inc.
       (120)  SFR Petroleo Do Brazil Ltda.
       (121)  SFS (International), Ltd.
       (122)  SFS Malta Holding Company Ltd.
       (123)  SFS (France) SARL
       (124)  SFS Malta One, Inc.
       (125)  SFS (Holdings), Ltd.
       (126)  SFS Malta Two, Inc.
       (127)  SFS Malta International Trading Company Ltd.
       (128)  Sisquoc Gas Pipeline Company
       (129)  Snyder Gas Marketing, Inc.
       (130)  Snyder Fluid Technology, Inc.
       (131)  SOCO International Holdings, Inc.
       (132)  SOCO Louisiana Leasing, Inc.
       (133)  SOCO Gas Systems, Inc.
       (134)  SOCO International, Inc.
       (135)  SOCO Technologies, Inc.
       (136)  Strategic Trust Company
       (137)  Thunder Creek Gas Services, L.L.C.
       (138)  Tiburon Transport Company
       (139)  Trend Exploration (PNG) Party Ltd.
       (140)  Trend Argentina S.A.
       (141)  Vermejo Park Corporation
       (142)  Vermejo Minerals Corporation
       (143)  Wyoming Gathering and Production Company, Inc.

        "US Account" means an account established by Canadian Agent in New York into which funds to be advanced to Canadian Borrowers by Lenders in US Dollars and funds to be paid by Canadian Borrowers to Lenders in US Dollars will be deposited.

        "US Agent" means Bank of America, N.A., as administrative agent, under the US Agreement and its successors and assigns in such capacity.

        "US Agreement" means that certain Credit Agreement of even date herewith among US Borrower, US Agent and the Lenders, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

        "US Base Rate" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the US Reference Rate for such day. Any change in the US Base Rate due to a change in the US Reference Rate or the Federal Funds Rate shall be effective on the effective date of such change in the US Reference Rate or Federal Funds Rate. No US Base Rate charged by any Person shall ever exceed the Highest Lawful Rate.

        "US Base Rate Loan" means a US Loan made in US Dollars which bears interest at the US Base Rate.

        "US Borrower" means Devon Energy Corporation, a Delaware corporation.

        "US Dollar" or "US $" means the lawful currency of the United States of America.

        "US Dollar Equivalent" means, with respect to an amount denominated in Canadian Dollars, the amount of US Dollars required to purchase the relevant stated amount of Canadian Dollars based on the Noon Rate.

        "US Dollar Eurodollar Loan" means a US Loan or a Canadian Loan, in each case, which bears interest at the Adjusted US Dollar Eurodollar Rate.

       "US Dollar Eurodollar Rate" means, for any US Dollar Eurodollar Loan within a Borrowing and with respect to the related Interest Period therefor, (a) the interest rate per annum (carried out to the fifth decimal place) equal to the rate determined by the US Agent to be the offered rate that appears on the page of the Telerate Screen that displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3750) for deposits in U.S. dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried out to the fifth decimal place) equal to the rate determined by the US Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in U.S. dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest

Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (c) in the event the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the US Agent as the rate of interest at which deposits in U.S. dollars (for delivery on the first day of such Interest Period) in same day funds in the approximate amount of the applicable US Dollar Eurodollar Loan and with a term equivalent to such Interest Period would be offered by its London branch to major banks in the offshore U.S. dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

       "US Facility Commitment Period" means the period from and including the Closing Date until the Tranche A Maturity Date (or, if earlier, the day on which the obligations of Lenders to make US Loans hereunder or the obligations of US LC Issuer to issue Letters of Credit hereunder have been terminated or the US Notes first become due and payable in full).

       "US Facility Usage" means, at the time in question, the aggregate amount of US Loans and existing US LC Obligations outstanding at such time under the US Agreement.

       "US GAAP" means those generally accepted accounting principles and practices which are recognized as such from time to time by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of US Borrower and its Consolidated Subsidiaries, are applied for all periods after the Closing Date in a manner consistent with the manner in which such principles and practices were applied to the Initial Financial Statements.

       "US LC Issuer" means Bank of America, N.A. in its capacity as the issuer of Letters of Credit under the US Agreement, and its successors in such capacity.

       "US LC Obligations" means, at the time in question, with respect to the US Agreement, the sum of all Matured US LC Obligations plus the maximum amounts which US LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding.

       "US LC Sublimit" means US $75,000,000.

       "US Lenders" means each signatory to the US Agreement (other than US Borrower), including Bank of America in its capacity as a US Lender and US Swing Lender hereunder, rather than as US Agent and US LC Issuer, and the successors of each such party as holder of a US Note.

       "US Loans" means the Tranche A Loans, the Tranche B Loans, Competitive Bid Loans made under the US Agreement, and the US Swing Loans.

       "US Loan Documents" means the US Agreement, the US Notes issued under the US Agreement, the Letters of Credit issued under the US Agreement, the LC Applications related thereto, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

       "US Majority Lenders" means US Lenders whose aggregate Percentage Shares under the US Agreement exceed sixty-six and two thirds percent (66 2/3%).

       "US Maximum Credit Amount" means the amount of US $725,000,000 on the Closing Date, as increased or decreased thereafter by the amount of each increase or decrease in the Tranche B Maximum Credit Amount pursuant to Section
1.9 of the US Credit Agreement or Section 1.12 of the Canadian Agreement, but in no event greater than $825,000,000 or less than $625,000,000.
 .
       "US Notes" means the Tranche A Notes, the Tranche B Notes, the Competitive Bid Notes issued under the US Agreement, and the US Swing Note.

       "US Obligations" means all Liabilities from time to time owing by any Restricted Person to any Lender Party under or pursuant to any of the US Loan Documents, including all US LC Obligations owing thereunder. "US Obligation" means any part of the US Obligations.

       "US Re-allocation" has the meaning given it in Section 1.9 of the US Agreement.

       "US Reference Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

       "US Required Lenders" means US Lenders whose aggregate Percentage Shares under the US Agreement equal or exceed fifty percent (50%).

       "US Swing Lender" means Bank of America, N.A., in its individual capacity.

       "US Swing Loans" has the meaning given it in Section 1.1(f) of the US Agreement.

       "US Swing Note" has the meaning given it in Section 1.1(f) of the US Agreement.

       "US Swing Rate" means on any day a fluctuating rate of interest per annum established from time to time by Bank of America, N.A. as its money market rate, which rate may not be the lowest rate of interest charged by Bank of America, N.A. to its customers, plus the Applicable Margin. The US Swing Rate shall never exceed the Highest Lawful Rate.

       "US Swing Sublimit" means US $50,000,000.

       "Withholding Tax" has the meaning given it in Section 3.2(d) of the Canadian Agreement.

                                                      Annex II - Lender Schedule

                                 BANK OF AMERICA

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              Bank of America, N.A.

Applicable Lending Office for US Loans:                           901 Main Street, 64(th) Floor
                                                                  Dallas, Texas 75202

Address for Notices:                                              901 Main Street, 64(th) Floor
                                                                  Dallas, Texas 75202
                                                                  Attention:  Denise A. Smith

US TRANCHE A
        Tranche A Note Amount (5 year):                           US$ 19,333,333.34
        Tranche A Percentage Share:                               9.66666%

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 55,468,750.03
        Tranche B Percentage Share:                               8.875%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        Bank of America Canada

                                                                  (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  200 Front Street West,
                                                                  Suite 2700
                                                                  Toronto, Ontario M5V3L2

Address for Notices:                                              200 Front Street West,
                                                                  Suite 2700
                                                                  Toronto, Ontario M5V3L2
                                                                  Attention:  Richard J. Hall

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 33,281,250.02
        Canadian Percentage Share:                                8.875%

                                                      Annex II - Lender Schedule

                            FIRST UNION NATIONAL BANK

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              First Union National Bank

Applicable Lending Office for US Loans:                           1001 Fannin Street
                                                                  Suite 2255
                                                                  Houston, Texas 77002

Address for Notices:                                              1001 Fannin Street
                                                                  Suite 2255
                                                                  Houston, Texas 77002
                                                                  Attention: David Humphreys

US TRANCHE A
        Tranche A Note Amount (5 year):                           US$ 19,333,333.33
        Tranche A Percentage Share:                               9.66666%

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 55,468,750.03
        Tranche B Percentage Share:                               8.875%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        First Union National Bank

                                                                  (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  1001 Fannin Street
                                                                  Suite 2255
                                                                  Houston, Texas 77002

Address for Notices:                                              1001 Fannin Street
                                                                  Suite 2255
                                                                  Houston, Texas 77002
                                                                  Attention: David Humphreys

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 33,281,250.02
        Canadian Percentage Share:                                8.875%

                                                      Annex II - Lender Schedule

                              TORONTO-DOMINION BANK

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:                  Toronto-Dominion (Texas), Inc.

Applicable Lending Office for US Loans:                               909 Fannin Street
                                                                      Suite 1700
                                                                      Houston, Texas 77010

Address for Notices:                                                  909 Fannin Street
                                                                      Suite 1700
                                                                      Houston, Texas 770010
                                                                      Attention: Mark Green

US TRANCHE A
        Tranche A Note Amount (5 year)                                US$ 6,666,666.67
        Tranche A Percentage Share:                                   3.33333%

US TRANCHE B
        Not a Tranche B Lender

CANADIAN AGREEMENT

        Not a Canadian Lender

                                                      Annex II - Lender Schedule

                      WESTDEUTSCHE LANDESBANK GIROZENTRALE

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              Westdeutsche Landesbank
                                                                  Girozentrale

Applicable Lending Office for US Loans:                           1211 Avenue of the Americas
                                                                  New York, NY 10036

Address for Notices:                                              1211 Avenue of the Americas
                                                                  New York, NY 10036
                                                                  Attention: Felicia LaForgia

US TRANCHE A
        Tranche A Note Amount (5 year):                           US$ 12,000,000
        Tranche A Percentage Share:                               6.0%

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 34,375,000.00
        Tranche B Percentage Share:                               5.50%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        Westdeutsche Landesbank
                                                                  Girozentrale

                                                                  (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  1211 Avenue of the Americas
                                                                  New York, NY 10036

Address for Notices:                                              1211 Avenue of the Americas
                                                                  New York, NY 10036
                                                                  Attention: Felicia LaForgia

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 20,625,000.00
        Canadian Percentage Share:                                5.50%

                                                      Annex II - Lender Schedule

                              THE BANK OF NEW YORK

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              The Bank of New York

Applicable Lending Office for US Loans:                           One Wall Street
                                                                  New York, NY 10286

Address for Notices:                                              One Wall Street
                                                                  New York, NY 10286
                                                                  Attention: Raymond Palmer

US TRANCHE A
        Tranche A Note Amount (5 year):                           US$ 12,000,000
        Tranche A Percentage Share:                               6.0%

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 34,375,000.00
        Tranche B Percentage Share:                               5.50%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        The Bank of New York

                                                                  (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  One Wall Street
                                                                  New York, NY 10286

Address for Notices:                                              One Wall Street
                                                                  New York, NY 10286
                                                                  Attention: Raymond Palmer

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 20,625,000.00
        Canadian Percentage Share:                                5.50%

                                                      Annex II - Lender Schedule

                              ROYAL BANK OF CANADA

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              Royal Bank of Canada

Applicable Lending Office for US Loans:                           One Liberty Plaza, 4(th) Floor
                                                                  New York, New York 10006

Address for Notices:                                              One Liberty Plaza, 4(th) Floor
                                                                  New York, New York 10006
                                                                  Attention: Asst. Manager, Loan
                                                                  Processing

US TRANCHE A
        Tranche A Note Amount (5 year):                           US$ 16,000,000
        Tranche A Percentage Share:                               8.0%

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 34,375,000.00
        Tranche B Percentage Share:                               5.50%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        Royal Bank of Canada

                                                                  (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  Corporate Banking-Multinational
                                                                  335-8th Avenue, S.W., Suite 2300
                                                                  Calgary, Alberta  T2P 1C9

Address for Notices:                                              Corporate Banking-Multinational
                                                                  335-8th Avenue, S.W., Suite 2300
                                                                  Calgary, Alberta  T2P 1C9
                                                                  Attention:  Asst. Manager, Loan
                                                                  Processing

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 20,625,000.00
        Canadian Percentage Share:                                5.50%

                                                      Annex II - Lender Schedule

                                BANK OF MONTREAL

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:        Bank of Montreal

Applicable Lending Office for US Loans:                     115 South La Salle
                                                            11th Floor
                                                            Chicago, Illinois 60603
                                                            Attention: Phyllis Lee

Address for Notices:                                        700 Louisiana, Suite 4400
                                                            Houston, Texas 77002
                                                            Attention: Kathleen Doyle

US TRANCHE A
        Tranche A Note Amount (5 year):                     US$ 16,000,000
        Tranche A Percentage Share:                         8.0%

US TRANCHE B
        Not a Tranche B Lender

CANADIAN AGREEMENT

        Not a Canadian Lender


                                                      Annex II - Lender Schedule

                                    BANK ONE

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              Bank One, NA

Applicable Lending Office for US Loans:                           1 Bank One Plaza
                                                                  Mail Code: IL1-0634
                                                                  Chicago, Illinois 60670

Address for Notices:                                              1100 Louisiana, Suite 3200
                                                                  Houston, Texas 77002
                                                                  Attention: Dixon Schultz

US TRANCHE A
        Tranche A Note Amount (5 year):                           US$ 19,333,333.33
        Tranche A Percentage Share:                               9.66666%

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 55,468,750.03
        Tranche B Percentage Share:                               8.875%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        Bank One Canada

                                                                  (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  161 Bay Street, Suite 4240
                                                                  Toronto, Ontario M5J 2S1

Address for Notices:                                              1100 Louisiana, Suite 3200
                                                                  Houston, Texas 77002
                                                                  Attention: Ron Dierker

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 33,281,250.02
        Canadian Percentage Share:                                8.875%

                                                      Annex II - Lender Schedule

                             SUNTRUST BANK, ATLANTA

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              SunTrust Bank, Atlanta

Applicable Lending Office for US Loans:                           303 Peachtree Street, N.E.
                                                                  Third Floor, MC-1929
                                                                  Atlanta, Georgia 30308

Address for Notices:                                              303 Peachtree Street, N.E.
                                                                  Third Floor, MC-1929
                                                                  Atlanta, Georgia 30308
                                                                  Attention: Todd Davis

US TRANCHE A
        Tranche A Note Amount (5 year):                           US$ 6,666,666.67
        Tranche A Percentage Share:                               3.33333%

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 14,322,916.56
        Tranche B Percentage Share:                               2.29166665%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        SunTrust Bank, Atlanta

                                                                  (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  303 Peachtree Street, N.E.
                                                                  Third Floor, MC-1929
                                                                  Atlanta, Georgia 30308

Address for Notices:                                              303 Peachtree Street, N.E.
                                                                  Third Floor, MC-1929
                                                                  Atlanta, Georgia 30308
                                                                  Attention: Todd Davis

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 8,593,749.94
        Canadian Percentage Share:                                2.29166665%

                                                      Annex II - Lender Schedule

                            THE CHASE MANHATTAN BANK

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              The Chase Manhattan Bank

Applicable Lending Office for US Loans:                           600 Travis Street, 20th Floor
                                                                  Houston, Texas 77002-8086

Address for Notices:                                              600 Travis Street, 20th Floor
                                                                  Houston, Texas 77002-8086
                                                                  Attention: Peter Licalzi

US TRANCHE A
        Tranche A Note Amount (5 year):                           US$ 19,333,333.33
        Tranche A Percentage Share:                               9.66666%

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 55,468,750.03
        Tranche B Percentage Share:                               8.875%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        The Chase Manhattan Bank

                                                                  (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  600 Travis Street, 20th Floor
                                                                  Houston, Texas 77002-8086

Address for Notices:                                              600 Travis Street, 20th Floor
                                                                  Houston, Texas 77002-8086
                                                                  Attention: Peter Licalzi

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 33,281,250.02
        Canadian Percentage Share:                                8.875%

                                                      Annex II - Lender Schedule

                                    UMB BANK

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              UMB Bank

Applicable Lending Office for US Loans:                           204 N. Robinson
                                                                  Oklahoma City, OK 73102

Address for Notices:                                              204 N. Robinson
                                                                  Oklahoma City, OK 73102
                                                                  Attention: Richard Lehrter

US TRANCHE A
        Tranche A Note Amount (5 year):                           US$ 4,000,000
        Tranche A Percentage Share:                               2.0%

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 12,500,000.00
        Tranche B Percentage Share:                               2.0%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        UMB Bank

                                                                  (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  204 N. Robinson
                                                                  Oklahoma City, OK 73102

Address for Notices:                                              204 N. Robinson
                                                                  Oklahoma City, OK 73102
                                                                  Attention: Richard Lehrter

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 7,500,000.00
        Canadian Percentage Share:                                2.0%

                                                      Annex II - Lender Schedule

                                    CIBC INC.

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              CIBC Inc.

Applicable Lending Office for US Loans:                           2 Paces West
                                                                  2727 Paces Ferry Road
                                                                  Suite 1200
                                                                  Atlanta, Georgia 30339
                                                                  Attention: Kathryn McGovern

Address for Notices:                                              1600 Smith Street, Suite 3100
                                                                  Houston, TX 77002
                                                                  Attention: Paul Jordan

US TRANCHE A
        Tranche A Note Amount (5 year):                           US$ 12,000,000
        Tranche A Percentage Share:                               6.0%

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 17,968,750.00
        Tranche B Percentage Share:                               2.875%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        Canadian Imperial Bank of
                                                                  Commerce

                                                                  (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  40 Dundas Street West
                                                                  5th Floor
                                                                  Toronto, Ontario M5G 2C2

Address for Notices:                                              855 Second Street, S.W.
                                                                  10th Floor, Banker's Hall
                                                                  Calgary, Alberta T2P 4J7
                                                                  Attention: Joelle Schellenberg

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 10,781,250.00
        Canadian Percentage Share:                                2.875%

                                                      Annex II - Lender Schedule

                                DEUTSCHE BANK AG

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              Deutsche Bank AG New York
                                                                  and/or Cayman Islands
                                                                  Branches

Applicable Lending Office for US Loans:                           31 West 52nd Street
                                                                  New York, NY 10019

Address for Notices:                                              31 West 52nd Street
                                                                  New York, NY 10019
                                                                  Attention: Joel Makowsky

US TRANCHE A
        Tranche A Note Amount (5 year):                           US$ 9,333,333.33
        Tranche A Percentage Share:                               4.66666%

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 31,770,833.34
        Tranche B Percentage Share:                               5.08333333%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        Deutsche Bank AG New York
                                                                  and/or Cayman Islands
                                                                        Branches

                                                                  (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  31 West 52nd Street
                                                                  New York, NY 10019

Address for Notices:                                              31 West 52nd Street
                                                                  New York, NY 10019
                                                                  Attention: Joel Makowsky

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 19,062,500.00
        Canadian Percentage Share:                                5.08333333%

                                                      Annex II - Lender Schedule

                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              Morgan Guaranty Trust
                                                                  Company of New York

Applicable Lending Office for US Loans:                           60 Wall Street
                                                                  New York, NY  10260-0060

Address for Notices:                                              60 Wall Street
                                                                  New York, NY 10260-0060
                                                                  Attention: Dennis Wilczek

US TRANCHE A
        Tranche A Note Amount (5 year):                           US$ 12,000,000
        Tranche A Percentage Share:                               6.0%

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 25,781,250.00
        Tranche B Percentage Share:                               4.125%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        J.P. Morgan Canada

                                                                  (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  Royal Bank Plaza
                                                                  South Tower, Suite 2200
                                                                  Toronto, Ontario  M5J 2J2

Address for Notices:                                              60 Wall Street
                                                                  New York, NY  10260-0060
                                                                  Attention: Dennis Wilczek

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 15,468,750.00
        Canadian Percentage Share:                                4.125%

                                                      Annex II - Lender Schedule

                                 CITIBANK, N.A.

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:               Citibank, N.A.

Applicable Lending Office for US Loans:                            399 Park Avenue
                                                                   New York, New York 10043

Borrowing Notices:                                                 One Penn's Way
                                                                   New Castle Delaware 19720
                                                                   Attention: David Chiu

Address for Notices:                                               1200 Smith Street, Suite 2000
                                                                   Houston, Texas 77002
                                                                   Attention: James F. Rielly

US TRANCHE A
        Tranche A Note Amount (5 year):                            US$ 16,000,000
        Tranche A Percentage Share:                                8.0%

US TRANCHE B
        Tranche B Note Amount (364 day):                           US$ 45,312,500.00
        Tranche B Percentage Share:                                7.25%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:         Citibank Canada

                                                                   (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                   400 Third Avenue SW
                                                                   Suite 4210
                                                                   Calgary, Alberta T2P 4H2

Address for Notices:                                               400 Third Avenue SW
                                                                   Suite 4210
                                                                   Calgary, Alberta T2P 4H2
                                                                   Attention:  Diane Gould

                                                         cc:       1200 Smith Street, Suite 2000
                                                                   Houston, Texas 77002
                                                                   Attention: James F. Rielly

CANADIAN FACILITY
        Canadian Note Amount:                                      US$ 27,187,500.00
        Canadian Percentage Share:                                 7.25%

                                                      Annex II - Lender Schedule

                               ABN AMRO BANK, N.V.

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:               ABN AMRO Bank, N.V.

Applicable Lending Office for US Loans:                            208 South LaSalle, Suite 1500
                                                                   Chicago, Illinois 60604-1003
                                                                   Attention: Loan Administration

Address for Notices:                                               208 South LaSalle, Suite 1500
                                                                   Chicago, Illinois 60604-1003
                                                                   Attention: Dina Tucci-Albro

                                                         cc:       Three Riverway Suite 1700
                                                                   Houston, Texas 77056
                                                                   Attention: Jamie A. Conn

US TRANCHE A
        Not a Tranche A Lender

US TRANCHE B
        Tranche B Note Amount (364 day):                           US$ 45,312,500.00
        Tranche B Percentage Share:                                7.25%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:          ABN AMRO Bank Canada

                                                                    (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                    208 South LaSalle, Suite 1500
                                                                    Chicago, Illinois 60604-1003
                                                                    Attention: Loan Administration

Address for Notices:                                                208 South LaSalle, Suite 1500
                                                                    Chicago, Illinois 60604-1003
                                                                    Attention: Dina Tucci-Albro

                                                         cc:        Three Riverway Suite 1700
                                                                    Houston, Texas 77056
                                                                    Attention: Jamie A. Conn

CANADIAN FACILITY
        Canadian Note Amount:                                       US$ 27,187,500.00
        Canadian Percentage Share:                                  7.25%

                                                      Annex II - Lender Schedule

                                                      Annex II - Lender Schedule

                       BAYERISCHE LANDESBANK GIROZENTRALE

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              Bayerische Landesbank
                                                                  Girozentrale, Cayman Islands
                                                                  Branch

Applicable Lending Office for US Loans:                           560 Lexington Avenue
                                                                  New York, New York 10022

Address for Notices:                                              560 Lexington Avenue
                                                                  New York, New York 10022
                                                                  Attention: Stephen Christenson

US TRANCHE A
        Not a Tranche A Lender

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 29,687,500.00
        Tranche B Percentage Share:                               4.75%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        Bayerische Landesbank
                                                                  Girozentrale, Cayman Islands
                                                                  Branch

                                                                  (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  560 Lexington Avenue
                                                                  New York, New York 10022

Address for Notices:                                              560 Lexington Avenue
                                                                  New York, New York 10022
                                                                  Attention: Stephen Christenson

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 17,812,500.00
        Canadian Percentage Share:                                4.75%

                                                      Annex II - Lender Schedule

                             THE FUJI BANK, LIMITED

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              The Fuji Bank, Limited

Applicable Lending Office for US Loans:                           2 World Trade Center
                                                                  79th Floor
                                                                  New York, New York 10048

Address for Notices:                                              1221 McKinney Street
                                                                  Suite 4100
                                                                  Houston, Texas 77010
                                                                  Attention: Jacques Azagury

US TRANCHE A
        Not a Tranche A Lender

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 29,687,500.00
        Tranche B Percentage Share:                               4.75%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        The Fuji Bank, Limited

                                                                  (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  2 World Trade Center
                                                                  79th Floor
                                                                  New York, New York 10048

Address for Notices:                                              1221 McKinney Street
                                                                  Suite 4100
                                                                  Houston, Texas 77010
                                                                  Attention: Jacques Azagury

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 17,812,500.00
        Canadian Percentage Share:                                4.75%

                                                      Annex II - Lender Schedule

                                 CREDIT LYONNAIS

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              Credit Lyonnais

Applicable Lending Office for US Loans:                           1000 Louisiana Street
                                                                  Suite 5360
                                                                  Houston, Texas 77002

Address for Notices:                                              1000 Louisiana Street
                                                                  Suite 5360
                                                                  Houston, Texas 77002
                                                                  Attention: John Grandstaff

US TRANCHE A
        Not a Tranche A Lender

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 29,687,500.00
        Tranche B Percentage Share:                               4.75%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        Credit Lyonnais

                                                                  (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  1000 Louisiana Street
                                                                  Suite 5360
                                                                  Houston, Texas 77002

Address for Notices:                                              1000 Louisiana Street
                                                                  Suite 5360
                                                                  Houston, Texas 77002
                                                                  Attention: John Grandstaff

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 17,812,500.00
        Canadian Percentage Share:                                4.75%

                                                      Annex II - Lender Schedule

                           BANK OF TOKYO - MITSUBISHI

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:              Bank of Tokyo - Mitsubishi
                                                                  Ltd. Houston Agency

Applicable Lending Office for US Loans:                           1100 Louisiana Street,
                                                                  Suite 2800
                                                                  Houston, Texas 77002-5216

Address for Notices:                                              1100 Louisiana Street,
                                                                  Suite 2800
                                                                  Houston, Texas 77002-5216
                                                                  Attention: John M. McIntyre

US TRANCHE A
        Not a Tranche A Lender

US TRANCHE B
        Tranche B Note Amount (364 day):                          US$ 17,968,750.00
        Tranche B Percentage Share:                               2.875%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:        Bank of Tokyo - Mitsubishi
                                                                  (Canada)

                                                                  (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:                  Suite 2410 Park Place
                                                                  666 Burrard Street
                                                                  Vancouver, B.C.  V6C 3L1

Address for Notices:                                              Suite 2410 Park Place
                                                                  666 Burrard Street
                                                                  Vancouver, B.C.  V6C 3L1
                                                                  Attention: Davis Stewart

CANADIAN FACILITY
        Canadian Note Amount:                                     US$ 10,781,250.00
        Canadian Percentage Share:                                2.875%

                                                                      SCHEDULE 1

                               DISCLOSURE SCHEDULE

               To supplement the following sections of the US Agreement of which this Schedule is a part, US Borrower hereby makes the following disclosures:

       1.     Section 4.2(d) Other Obligations:

              None

       2.     Section 5.7 Litigation:

              None.

       3.     Section 5.8 ERISA Plans and Liabilities:

    Retirement Plan for Non-Bargaining Employees of Devon Energy Corporation

    1989 Amendment to Pension Plan for Employees of Devon Energy Corporation

    Retirement Trust for Non-Bargaining Employees of Devon Energy Corporation

        Retirement Plan for Former Employees of Devon Energy Corporation

        Retirement Trust for Former Employees of Devon Energy Corporation

                PennzEnergy's Salaried Employees Retirement Plan

       Agreement dated January 20, 1997 between Pennzoil Products Company and Chauffeurs, Teamsters and Helpers Local No. 175 affiliated with the International Brotherhood of Teamsters, AFL-CIO

             Santa Fe Energy Resources, Inc. Retirement Income Plan

               Santa Fe Energy Resources Offshore Retirement Plan

       4.     Section 5.9 Environmental and Other Laws:

              None.

       5.     Section 5.10 Names and Places of Business:

              Names.  US Borrower was formerly known as Devon Delaware
                      Corporation.

                     Devon Energy Corporation (Oklahoma) was formerly known as Devon Energy Corporation.

                     Mountain Energy Inc. was formerly known as 628838 Alberta Inc.

                     Kerr-McGee Canadian Onshore Ltd. was amalgamated into Devon

                     Energy Canada Corporation on December 31, 1996.

                     On March 14, 1997, Northstar Energy Corporation acquired all of the outstanding shares of Morrison Petroleums Ltd., a publicly traded oil and gas company. On January 30, 1998, Northstar Energy Corporation amalgamated with three of its wholly owned subsidiaries, PLC-Windsor Ltd., Northstar-Outrider Acquisition Corporation and PowerLink Services Ltd. to form Northstar Energy Corporation. On July 31, 1998, Morrison Petroleums Ltd. was wound up into Northstar Energy Corporation.

                     On August 29, 2000, Devon Merger Co. was merged into Santa Fe Snyder Corporation which changed its name to Devon SFS Operating, Inc.

            Offices. The principal places of business and other significant offices of the Restricted Persons are as follows:

                     Devon Energy Corporation
                     20 North Broadway, Suite 1500
                     Oklahoma City, Oklahoma 73102

                     Devon Energy Corporation
                     Two Allen Center, Suite 3300
                     1200 Smith Street
                     Houston, Texas 77002

                     Devon Energy Canada Corporation
                     3000, 400 - 3rd Avenue, S.W.
                     Calgary, Alberta T2P 4H2
                     CANADA

                     Northstar Energy Corporation
                     3000, 400 - 3rd Avenue, S.W.
                     Calgary, Alberta T2P 4H2
                     CANADA

                     Devon SFS Operating, Inc.
                     840 Gessner, Suite 1400
                     Houston, Texas 77024

       6. Section 5.11 US Borrower's Subsidiaries: The following entities are, directly or indirectly, wholly owned by US Borrower (unless otherwise noted):

                     Devon Energy Corporation (Oklahoma), an Oklahoma corporation

                    Devon Energy Management Company, L.L.C.

                    Devon Energy Canada Holding Corporation, an Alberta
                           corporation

                    Devon Energy Canada Corporation, an Alberta corporation

                    DBC, Inc., an Oklahoma corporation

                    Devon Acquisition Corporation, a Delaware corporation

                    Devon Production Corporation, a Nevada corporation

                    Catclaw Pipeline, Inc., an Oklahoma corporation

                    Northstar Energy Corporation (100% of common shares)

                    Devon Energy Canada, Ltd.

                    Devon Energy Insurance Company Limited

                    Richland Development Corporation

                    Canoa Ranch Corporation

                    Richland Transistion Company

                    Strategic Trust Company

                    Vermejo Park Corporation

                    Vermejo Minerals Corporation

                    Devon Financing Trust (100% of common securities)

                    Thunder Creek Gas Services, L.L.C. (75%)

                    Sage Creek Processors, L.L.C.

                    American Sulphur Export Corporation
                           (50%) which owns 100% of Amsulex, Inc.

                    172173 Canada Inc.

                    410760 Alberta Ltd.

                    659502 Alberta Inc.

                    661151 Alberta Ltd.

                    728098 Alberta Ltd.

                    David Limited Partnership

                    Foothills Partnership (1%)

                    Morrison Nuclear Inc.

                    Devon Energy Partners A Limited Partnership

                    Morrison Petroleums (Alberta) Ltd.

                    Mountain Energy Inc.

                    Northstar Energy Partnership

                    Devon Energy Production Company, L.P.

                    Bonito Pipe Line Company

                    Cachuma Gas Processing Company

                    Canyon Reef Carriers, Inc.

                    Capitan Oil Pipeline Company

                    Pennzoil Energy Marketing Company

                    Pennzoil Gas Marketing Company

                    Devon Energy International Company

                    Pennzoil Asiatic Inc.

                    Devon Energy Egypt, Inc.

                    Pennzoil Qatar Inc.

                    Azerbaijan International Operating Corporation (5%)

                    Caspian International Petroleum Company (30%)

                    Devon Energy Beni Suef Inc.

                    Devon Energy Caspian Corporation

                    Pennzoil Caspian Development Corporation

                    Devon Energy Exploration Brazil, Inc.

                    Devon Energy Brasil, Ltda.

                       Devon Energy Qatar Production, Inc.

                       Devon Energy Red Sea, Inc.

                       Fanar Petroleum Company (50%)

                       Devon Energy Sinai, Inc.

                       Devon Energy Suez, Inc.

                       Pennzoil Venezuela Corporation SA

                       Nueces Intrastate Pipe Line Company

                       Devon Energy Intrastate Pipeline Company

                       Devon Energy Offshore Pipeline Company

                       Devon Energy Petroleum Pipeline Company

                       Pennzoil Petroleums Ltd.

                       Pennzoil Resources Canada Ltd.

                       PennzEnergy (U.K.) Company

                       Pepco Partners, L.P. (20%)

                       Sisquoc Gas Pipeline Company

                       Tiburon Transport Company

                       655945 Alberta Ltd.

                       658387 Alberta Inc.

                       853843 Alberta Ltd.

                       892306 Alberta Ltd..

                       Canadian Gas Gathering Systems II, Inc.

                       167496 Canada Ltd. (64%)

                       Devon-Blanco Company

                       Morrison Administration Corporation

                       Morrison Capital, Inc.

                       Morrison Gas Gathering Inc.

                       Morrison Operating Company Ltd.

                       Morrison Petroleums, Ltd.

                       Northstar Energy Cogeneration Partnership #2

                       Northstar Energy Inc.

                       Polar Energy Marketing Corporation

                       Richland Properties Company, L.L.C.

                       BN Coal, L.L.C.

                       BN Non-Coal, L.L.C.

                       B&N Co. A Limited Partnership

                       Blackwood & Nichols Co. A Limited Partnership

                       Devon SFS Operating, Inc. (formerly Devon Merger
                              Co./Santa Fe Snyder Corporation)

                       Santa Fe Platform Management, Inc.

                       Security Purchasing, Inc.

                       Snyder Fluid Technology, Inc.

                       Snyder Gas Marketing, Inc.

                       SOCO Technologies, Inc.

                       SOCO Gas Systems, Inc.

                       SOCO Louisiana Leasing, Inc.

                       Adobe Offshore Pipeline Company

                       Santa Fe Pacific Fuels Company

                       Mexican Flats Service Company, Inc.

                       Wyoming Gathering and Production Company, Inc.

                       SOCO International, Inc.

                       SOCO International Holdings, Inc.

                        Santa Fe Energy Resources (Delaware), Ltd.

                        SFERI, Inc.

                        Santa Fe Energy Resources of Ghana, Ltd.

                        Santa Fe Energy Resources International, Ltd.

                        Santa Fe Energy Resources (New Ventures II), Ltd.

                        Santa Fe Energy Resources (New Ventures III), Ltd.

                        Santa Fe Energy Resources (New Ventures IV), Ltd.

                        Santa Fe Energy Resources (Cote D'Ivoire) Ltd.

                        Santa Fe Energy Resources Port Bouet Ltd.

                        Santa Fe Energy Resources (Bermuda) Limited.

                        Santa Fe Energy Resources Kepala Burung Limited

                        Santa Fe Energy Resources Bangko Ltd.

                        Santa Fe Energy Resources Pagatan Ltd.

                        Santa Fe Energy Resources of China, Ltd.

                        Santa Fe Energy Resources of Malaysia, Ltd.

                        Santa Fe Energy Resources (Thai Holding), Ltd.

                        Santa Fe Energy Resources (Thailand), Ltd.

                        Santa Fe Energy Resources Congo, Ltd.

                        Santa Fe Energy Resources Gabon (Agali), Ltd.

                        Santa Fe Energy Resources (Brazil Holdings I), Ltd.

                        Santa Fe Energy Resources (Brazil Holdings II), Ltd.

                        SFR Petroleo Do Brazil Ltda.

                        SFS (International), Ltd.

                        SFS (Holdings), Ltd.

                        Santa Fe Energy Resources (Jabung), Ltd.

                       Santa Fe Energy Resources Limited

                       Santa Fe Energy Resources of Gabon, Ltd.

                       Petrolera Santa Fe S.A.

                       Braemar Shipping Company Limited

                       Santa Fe Energy Resources South East Asia Limited

                       746481 Alberta Ltd.

                       Trend Exploration (PNG) Party Ltd.

                       Santa Fe Energy Resources of Gabon (Mondah Bay), Ltd.

                       Santa Fe Energy Resources of Canada, Inc.

                       Santa Fe Energy Resources of Myanmar, Ltd.

                       Petrolera Santa Fe (Columbia), Ltd.

                       Santa Fe Energy Resources of Peru, Ltd.

                       Santa Fe Energy Resources of Bolivia, Inc.

                       Santa Fe Energy Company of Argentina

                       Trend Argentina S.A.

                       Santa Fe Energy Resources of Morocco, Ltd.

                       Gulf Coast American Corp.

                       SFS Malta One, Inc.

                       SFS Malta Two, Inc.

                       SFS (France) SARL

                       Ceara Star (Malta) Ltd.

                       SFS Malta Holding Company Ltd.

                       SFS Malta International Trading Company Ltd.

               7.      Section 5.14 Insider:

                       None.

                                                                     EXHIBIT A-1

                                PROMISSORY NOTE

US $_____________               Toronto, Ontario                 August 29, 2000

     FOR VALUE RECEIVED, the undersigned, ____________________, an Alberta corporation, (herein called "Borrower"), hereby promises to pay to the order of ___________________________ (herein called "Lender") the principal sum of
_________________________________ US Dollars (US $_____________), or, if greater or less, the aggregate unpaid principal amount of the Canadian Loan made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Canadian Agent under the Credit Agreement, 200 Front Street West, Suite 2700, Toronto, Ontario M5V3L2 or at such other place within Toronto, Ontario as from time to time may be designated by the holder of this Note.

     This Note (a) is issued and delivered under that certain Canadian Credit Agreement of even date herewith among Borrower, *[Northstar Energy Corporation/Devon Energy Canada Corporation], Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Canadian Note" as defined therein and (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events. Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein.

     The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Canadian Facility Maturity Date.

     Canadian Base Rate Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Canadian US Dollar Base Rate in effect on such day; provided that if an Event of Default has occurred and is continuing, Canadian Base Rate Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On each Interest Payment Date Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Canadian Base Rate Loans to but not including such Interest Payment Date. Canadian Prime Rate Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Canadian Prime Rate in effect on such day; provided that if an Event of Default has occurred and is continuing, Canadian Prime Rate Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On each Interest Payment Date Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Canadian Prime Rate Loans to but not including such Interest Payment Date. Each US Dollar Eurodollar Loan (exclusive of any past due principal or interest) shall bear interest on each day during the related Interest Period at the related Adjusted US Dollar Eurodollar Rate in effect on such day; provided that if an Event of Default has occurred and is continuing, such US Dollar Eurodollar Loan shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On each Interest Payment Date relating to such US Dollar Eurodollar Loan, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such US Dollar Eurodollar Loan to but not including such Interest Payment Date. Each Canadian Dollar Eurodollar Loan (exclusive of any past due principal or interest) shall bear interest on each day during the related Interest Period at the related Adjusted Canadian Dollar Eurodollar Rate in effect on such day; provided that if an Event of Default has occurred and is continuing, such Canadian Dollar Eurodollar Loan shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On each Interest Payment Date relating to such Canadian Dollar Eurodollar Loan, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Canadian Dollar Eurodollar Loan to but not including such Interest Payment Date. All past due principal of and past due interest on the Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph: (a) this Note shall never bear interest in excess of the Highest Lawful Rate, and (b) if at any time the rate at which interest is payable on this Note is limited by the Highest Lawful Rate (by the foregoing subsection (a) or by reference to the Highest Lawful Rate in the definitions of Canadian US Dollar Base Rate, Canadian Prime Rate, Adjusted US Dollar Eurodollar Rate, Adjusted Canadian Dollar Eurodollar Rate, and Default
Rate), this Note shall bear interest at the Highest Lawful Rate and shall continue to bear interest at the Highest Lawful Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Highest Lawful Rate applicable hereto.

     Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable Law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

     If this Note is placed in the hands of a lawyer for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE PROVINCE OF ALBERTA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                       [NORTHSTAR ENERGY
                                       CORPORATION/DEVON ENERGY CANADA
                                       CORPORATION]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                     EXHIBIT A-2

                                 PROMISSORY NOTE

US $25,000,000                   Toronto, Ontario                August 29, 2000


     FOR VALUE RECEIVED, the undersigned, ____________________, an Alberta corporation, (herein called "Borrower"), hereby promises to pay to the order of Bank of America Canada (herein called "Lender") the principal sum of Twenty Five Million US Dollars (US $25,000,000), or, if greater or less, the aggregate unpaid principal amount of the Canadian Loan made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Canadian Agent under the Credit Agreement, 200 Front Street West, Suite 2700, Toronto, Ontario M5V3L2 or at such other place within Toronto, Ontario as from time to time may be designated by the holder of this Note.

     This Note (a) is issued and delivered under that certain Canadian Credit Agreement of even date herewith among Borrower, *[Northstar Energy Corporation/Devon Energy Canada Corporation], Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Canadian Swing Note" as defined therein and (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events. Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein.

     The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Conversion Date.

     Canadian Swing Loans (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Canadian Swing Rate in effect on such day; provided that if an Event of Default has occurred and is continuing, Canadian Swing Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On each Interest Payment Date Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Canadian Swing Loans to but not including such Interest Payment Date. All past due principal of and past due interest on the Canadian Swing Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph: (a) this Note shall never bear interest in excess of the Highest Lawful Rate, and (b) if at any time the rate at which interest is payable on this Note is limited by the Highest Lawful Rate

(by the foregoing subsection (a) or by reference to the Highest Lawful Rate in the definitions of Canadian Swing Rate and Default Rate), this Note shall bear interest at the Highest Lawful Rate and shall continue to bear interest at the Highest Lawful Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Highest Lawful Rate applicable hereto.

     Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable Law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

     If this Note is placed in the hands of a lawyer for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE PROVINCE OF A LBERTA (WITHOUT REGARD TO
PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                       [NORTHSTAR ENERGY
                                       CORPORATION/DEVON ENERGY CANADA
                                       CORPORATION]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

[SPECIFY WHICH CANADIAN BORROWER IS BORROWING]
                                                                       EXHIBIT B

                                BORROWING NOTICE

     Reference is made to that certain Canadian Credit Agreement dated as of August 29, 2000 (as from time to time amended, the "Canadian Agreement"), by and among Northstar Energy Corporation, an Alberta corporation and Devon Energy Canada Corporation, an Alberta corporation (collectively, "Canadian Borrowers"), Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Canadian Agreement are used herein with the meanings given them in the Canadian Agreement. Pursuant to the terms of the Canadian Agreement, *[Northstar Energy Corporation/Devon Energy Canada Corporation] hereby requests Canadian Lenders *[Canadian Swing Lender] to make Canadian Advances [Canadian Swing Loans] to [Northstar Energy and/or Devon Energy Canada] as follows:

     Aggregate amount of Borrowing:                                      C/US] $_____________

     Type of Canadian Advances in Borrowing:                                    _____________
     [Canadian Base Rate Loans, Canadian Prime Rate Loans,
     US Dollar Eurodollar Loans, Canadian Dollar Eurodollar Loans,
     Bankers' Acceptances, or Canadian Swing Loans]
          Canadian Resident Lender BA Purchase                                  _____  (check for yes)

     Date on which Borrowing is to be made:                                     _____________

     Length of Interest Period for Eurodollar Loans                             _____________ months
     [1, 2, 3 or 6 months]

     Term applicable for Bankers' Acceptances                                   _____________ days
     [30, 60, 90 or 180 days]

            [CANADIAN ADVANCES IN BANKERS' ACCEPTANCES WILL INCLUDE,
                        AS REQUIRED, CANADIAN ADVANCES IN
          CANADIAN DOLLAR EURODOLLAR LOANS BY NON-RESIDENT LENDERS.]

     To induce Lenders to make such Canadian Advances, *[Northstar Energy Corporation/Devon Energy Canada Corporation] hereby represents, warrants, acknowledges, and agrees to and with Canadian Agent and each Lender that:

          (a) The officer of such Canadian Borrower signing this instrument is the duly elected, qualified and acting officer of such Canadian Borrower as indicated below such officer's signature hereto having all necessary authority to act for such Canadian Borrower in making the request herein contained.

          (b) The representations and warranties of such Canadian Borrower set forth in the Canadian Agreement and the other Canadian Loan Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Canadian Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

          (c) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1(a) of the Canadian Agreement; nor will any such Default exist upon such Canadian Borrower's receipt and application of the Canadian Loans requested hereby. Such Canadian Borrower will use the Canadian Loans hereby requested in compliance with Section 1.10 of the Canadian Agreement.

          (d) Except to the extent waived in writing as provided in Section 10.1(a) of the Canadian Agreement, such Canadian Borrower has performed and complied with all agreements and conditions in the Canadian Agreement required to be performed or complied with by such Canadian Borrower on or prior to the date hereof, and each of the conditions precedent to Canadian Loans contained in the Canadian Agreement remains satisfied.

          (e) The Canadian Facility Usage, after the making of the Canadian Advances requested hereby, will not be in excess of the Canadian Maximum Credit Amount on the date requested for the making of such Canadian Advances. *[The Canadian Swing Loans, after the making of the Canadian Swing Loans requested hereby, will not be in excess of the Canadian Swing Sublimit.]

          (f) The Canadian Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 10.1(a) of the Canadian Agreement. The Canadian Agreement and the other Canadian Loan Documents are hereby ratified, approved, and confirmed in all respects.

     The officer of the Canadian Borrower signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of such Canadian Borrower are true, correct and complete.

     IN WITNESS WHEREOF, this instrument is executed as of _________, ________.

                              *[NORTHSTAR ENERGY
                              CORPORATION/DEVON ENERGY CANADA
                              CORPORATION]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT C

                         CONTINUATION/CONVERSION NOTICE

     Reference is made to that certain Canadian Credit Agreement dated as of August 29, 2000 (as from time to time amended, the "Canadian Agreement"), by and among Northstar Energy Corporation, an Alberta corporation, and Devon Energy Canada Corporation, an Alberta corporation (collectively, "Canadian Borrowers"), Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Canadian Agreement are used herein with the meanings given them in the Canadian Agreement.

     *[Northstar Energy Corporation/Devon Energy Canada Corporation] hereby requests a conversion or continuation of existing Canadian Advances [Canadian Swing Loans] into a new Borrowing pursuant to Section 1.3 of the Canadian Agreement as follows:

     Existing Borrowing(s) to be continued or converted:

          US $_______________________ of US Dollar Eurodollar Loans with Eurodollar Interest Period ending _______________________

          C $_______________________ of Canadian Dollar Eurodollar Loans with Eurodollar Interest Period ending _______________________

          US $_______________________ of Canadian Base Rate Loans

          C $_______________________ of Canadian Prime Rate Loans

          C $_______________________ of Bankers' Acceptances with a term of [30, 60, 90, or 180] days (including, as required, Non-resident Lender Canadian Dollar Eurodollar Loans

             Canadian Resident Lender Purchase          ________ (check for yes)

          C $_______________________ of Canadian Swing Loans

     If being combined with new Canadian Advances,_______________________ [US/C] $_______________________ of new Canadian Advances to be advanced on_______________________,

     Aggregate amount of new Borrowing:                      [US/C] $___________

     Type of Canadian Advances in new Borrowing:                     ___________

     [Canadian Base Rate Loans, Canadian Prime Rate Loans,
     US Dollar Eurodollar Loans, Canadian Dollar Eurodollar
     Loans, or Bankers' Acceptances]
            Canadian Resident Lender BA Purchase           _____ (check for yes)

     Date of continuation or conversion:                             ___________

     Length of Eurodollar Interest Period for US Dollar
     Eurodollar Loans (1, 2, 3 or 6 months):                  ___________ months

     Length of Eurodollar Interest Period for
     Canadian Dollar Eurodollar Loans
     (1, 2, 3 or 6 months):                                   ___________ months

     Term applicable for Bankers' Acceptances
     (30, 60, 90 or 180 days):                                ___________ days

[CANADIAN A DVANCES IN BANKERS' ACCEPTANCES WILL INCLUDE, AS REQUIRED, CANADIAN ADVANCES IN CANADIAN DOLLAR EURODOLLAR LOANS BY NON - RESIDENT LENDERS.]

     To meet the conditions set out in the Canadian Agreement for such conversion/continuation, such Canadian Borrower hereby represents, warrants, acknowledges, and agrees to and with Canadian Agent and each Lender that:

          (a) The officer of such Canadian Borrower signing this instrument is the duly elected, qualified and acting officer of such Canadian Borrower as indicated below such officer's signature hereto having all necessary authority to act for such Canadian Borrower in making the request herein contained.

          (b) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1(a) of the Canadian Agreement.

          (c) The Canadian Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 10.1(a) of the Canadian Agreement. The Canadian Agreement and the other Canadian Loan Documents are hereby ratified, approved, and confirmed in all respects.

     The officer of the Canadian Borrower signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgements, and agreements of such Canadian Borrower are true, correct and complete.

     IN WITNESS WHEREOF this instrument is executed as of _____________________.

                                       *[NORTHSTAR ENERGY
                                       CORPORATION/DEVON ENERGY CANADA
                                       CORPORATION]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT D


                            CERTIFICATE ACCOMPANYING
                              FINANCIAL STATEMENTS

     Reference is made to that certain Canadian Credit Agreement dated as of August 29, 2000 (as from time to time amended, the "Canadian Agreement"), by and among Northstar Energy Corporation, an Alberta corporation and Devon Energy Canada Corporation, an Alberta corporation (collectively, "Canadian Borrowers"), Bank of America Canada, individually and as administrative agent ("Canadian Agent"), as Agent, and certain financial institutions ("Lenders"), which Canadian Agreement is in full force and effect on the date hereof. Terms which are defined in the Canadian Agreement are used herein with the meanings given them in the Canadian Agreement.

     This Certificate is furnished pursuant to Section 6.1(b) of the Canadian Agreement. Together herewith US Borrower and Canadian Borrowers are furnishing to Canadian Agent and each Lender US Borrower's *[audited/unaudited] financial statements (the "Financial Statements") as at ______________ (the "Reporting Date"). US Borrower and each Canadian Borrower hereby represents, warrants, and acknowledges to Canadian Agent and each Lender that:

          (a) the officer of US Borrower signing this instrument is the duly elected, qualified and acting [President/Senior Vice President - Finance/Treasurer/Vice President - Accounting] of US Borrower;

          (b) the Financial Statements are accurate and complete and satisfy the requirements of the Canadian Agreement;

          (c) attached hereto is a schedule of calculations showing [US Borrower's] compliance as of the Reporting Date with the requirements of Sections ____________ of the Canadian Agreement *[and [US Borrower's] non-compliance as of such date with the requirements of Section(s)___________________ of the Agreement];

          (d) on the Reporting Date [US Borrower] was, and on the date hereof [US Borrower] is, in full compliance with the disclosure requirements of
     Section 6.2(c) and 6.4 of the Canadian Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument *[except for Default(s) under Section(s) ___________ of the Canadian Agreement, which *[is/are] more fully described on a schedule attached hereto].

          (e) *[Unless otherwise disclosed on a schedule attached hereto,] Each Canadian Borrower confirms that the representations and warranties of such Canadian Borrower set forth in the Canadian Agreement and the other Canadian Loan Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

     The officer of each Borrower signing this instrument hereby certifies that he has reviewed the Canadian Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of such Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

     IN WITNESS WHEREOF, this instrument is executed as of ____________, ______.

                                       DEVON ENERGY CORPORATION

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       NORTHSTAR ENERGY CORPORATION

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       DEVON ENERGY CANADA CORPORATION

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT E


                    OPINION OF COUNSEL FOR RESTRICTED PERSONS

                                [To Be Inserted]

                                                                       EXHIBIT F


                            ASSIGNMENT AND ACCEPTANCE

     Reference is made to that certain Canadian Credit Agreement dated as of August 29, 2000 (as from time to time amended, the "Canadian Agreement"), by and among Northstar Energy Corporation, an Alberta corporation, and Devon Energy Canada Corporation, an Alberta corporation (collectively, "Canadian Borrowers"), Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Canadian Agreement are used herein with the meanings given them in the Canadian Agreement.

     The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Canadian Agreement and the other Canadian Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Canadian Agreement and the other Canadian Loan Documents. After giving effect to such sale and assignment, the Assignee's Canadian Maximum Credit Amount and the amount of the Canadian Loans owing to the Assignee will be as set forth on Schedule 1.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Canadian Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Canadian Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the Canadian Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Canadian Note held by the Assignor and requests that Canadian Agent exchange such Canadian Note for new Canadian Notes payable to the order of the Assignee in an amount equal to the Canadian Maximum Credit Amount assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Canadian Maximum Credit Amount retained by the Assignor, if any, as specified on Schedule 1.

     3. The Assignee (i) confirms that it has received a copy of the Canadian Agreement, together with copies of the financial statements referred to in
Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon Canadian Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Canadian Agreement; (iii) confirms that it is an Eligible Transferee; (iv) appoints and authorizes Canadian Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Canadian Agreement as are delegated to Canadian Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Canadian Agreement are required to be performed by it as a Lender.

     4. Following the execution of this Assignment and Acceptance, it will be delivered to Canadian Agent for acceptance and recording by Canadian Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by Canadian Agent, unless otherwise specified on Schedule 1.

     5. Upon such acceptance and recording by Canadian Agent, as of the Effective Date, (i) the Assignee shall be a party to the Canadian Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Canadian Agreement.

     6. Upon such acceptance and recording by Canadian Agent, from and after the Effective Date, Canadian Agent shall make all payments under the Canadian Agreement and the Canadian Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Canadian Agreement and the Canadian Notes for periods prior to the Effective Date directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the Laws of the Province of Alberta, Canada.

     8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by facsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1

                                       to

                            ASSIGNMENT AND ACCEPTANCE

     Percentage interest assigned:                                         ____%

     Assignee's Canadian Maximum Credit Amount:                     US $________

     Aggregate outstanding principal amount
       of Loans assigned:                                           US $________

     Principal amount of Canadian Note payable to Assignee:         US $________

     Principal amount of Canadian Note payable to Assignor:         US $________

     Effective Date (if other than date
     of acceptance by Canadian Agent):                           *________, ____

                                       [NAME OF ASSIGNOR], as Assignor

                                       By:
                                           -------------------------------------
                                           Title:

                                       Dated:

                                              --------------------, ------------

                                       [NAME OF ASSIGNEE], as Assignee

                                       By:
                                           -------------------------------------
                                           Title:

                                       Domestic Lending Office:

                                       Eurodollar Lending Office:

* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to Canadian Agent.

Accepted [and Approved] **
this ____________ day of __________, 20__

BANK OF AMERICA CANADA

By:
    ---------------------------------
    Name:
    Title:

[Approved this _________ day
of ____________, 20__

NORTHSTAR ENERGY CORPORATION

By:
    ---------------------------------
    Name:
    Title:

DEVON ENERGY CANADA CORPORATION

By:
    ---------------------------------
    Name:
    Title:

** Required if the Assignee is an Eligible Transferee solely by reason of subsection (b) of the definition of "Eligible Transferee".

                                                                       EXHIBIT G


                              RE-ALLOCATION NOTICE

     Reference is made to (i) that certain US Credit Agreement dated as of August 29, 2000 (as from time to time amended, the "Agreement"), by and among Devon Energy Corporation, a Delaware corporation ("US Borrower"), Bank of America, N.A., individually and as administrative agent ("US Agent"), and certain financial institutions ("US Lenders"), and (ii) that certain Canadian Credit Agreement dated as of August 29, 2000 (as from time to time amended, the "Agreement"), by and among Northstar Energy Corporation, an Alberta corporation, and Devon Energy Canada Corporation, an Alberta corporation (collectively, "Canadian Borrowers"), Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and certain financial institutions ("Canadian Lenders") Terms which are defined in the US Agreement and the Canadian Agreement (collectively, the "Agreements") are used herein with the meanings given them therein. Pursuant to the terms of the Agreements, Canadian Borrowers hereby notify US Agent, Canadian Agent and Lenders that Canadian Borrowers have elected to make a Canadian Re-allocation as follows:

     Canadian Maximum Credit Amount reduction:                                  US $________________
     [US $25,000,000 or any higher integral multiple of US $1,000,000]

     Tranche B Maximum Credit Amount increase:                                  US $________________
     [must equal Canadian Maximum Credit Amount reduction]

     Effective Date of Canadian Re-allocation:                                      ________________
     [must be at least 90 days after effective date of
     immediately preceding Re-allocation]

     Canadian Borrowers each hereby represent, warrant, acknowledge, and agree to and with Canadian Agent and each Lender that:

          (a) The officer of such Canadian Borrower signing this instrument is the duly elected, qualified and acting officer of such Canadian Borrower as indicated below such officer's signature hereto having all necessary authority to act for such Canadian Borrower in making the request herein contained.

          (b) After giving effect to the Re-allocation requested hereby, the Tranche B Maximum Credit Amount will not be greater than US $625,000,000, the Canadian Maximum Credit Amount will not be greater than US $375,000,000, and the aggregate amount of the Tranche B Maximum Credit Amount and the Canadian Maximum Credit Amount will not be greater than US $800,000,000.

     The officer of each Canadian Borrower signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of such Canadian Borrower are true, correct and complete.

     IN WITNESS WHEREOF, this instrument is executed as of ____________, _____.

                                       DEVON ENERGY CANADA CORPORATION

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       NORTHSTAR ENERGY CORPORATION

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT H


                                   [RESERVED]

                                                                       EXHIBIT I

                             COMPETITIVE BID REQUEST

Bank of America Canada
 as Canadian Agent
200 Front Street West, Suite 2700
Toronto, Canada M5V 3L2
Attention: _______________                                                [Date]


                          NORTHSTAR ENERGY CORPORATION
                         DEVON ENERGY CANADA CORPORATION

Ladies and Gentlemen:

     Reference is made to that certain Canadian Credit Agreement dated as of August 29, 2000 (as from time to time amended, the "Canadian Agreement"), by and among Northstar Energy Corporation, an Alberta corporation and Devon Energy Canada Corporation, an Alberta corporation (collectively, "Canadian Borrowers"), Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Canadian Agreement are used herein with the meanings given them in the Canadian Agreement. *[Northstar Energy Corporation/Devon Energy Canada Corporation] hereby gives notice pursuant to Section 1.9(a) of the Canadian Agreement that it requests Competitive Bids under the Canadian Agreement on the terms set forth below:

     1.   Proposed Date of Competitive Bid Loan: _______________.
          (which is a Business Day)

     2.   Aggregate Principal Amount of Competitive Bid Loan: [C $] [US $]
          _______________.
          (C $5,000,000 or greater integral multiple of C $1,000,000)

     3. Competitive Bid Interest Period and last day thereof: _______________. (1 day to 180 days)

     4.   Requested Maturity: _____________.
          (30 days or more)

     To induce Lenders to make such Competitive Bids, *[Northstar Energy Corporation/Devon Energy Canada Corporation] hereby represents, warrants, acknowledges, and agrees to and with Canadian Agent and each Lender that:

          (a) The officer of such Canadian Borrower signing this instrument is the duly elected, qualified and acting officer of such Canadian Borrower as indicated below such officer's signature hereto having all necessary authority to act for such Canadian Borrower in making the request herein contained.

          (b) The representations and warranties of such Canadian Borrower set forth in the Canadian Agreement and the other Canadian Loan Documents, except as expressly made as of specific date, are true and correct in all material respects on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Canadian Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

          (c) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1(a) of the Agreement; nor will any such Default exist upon such Canadian Borrower's receipt and application of any Competitive Bid Loan made pursuant hereto.

          (d) The sum of (i) the aggregate unpaid principal balance of the Canadian Loans, after the making of any Competitive Bid Loan in the amount indicated hereby, plus (ii) the Canadian LC Obligations outstanding, will not be in excess of the Canadian Maximum Credit Amount on the date requested for the making of such Canadian Loans.

     The officer of the Canadian Borrower signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of such Canadian Borrower are true, correct and complete.

     IN WITNESS WHEREOF, this instrument is executed as of _________, 20__.

                                       NORTHSTAR ENERGY CORPORATION/DEVON
                                       ENERGY CANADA CORPORATION

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT J


                                INVITATION TO BID

To Lenders under the Canadian Agreement
(as defined below)
Attention: __________________                                             [Date]

                          NORTHSTAR ENERGY CORPORATION
                         DEVON ENERGY CANADA CORPORATION

Ladies and Gentlemen:

     Reference is made to that certain Canadian Credit Agreement dated as of August 29, 2000 (as from time to time amended, the "Canadian Agreement"), by and among Northstar Energy Corporation, an Alberta corporation and Devon Energy Canada Corporation, an Alberta corporation (collectively, "Canadian Borrowers"), Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Canadian Agreement and which are used but not defined herein are used herein with the meanings given them in the Canadian Agreement. *[Northstar Energy Corporation/Devon Energy Canada Corporation] has delivered a Competitive Bid Request dated ____________________ pursuant to Section 1.9(a) of the Canadian Agreement, and you are invited to submit a Competitive Bid by not later than 9:00 a.m., Toronto, Canada time on the date specified for the proposed Competitive Bid Loan. Your Competitive Bid must comply with Section 1.9(b) of the Canadian Agreement and the following terms as set forth in such Canadian Borrower's Competitive Bid Request:

     1. Proposed Date of Competitive Bid Loan: ___________________. (which is a Business Day)

     2. Aggregate Principal Amount of Competitive Bid Loan: __________________ [C $] [US $]___________.
          (C $5,000,000 or greater integral multiple of C $1,000,000)

     3. Competitive Bid Interest Period and last day thereof: _______________. (1 day to 180 days)

     4.   Requested Maturity: ___________________.
          (30 days or more)

                                       BANK OF AMERICA CANADA
                                       as Canadian Agent

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT K


                                 COMPETITIVE BID

Bank of America Canada
 as Canadian Agent
200 Front Street West, Suite 2700
Toronto, Canada M5V 3L2
Attention: __________________                                             [Date]

                         [NORTHSTAR ENERGY CORPORATION]
                        [DEVON ENERGY CANADA CORPORATION]

Ladies and Gentlemen:

     Reference is made to that certain Canadian Credit Agreement dated as of August 29, 2000 (as from time to time amended, the "Canadian Agreement"), by and among Northstar Energy Corporation, an Alberta corporation and Devon Energy Canada Corporation, an Alberta corporation (collectively, "Canadian Borrowers"), Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Canadian Agreement and which are used but not defined herein are used herein with the meanings given them in the Canadian Agreement. The undersigned Lender hereby makes a Competitive Bid pursuant to Section 1.9(b) of the Canadian Agreement, in response to the Competitive Bid Request of Canadian Borrowers dated _________________, on the following terms:

     1.   Principal Amount: [C $] [US $] ______________________________________.
          (C $5,000,000 or greater integral multiple of C $1,000,000;
          multiple Competitive Bids may be accepted by Canadian Borrowers)

     2.   Competitive Bid Rate: _______________ percent (__%).
          (expressed in decimal form to no more than four decimal places)

     3. Competitive Bid Interest Period and last day thereof: _______________. (1 day to 180 days)

     4.   Maturity Date: _____________.
          (30 days or more)

     The undersigned Lender hereby confirms that it is prepared to extend credit to *[Northstar Energy Corporation/Devon Energy Canada Corporation] upon acceptance by such Canadian Borrower of this Competitive Bid pursuant to Section 1.9(d) of the Canadian Agreement.

                                       _____________, Lender

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT L


                      COMPETITIVE BID ACCEPT/REJECT LETTER

Bank of America Canada
 as Canadian Agent
200 Front Street West, Suite 2700
Toronto, Canada M5V 3L2
Attention: _________________                                              [Date]


                          NORTHSTAR ENERGY CORPORATION
                         DEVON ENERGY CANADA CORPORATION

Ladies and Gentlemen:

     Reference is made to that certain Canadian Credit Agreement dated as of August 29, 2000 (as from time to time amended, the "Canadian Agreement"), by and among Northstar Energy Corporation, an Alberta corporation and Devon Energy Canada Corporation, an Alberta corporation (collectively, "Canadian Borrowers"), Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Canadian Agreement and which are used but not defined herein are used herein with the meanings given them in the Canadian Agreement. Pursuant to
Section 1.9(d) of the Canadian Agreement, *[Northstar Energy Corporation/Devon Energy Canada Corporation] hereby accepts the following Competitive Bids made in response to such Canadian Borrower's Competitive Bid Request dated _______________ for Competitive Bid Loans maturing ______________:

      Lender                     Principal Amount                     Interest Rate
      ------                     ----------------                     -------------
      _____________________      [C $] [US $] ________________          _________%

      _____________________      [C $] [US $] ________________          _________%

      _____________________      [C $] [US $] ________________          _________%

Such Canadian Borrower hereby rejects the following Competitive Bids:

      Lender                     Principal Amount                     Interest Rate
      ------                     ----------------                     -------------
      _____________________      [C $] [US $] ________________          _________%

      _____________________      [C $] [US $] ________________          _________%

      _____________________      [C $] [US $] ________________          _________%

     The proceeds of the Competitive Bid Loans made pursuant to the Competitive Bids accepted hereby should be deposited in Bank of America Canada account number _______________ on __________________ [or wire transferred to
______________________].

                                       *[NORTHSTAR ENERGY CORPORATION/DEVON
                                       ENERGY CANADA CORPORATION]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT M


                              COMPETITIVE BID NOTE

                                                                 August 29, 2000

     FOR VALUE RECEIVED, the undersigned, ______________________, an Alberta corporation ("Borrower"), hereby promises to pay to the order of _______________________ ("Lender"), the aggregate unpaid principal amount of all Competitive Bid Loans made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Canadian Agent under the Credit Agreement, 200 Front Street West, Suite 2700, Toronto, Ontario or at such other place within Toronto, Ontario, as from time to time may be designated by the holder of this Note.

     This Note (a) is issued and delivered under that certain Canadian Credit Agreement of even date herewith, among Borrower, Northstar Energy Corporation, Devon Energy Canada Corporation, Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and the lenders (including Lender) referred to therein (as from time to time supplemented, amended or restated, the "Credit Agreement"), and is a "Competitive Bid Note" as defined therein, and (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events. Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein.

     For the purposes of this Note, "Competitive Bid Rate Payment Date" means, with respect to each Competitive Bid Loan: (i) the day on which the related Competitive Bid Interest Period ends, and (ii) any day on which past due interest or past due principal is owed hereunder with respect to such Competitive Bid Loan and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal with respect to such Competitive Bid Loan shall be deferred from one Competitive Bid Rate Payment Date to another day, such other day shall also be a Competitive Bid Rate Payment Date.

     The principal amount of this Note and interest accrued hereon, shall be due and payable as set forth in the Credit Agreement, and shall in any event be due in full on the last day of the Canadian Revolving Period.

     Each Competitive Bid Loan (exclusive of any past due principal or past due interest) shall bear interest on each day during the related Competitive Bid Interest Period at the Competitive Bid Rate in effect on such day for such Competitive Bid Loan, provided that if an Event of

Default has occurred and is continuing such Competitive Bid Loan shall bear interest on each day outstanding at the applicable Default Rate in effect on such day. On each Competitive Bid Rate Payment Date relating to any Competitive Bid Loan, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Competitive Bid Loan to but not including such Competitive Bid Rate Payment Date. All past due principal of and past due interest on Competitive Bid Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues. Notwithstanding the foregoing provisions of this paragraph: (a) this Note shall never bear interest in excess of the Highest Lawful Rate, and (b) if at any time the rate at which interest is payable on this Note is limited by the Highest Lawful Rate (by the foregoing clause (a) or by reference to the Highest Lawful Rate in the definitions of Competitive Bid Rate and Default Rate), this Note shall bear interest at the Highest Lawful Rate and shall continue to bear interest at the Highest Lawful Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Highest Lawful Rate applicable hereto.

     Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable Law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

     If this Note is placed in the hands of a lawyer for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable lawyers' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE PROVINCE OF ALBERTA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                       *[NORTHSTAR ENERGY CORPORATION/DEVON
                                       ENERGY CANADA CORPORATION]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       3